As filed with the Securities and Exchange Commission on February 24, 2017

Securities Act of 1933 File No. 333-173967

Investment Company Act of 1940 File No. 811-22555

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 72 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 74 ☒

(Check Appropriate Box or Boxes)

FLEXSHARES TRUST

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Diana E. McCarthy, Esq.	Ann Marie Halter
Drinker Biddle & Reath LLP	Craig R. Carberry, Esq.
One Logan Square, Ste. 2000	Northern Trust Investments, Inc.
Philadelphia, Pennsylvania 19103-6996	50 South LaSalle Street
Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

FlexShares® Trust Prospectus
Fund	Ticker	Stock Exchange
FlexShares ® Morningstar US Market Factor Tilt Index Fund	TILT	NYSE Arca
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	TLTD	NYSE Arca
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	TLTE	NYSE Arca
FlexShares ® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	TLDH	NYSE Arca
FlexShares ® Currency Hedged Morningstar EM Factor Tilt Index Fund	TLEH	NYSE Arca
FlexShares ® US Quality Large Cap Index Fund	QLC	NASDAQ
FlexShares ® STOXX® US ESG Impact Index Fund	ESG	NASDAQ
FlexShares ® STOXX® Global ESG Impact Index Fund	ESGG	NASDAQ
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	GUNR	NYSE Arca
FlexShares ® STOXX® Global Broad Infrastructure Index Fund	NFRA	NYSE Arca
FlexShares ® Global Quality Real Estate Index Fund	GQRE	NYSE Arca
FlexShares ® Real Assets Allocation Index Fund	ASET	NASDAQ
FlexShares ® Quality Dividend Index Fund	QDF	NYSE Arca
FlexShares ® Quality Dividend Defensive Index Fund	QDEF	NYSE Arca
FlexShares ® Quality Dividend Dynamic Index Fund	QDYN	NYSE Arca
FlexShares ® International Quality Dividend Index Fund	IQDF	NYSE Arca
FlexShares ® International Quality Dividend Defensive Index Fund	IQDE	NYSE Arca
FlexShares ® International Quality Dividend Dynamic Index Fund	IQDY	NYSE Arca
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	TDTT	NYSE Arca
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	TDTF	NYSE Arca
FlexShares ® Disciplined Duration MBS Index Fund	MBSD	NASDAQ
FlexShares ® Credit-Scored US Corporate Bond Index Fund	SKOR	NASDAQ
FlexShares ® Credit-Scored US Long Corporate Bond Index Fund	LKOR	NASDAQ
Prospectus dated March 1, 2017.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summaries
FlexShares® Morningstar US Market Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 26
3 Years	$ 83
5 Years	$ 145
10 Years	$330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, the Underlying Index comprised of 2,529 issues with market capitalizations ranging from $15.0 million to $648.6 billion. As of the same date, the Underlying Index's five largest constituents (by weighting) were Apple, Inc., Berkshire Hathaway, JP Morgan Chase & Co, Microsoft Corp., and AT&T Inc. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. It is reconstituted on a semi-annual basis and is rebalanced quarterly. The composition of the Underlying Index will change over time.

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry,

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (3/31/2012): 12.92%
Worst Quarter (9/30/2015): -8.31%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	16.99%	14.75%	14.73%	9/16/2011
After Taxes on Distributions	16.42%	14.37%	14.36%	—
After Taxes on Distributions and Sale of Shares	9.87%	11.83%	11.86%	—
Morningstar® US Market Factor Tilt IndexSM*	17.07%	14.97%	14.94%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.39%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.40%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.39%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 40
3 Years	$ 127
5 Years	$223
10 Years	$ 504
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, the Underlying Index comprised of 3,198 issues with market capitalizations ranging from $203.6 million to $226.0 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Toyota Motor Corp., HSBC Holdings Plc, Nestle SA, Total SA, and Royal Dutch Shell Plc. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (29.3%), Great Britain (15.5%), Canada (9.0%), France (7.0%), and Germany (6.1%). The Underlying Index is governed by published,

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and rela-
tive weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Japan Investment Risk is the risk of investing in securities of Japanese issuers. As of January 31, 2017, the Fund was concentrated in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (9/30/2013): 12.35%
Worst Quarter (9/30/2015): -10.65%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	5.40%	5.31%	9/25/2012
After Taxes on Distributions	4.62%	4.83%	—
After Taxes on Distributions and Sale of Shares	3.59%	4.20%	—
Morningstar® Developed Markets ex-US Factor Tilt IndexSM*	5.49%	5.50%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.59%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.60%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.59%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 60
3 Years	$ 191
5 Years	$334
10 Years	$ 749
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, the Underlying Index comprised of 2,588 issues with market capitalizations ranging from $142.1 million to $249.7 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Samsung Electronics Co., China Construction Bank Corp., Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co. Ltd, and Industrial and Commercial Bank of China Ltd. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were China (26.9%), South Korea (17.5%), Taiwan (14.0%), India (7.7%), and

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

South Africa (6.0%). The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and rela-
tive weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
China Investment Risk is the risk of investing in securities of Chinese issuers. As of January 31, 2017, the Fund was concentrated in securities of Chinese issuers. The Chinese economy may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Despite recent reforms of economic and market practices, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Export growth continues to be a major driver of China’s rapid economic growth. Reduced spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (9/30/2016): 9.12%
Worst Quarter (9/30/2015): -17.49%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	12.05%	-0.36%	9/25/2012
After Taxes on Distributions	11.37%	-0.74%	—
After Taxes on Distributions and Sale of Shares	7.25%	-0.26%	—
Morningstar® Emerging Markets Factor Tilt IndexSM*	12.80%	0.27%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust
Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.44%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses(2)	0.42%
Total Annual Fund Operating Expenses	0.94%
Expense Reimbursement(3)	(0.50)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.44%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
(3)	Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI also has contractually agreed until March 1, 2020 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 45
3 Years	$ 250
5 Years	$ 471
10 Years	$1,109
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period beginning with commencement of operations on November 9, 2015 through October 31, 2016, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the perfor-

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

mance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. As of January 31, 2017, the Underlying Index was comprised of 3,198 issues with market capitalizations ranging from $203.6 million to $226.0 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Toyota Motor Corp., HSBC Holdings Plc, Nestle SA, Total SA, and Royal Dutch Shell Plc. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (29.3%), Great Britain (15.5%), Canada (9.0%), France (7.0%), and Germany (6.1%). The composition of the Underlying Index will change over time.
Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). The Fund may also invest directly in the securities included in the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund and the Underlying Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund or the Underlying Fund may or may not hold all of the securities that are included in its underlying index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index (including indirect investments through the Underlying Fund) and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, and foreign currency forward contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
Components of the Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio. The Underlying Index uses a methodology that sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this exposure is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the com-

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

ponent currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.
The Fund may use non-deliverable foreign currency forward contracts (“NDFs”) to execute its hedging transactions. A non-deliverable foreign currency forward contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s or Underlying Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's or Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Hedging Risk is the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.
In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.
Currency Risk is the risk that, because the Fund’s and the Underlying Fund’s NAVs are determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund or the Underlying Fund invests, causing an adverse impact on the Fund’s or Underlying Fund’s investments in the affected region. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares.
Derivatives Risk is the risk of investing in derivative instruments, such as foreign currency forward contracts, futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. The Fund may use derivatives to hedge the currency exposure resulting from investments in foreign securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund or Underlying Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Fund of Funds Risk is the risk that, because the Fund expects to invest a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange-traded fund’s shares) for a number of reasons. For example, sup-

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

ply and demand for shares of the Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund’s investments, which may be exacerbated in less liquid markets.
An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund. By investing in the Underlying Fund indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
The Investment Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the Investment Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Japan Investment Risk is the risk of investing in securities of Japanese issuers. As of January 31, 2017, the Fund was concentrated in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund and the Underlying Fund could lose money over short periods due to short-
term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund and the Underlying Fund face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Fund are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk is the risk that, because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The Underlying Fund is also subject to tracking error risk in seeking to track the performance of its underlying index.
Valuation Risk is the risk that the sale price the Fund or the Underlying Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s or Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (12/31/2016): 8.97%
Worst Quarter (3/31/2016): -5.43%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	8.62%	6.31%	11/9/2015
After Taxes on Distributions	7.89%	5.25%	—
After Taxes on Distributions and Sale of Shares	5.22%	4.74%	—
Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM*	9.04%	6.57%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund, and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt Hedged IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.64%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(2)	0.66%
Total Annual Fund Operating Expenses	1.32%
Expense Reimbursement(3)	(0.68)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.64%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
(3)	Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI also has contractually agreed until March 1, 2020 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 65
3 Years	$ 351
5 Years	$ 658
10 Years	$1,531
PortfolioTurnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period beginning with commencement of operations on November 9, 2015 through October 31, 2016, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Under-

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

lying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. As of January 31, 2017, the Underlying Index was comprised of 2,588 issues with market capitalizations ranging from $142.1 million to $249.7 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Samsung Electronics Co., China Construction Bank Corp., Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Industrial and Commercial Bank of China Ltd. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were China (26.9%), South Korea (17.5%), Taiwan (14.0%), India (7.7%), and South Africa (6.0%). The composition of the Underlying Index will change over time.
Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). The Fund may also invest directly in the securities included in the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund and the Underlying Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund or the Underlying Fund may or may not hold all of the securities that are included in its underlying index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index (including indirect investments through the Underlying Fund) and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, and foreign currency forward contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
Components of the Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio. The Underlying Index uses a methodology that sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund’s expo-

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

sure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this exposure is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar. The Fund may use non-deliverable foreign currency forward contracts (“NDFs”) to execute its hedging transactions. A non-deliverable foreign currency forward contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s or Underlying Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
China Investment Risk is the risk of investing in securities of Chinese issuers. As of January 31, 2017, the Fund was concentrated in securities of Chinese issuers. The Chinese economy may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Despite recent reforms of economic and market practices, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Export growth continues to be a major driver of China’s rapid economic growth. Reduced spending on Chinese products and ser-

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

vices, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Concentration Risk is the risk that, to the extent the Fund's or Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Hedging Risk is the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.
In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.
Currency Risk is the risk that, because the Fund’s and the Underlying Fund’s NAVs are determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund or the Underlying Fund invests, causing an adverse impact on the Fund’s or Underlying Fund’s investments in the affected region. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares.
Derivatives Risk is the risk of investing in derivative instruments, such as foreign currency forward contracts, futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. The Fund may use derivatives to hedge the currency exposure resulting from investments in foreign securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund or Underlying Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Fund of Funds Risk is the risk that, because the Fund expects to invest a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange-traded fund’s shares) for a number of reasons. For example, supply and demand for shares of the Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund’s investments, which may be exacerbated in less liquid markets.
An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund. By investing in the Underlying Fund indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
The Investment Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the Investment Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund and the Underlying Fund face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Fund are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk is the risk that, because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sam-
pling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The Underlying Fund is also subject to tracking error risk in seeking to track the performance of its underlying index.
Valuation Risk is the risk that the sale price the Fund or the Underlying Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s or Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

For the periods in the bar chart above:
Best Quarter (9/30/2016): 7.65%
Worst Quarter (12/31/2016): -1.75%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	9.38%	4.76%	11/9/2015
After Taxes on Distributions	8.64%	3.73%	—
After Taxes on Distributions and Sale of Shares	5.63%	3.49%	—
Morningstar® Emerging Markets Factor Tilt Hedged IndexSM*	9.74%	5.05%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund, and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® US Quality Large Cap Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(1)	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.32%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 33
3 Years	$ 116
5 Years	$ 207
10 Years	$475
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics within a universe of publicly-traded US large capitalization equity securities. The universe is comprised of the 1250 largest companies in the Northern Trust 1250 IndexSM, a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. Eligible securities are selected and the relative weightings of the securities are determined to optimize exposure to (i) companies that exhibit financial strength and stability relative to the broader universe of eligible securities, as measured through a proprietary scoring model; (ii) securities trading at lower valuations; and (iii) securities with positive momentum (i.e., the change in a company’s price or other metrics over a given period of time), each as determined by NTI in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index is reconstituted on a quarterly basis. As of January 31, 2017, the Underlying Index was comprised of 132 securities with a market capitalization ranging from $6.1 billion to $648.6 billion. As of

FlexShares® US Quality Large Cap Index Fund (cont.)

the same date the Underlying Index’s five largest constituents (by weighting) were Bank of America Corp., General Electric Co., Johnson & Johnson, CitiGroup Inc., and International Business Machines Corp. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about the Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers

FlexShares® US Quality Large Cap Index Fund (cont.)

included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Information Technology Sector Risk is the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price. Securities of information technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Momentum Risk is the risk that securities that have had positive momentum compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited positive momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

FlexShares® US Quality Large Cap Index Fund (cont.)

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (12/31/2016): 4.59%
Worst Quarter (3/31/2016): -0.01%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	9.36%	10.97%	9/23/2015
After Taxes on Distributions	8.88%	10.45%	—
After Taxes on Distributions and Sale of Shares	5.67%	8.35%	—
Northern Trust Quality Large Cap IndexSM*	9.77%	11.36%	—
S&P 500 Total Return Index*	11.96%	14.43%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

FlexShares® US Quality Large Cap Index Fund (cont.)

Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund, and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® STOXX® US ESG Impact Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.05%
Total Annual Fund Operating Expenses	0.37%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.32%
(1)	Other Expenses are estimated for the current fiscal year.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until at least March 1, 2018. After this date, NTI and the Fund may mutually agree to extend the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 33
3 Years	$114
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period beginning with commencement of operations on July 13, 2016 through October 31, 2016, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward U.S. companies that score better with respect to a small set of environmental, social and governance (ESG) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® USA 900 Index, as determined by STOXX Ltd. (the “Index Provider”) in accordance with its methodology and analytical findings.
The Index Provider assigns an ESG score to each eligible U.S. company in the STOXX® Global 1800 Index through a proprietary model based on select ESG criteria. The STOXX® Global 1800 Index is comprised of the 1800 largest companies in the global developed markets, including the U.S. The bottom 50% of companies based on their ESG scores are excluded from the Underlying Index. The weights of the remaining eligible companies in the Underlying Index are then adjusted so that companies with higher relative ESG scores are weighted more, and companies with relatively lower ESG scores are weighted less, than they would be in an index that is solely market-capitalization weighted. Only companies that are U.S. companies as determined by the Index Provider’s methodology are included in the Underlying Index. The maximum weight that can be assigned to a single company is limited

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

to 5% at time of each index rebalancing or reconstitution. Companies that the Index Provider determines do not adhere to the United Nations Global Compact or engage in businesses relating to controversial weapons or coal mining are excluded from the Underlying Index. As of January 31, 2017, the Underlying Index consisted of 261 U.S. companies with market capitalizations ranging from $6.0 billion to $648.6 billion. As of the same date the Underlying Index’s five largest constituents (by weighting) were Apple, Inc., Microsoft Corp., Exxon Mobil Corp., General Electric Co., and AT&T Inc. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a quarterly basis. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money mar-
ket funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. The Fund may be adversely impacted by events affecting the U.S. information technology sector.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
ESG Investment Risk is the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.
Information Technology Sector Risk is the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percent-
age of its assets in that sector, adversely affecting the Fund’s price. Securities of information technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa-

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

nies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® STOXX® Global ESG Impact Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Impact Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.45%
Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.42%
(1)	Other Expenses are estimated for the current fiscal year.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until at least March 1, 2018. After this date, NTI and the Fund may mutually agree to extend the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 43
3 Years	$141
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period beginning with commencement of operations on July 13, 2016 through October 31, 2016, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward global companies that score better with respect to a small set of environmental, social and governance (ESG) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® Global 1800 Index, as determined by STOXX Ltd. (the “Index Provider”) in accordance with its methodology and analytical findings.
The Index Provider assigns an ESG score to each eligible company in the STOXX® Global 1800 Index through a proprietary model based on select ESG criteria. The STOXX® Global 1800 Index is comprised of the 1800 largest companies in the global developed markets, including the U.S. The bottom 50% of companies based on their ESG scores are excluded from the Underlying Index. The weights of the remaining eligible companies in the Underlying Index are then adjusted so that companies with higher relative ESG scores are weighted more, and companies with relatively lower ESG scores are weighted less, than they would be in an index that is solely market-capitalization weighted. Component weightings may also be adjusted to ensure that the weight representation of each country in the Underlying Index does not vary from that in the STOXX® Global 1800 Index by more than +/-1 per-

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

centage point and that the weight of a single company is less than 5% at time of each index rebalancing or reconstitution. Companies that the Index Provider determines do not adhere to the United Nations Global Compact or engage in businesses relating to controversial weapons or coal mining are excluded from the Underlying Index. As of January 1, 2017, the Underlying Index consisted of 880 companies with market capitalizations ranging from $1.4 billion to $648.6 billion. As of the same date the Underlying Index’s five largest constituents (by weighting) were Apple, Inc., Microsoft Corp., General Electric Co., Bank of America Corp., and Wells Fargo & Co. As of January 1, 2017, the top five countries (by weighting) represented in the Underlying Index were the United States (56.7%), Japan (9.4%), Great Britain (7.8%), France (4.7%), and Germany (4.5%). The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a quarterly basis. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The Fund does not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of its assets that are denominated in a foreign currency.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
ESG Investment Risk is the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.47%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%
(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 47
3 Years	$ 150
5 Years	$262
10 Years	$590
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.), as determined by the Index Provider pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, the Underlying Index comprised 120 issues with market capitalizations ranging from $567.8 million to $351.9 billion. As of the same date, the Underlying Index's five largest constituents (by weighting) were Monsanto Co., Syngenta AG, Exxon Mobil Corp., BHP Billiton Ltd, and Chevron Corp. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were the United States (35.4%), Great Britain (14.8%), Canada (12.8%), Australia

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

(8.0%), and Switzerland (4.7%). The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on an annual basis. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and rela-
tive weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2017, the Fund was concentrated in the following industries: Oil, Gas & Consumable Fuels (27.8%) and Metals & Mining (31.3%). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Autho-

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

rized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Commodities Risk is the risk that companies engaged in commodities-related industries, such as natural resources, are especially affected by fluctuations in the value of those commodities (that may be due to market events or regulatory developments) and these companies may lack the resources and the broad business lines to weather market downturns. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes, and includes the risk that preferred stocks and real estate investment trusts (“REITs”) will be more sensitive to interest rate changes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Global Natural Resources Risk is the risk that the Fund is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Segment Risk is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting such segment may have a significant impact on the Fund’s performance.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2016): 9.02%
Worst Quarter (9/30/2015): -21.19%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	30.91%	-0.23%	-1.40%	9/16/2011
After Taxes on Distributions	30.36%	-0.68%	-1.82%	—
After Taxes on Distributions and Sale of Shares	17.94%	-0.09%	-0.97%	—
Morningstar® Global Upstream Natural Resources IndexSM*	31.62%	0.17%	-1.08%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX (the “Index Provider”) pursuant to its index methodology. Infrastructure assets are defined by the Index Provider as the physical structures and networks upon which the operation, growth and development of a community depends, and include: (a) communication (cable and satellite, data centers, wireless, wireless towers and wireline); (b) energy (energy utilities and midstream energy); (c) government outsourcing/social (correctional facilities, hospitals and postal services); (d) transportation (air transportation, passenger transportation, rail transportation, road transportation and water transportation; and (e) utilities (waste management and water utilities). Constituents of the Underlying Index may include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). In addition to tracking the performance of the Underlying Index, the Investment Adviser also seeks to minimize portfolio turnover and tax inefficiencies.

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

As of January 31, 2017, the Underlying Index comprised 152 issues with market capitalizations ranging from $568.0 million to $257.2 billion. As of the same date, the Underlying Index's five largest constituents (by weighting) were AT&T Inc.,Verizon Communications, Inc., Comcast Corp., Canadian National Railway Co., and East Japan Railway Co. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were the United States (40.3%), Canada (12.2%), Japan (11.9%), Great Britain (7.0%), and Australia (4.7%). The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary
Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

(as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes, and includes the risk that preferred stocks and real estate investment trusts ("REITs") will be more sensitive to interest rate changes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Infrastructure-Related Companies Risk is the risk that the Fund is subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfa-

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

vorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Segment Risk is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies, may have a significant impact on the Fund’s performance.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient mar-
ket liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
REIT Risk is the risk that the Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (6/30/2014): 7.59%
Worst Quarter (9/30/2015): -7.20%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	8.49%	5.19%	10/8/2013
After Taxes on Distributions	7.66%	4.58%	—
After Taxes on Distributions and Sale of Shares	5.35%	4.03%	—
STOXX® Global Broad Infrastructure Index *	8.46%	5.16%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfo-

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

lio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Global Quality Real Estate Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.46%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.45%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 46
3 Years	$ 147
5 Years	$257
10 Years	$578
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics within a universe of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (REITs) and real estate companies. Eligible securities are selected for inclusion in the Underlying Index to maximize fundamental or “quality” factors, such as strength in profitability, management expertise, cash flow and other factors, as well as value and momentum factors, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. A company must meet the following criteria to be eligible for inclusion in the Underlying Index: (a) it must be an equity owner or operator of real estate; (b) it must be classified under the business sector of “Real Estate” by Thompson Reuters Business Classifications or have registered as a real estate investment trust under its applicable local tax code; and (c) the liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities, as determined by the Index Provider pursuant to its index methodology. The following types of securities are not included in the Underlying Index: mortgage REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential

FlexShares® Global Quality Real Estate Index Fund (cont.)

real estate brokers and real estate agents and home builders, as well as companies that have more than 50% of their assets in direct mortgage investments. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index is reconstituted on a quarterly basis.
As of January 31, 2017, the Underlying Index was comprised of 168 issues with market capitalizations ranging from $402.6 million to $56.5 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Public Storage, Prologis Inc., Equity Residential, Scentre Group, and Avalonbay Communities, Inc. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were the United States (52.2%), Hong Kong (10.4%), Japan (10.2%), Australia (7.2%), and Great Britain (4.6%). The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2017, the Fund was concentrated in the following industry: Equity Real Estate Investment Trusts (76.4%). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

FlexShares® Global Quality Real Estate Index Fund (cont.)

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes, and includes the risk that preferred stocks and real estate investment trusts (“REITs”) will be more sensitive to interest rate changes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Interest Rate Risk is the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

FlexShares® Global Quality Real Estate Index Fund (cont.)

Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Segment Risk is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate companies, including REITs, may have a significant impact on the Fund’s performance.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Momentum Risk is the risk that securities that have had higher recent price performance compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited price momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Real Estate Securities Risk is the risk that the Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.
REIT Risk is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The

FlexShares® Global Quality Real Estate Index Fund (cont.)

Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (12/31/2014): 9.17%
Worst Quarter (12/31/2016): -4.18%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	3.97%	7.09%	11/5/2013
After Taxes on Distributions	2.32%	5.84%	—
After Taxes on Distributions and Sale of Shares	2.41%	4.97%	—
Dow Jones Global Select Real Estate Securities Total Return Net Index*(1)	3.72%	5.93%	—
FTSE EPRA/NAREIT Developed Index NR USDSM*(1)	4.06%	4.71%	—
Northern Trust Global Quality Real Estate IndexSM*	4.04%	7.01%	—
(1)	The table reflects performance for the Dow Jones Global Select Real Estate Securities Total Return Net Index (the “Prior Market Index”) and the FTSE EPRA/NAREIT Developed Index NR USDSM (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

FlexShares® Global Quality Real Estate Index Fund (cont.)

tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund, and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay-
ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Real Assets Allocation Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses(1)	0.47%
Total Annual Fund Operating Expenses	1.19%
Expense Reimbursement(2)	(0.62)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.57%
(1)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
(2)	Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI also has contractually agreed until March 1, 2018 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 58
3 Years	$ 316
5 Years	$ 595
10 Years	$1,388
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period beginning with commencement of operations on November 23, 2015 through October 31, 2016, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks its investment objective by investing primarily in the shares of other FlexShares ETFs (each an “Underlying Fund” and together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index and listed below, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the Index Provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global

FlexShares® Real Assets Allocation Index Fund (cont.)

developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly-traded units of master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).
The Underlying Index measures the performance of an optimized allocation to the Underlying Funds that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds.
As of January 31, 2017, the Underlying Index was comprised of the following Underlying Funds, each of which invests primarily in equity securities: a 47.47% weight to FlexShares® Global Quality Real Estate Index Fund, a 40.7% weight to FlexShares® STOXX® Global Broad Infrastructure Index Fund, and a 11.6% weight to FlexShares® Morningstar Global Upstream Natural Resources Index Fund. The Underlying Index was constituted and is rebalanced at least annually using a rules-based methodology. The Underlying Index may be rebalanced semi-annually if the volatility of investment in the Underlying Funds surpasses a minimum threshold. The weights of each Underlying Fund, and the degree to which each Underlying Fund represents exposure to certain real assets, may change over time as the Underlying Index and the underlying indexes of the Underlying Funds are reconstituted and/or rebalanced (which may be quarterly) and their component securities fluctuate in value.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securi-
ties that collectively has an investment profile similar to the Underlying Index. Securities in the representative sample are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI. NTI also serves as the investment adviser to the Fund and the Underlying Funds. NTI, as the Index Provider, determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2017, the Underlying Index was concentrated (indirectly through the Underlying Funds) in the following industry: Equity Real Estate Investment Trusts (47.8%). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could

FlexShares® Real Assets Allocation Index Fund (cont.)

trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s or an Underlying Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Commodities Risk is the risk that companies engaged in commodities-related industries, such as natural resources, are especially affected by fluctuations in the value of those commodities (that may be due to market events or regulatory developments) and these companies may lack the resources and the broad business lines to weather market downturns. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Concentration Risk is the risk that, to the extent the Fund's or an Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. To the extent the Underlying Index is concentrated to a significant degree in Underlying Funds that invest in securities of a particular sector or industry, the Fund also may be so concentrated. By so doing, the Fund may face more risks than if it were diversified broadly over numerous Underlying Funds across multiple industries or sectors.
Currency Risk is the risk that, because the Fund’s and the Underlying Funds’ NAVs are determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of an Underlying Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Underlying Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which an Underlying Fund invests, causing an adverse impact on the Underlying Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund or an Underlying Fund may be more volatile than other asset classes, and includes the risk that preferred stocks and real estate investment trusts ("REITs") will be more sensitive to interest rate changes.

FlexShares® Real Assets Allocation Index Fund (cont.)

Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or an Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or an Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Fund of Funds Risk is the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Funds in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment of the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. There is the risk that the Index Provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in the Underlying Index at any given time may be incorrect based on actual market conditions.
An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Funds. The Fund will indirectly pay a proportional share of the expenses of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Global Natural Resources Risk is the risk that the Fund is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s or Underlying Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Infrastructure-Related Companies Risk is the risk that the Fund is subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s or Underlying Fund’s investments in infrastructure-related companies to decline.
Interest Rate Risk is the risk that rising interest rates may adversely affect the Fund or an Underlying Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of

FlexShares® Real Assets Allocation Index Fund (cont.)

security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that, to the extent that NTI uses a representative sampling strategy, the strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund or an Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Segment Risk is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting such segment may have a significant impact on the Fund’s performance.
Market Trading Risk is the risk that the Fund and the Underlying Funds face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
MLP Risk is the risk that accompanies an investment in publicly-traded units of master limited partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by an Underlying Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Underlying Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Underlying Fund’s shares. The Underlying Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.
Model Risk is the risk that the asset allocation model used to calculate the Underlying Index will not achieve its intended results.
Momentum Risk is the risk that securities that have had higher recent price performance compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited price momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments. An Underlying Fund may follow an index that selects constituent securities based on a “momentum” factor.
Non-Diversification Risk is the risk that the performance of the Fund or an Underlying Fund may depend on the performance of a small number of issuers because it may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Funds are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

FlexShares® Real Assets Allocation Index Fund (cont.)

Real Estate Securities Risk is the risk that the Fund or an Underlying Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make an Underlying Fund, and the Fund, more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that an Underlying Fund, and the Fund, concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.
REIT Risk is the risk that an Underlying Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund and an Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund and Underlying Fund.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk is the risk that, because the Fund invests in the Underlying Funds, the Fund’s realized losses on sales of shares of the Underlying Funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. Each Underlying Fund is also subject to tracking error risk in seeking to track the performance of its underlying index. To the extent the Fund or Underlying Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it seeks to replicate its underlying index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an Underlying Fund has exposure.
Valuation Risk is the risk that the sale price the Fund or an Underlying Fund could receive for a portfolio security may differ from the Fund’s or the Underlying Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that an Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indica-

FlexShares® Real Assets Allocation Index Fund (cont.)

tion of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (3/31/2016): 5.63%
Worst Quarter (12/31/2016): -3.22%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	8.21%	5.88%	11/23/2015
After Taxes on Distributions	7.06%	4.58%	—
After Taxes on Distributions and Sale of Shares	5.01%	4.16%	—
Northern Trust Real Assets Allocation IndexSM*	8.30%	5.96%	—
MSCI ACWI Index*	7.86%	4.92%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund, and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than

FlexShares® Real Assets Allocation Index Fund (cont.)

NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Quality Dividend Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$ 121
5 Years	$ 212
10 Years	$479
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta similar to the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In addition to tracking the performance of

FlexShares® Quality Dividend Index Fund (cont.)

the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 156 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the

FlexShares® Quality Dividend Index Fund (cont.)

Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that

FlexShares® Quality Dividend Index Fund (cont.)

trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2013): 13.58%
Worst Quarter (9/30/2015): -5.97%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	17.14%	15.16%	12/14/2012
After Taxes on Distributions	16.07%	14.32%	—
After Taxes on Distributions and Sale of Shares	10.18%	11.90%	—
Dow Jones U.S. Select DividendTM Total Return Index*(1)	21.98%	15.56%	—
Russell 1000 Index*(1)	12.05%	14.37%	—
Northern Trust Quality Dividend IndexSM*	17.79%	15.65%	—
(1)	The table reflects performance for the Dow Jones U.S. Select Dividend™ Total Return Index (the “Prior Market Index”) and the Russell 1000 Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans

FlexShares® Quality Dividend Index Fund (cont.)

or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Quality Dividend Defensive Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$ 121
5 Years	$ 212
10 Years	$479
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 0.5 to 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In

FlexShares® Quality Dividend Defensive Index Fund (cont.)

addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 185 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the
Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be

FlexShares® Quality Dividend Defensive Index Fund (cont.)

based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is lower than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2013): 13.39%
Worst Quarter (9/30/2015): -5.20%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	15.39%	14.52%	12/14/2012
After Taxes on Distributions	14.44%	13.72%	—
After Taxes on Distributions and Sale of Shares	9.21%	11.40%	—
Dow Jones U.S. Select DividendTM Total Return Index*(1)	21.98%	15.56%	—
Russell 1000 Index*(1)	12.05%	14.37%	—
Northern Trust Quality Dividend Defensive IndexSM*	15.92%	15.05%	—
(1)	The table reflects performance for the Dow Jones U.S. Select Dividend™ Total Return Index (the “Prior Market Index”) and the Russell 1000 Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares

FlexShares® Quality Dividend Defensive Index Fund (cont.)

through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Quality Dividend Dynamic Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$ 121
5 Years	$ 212
10 Years	$479
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 1.0 to 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 169 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the
Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is greater than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2013): 13.00%
Worst Quarter (9/30/2015): -7.91%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	17.66%	14.29%	12/14/2012
After Taxes on Distributions	16.74%	13.40%	—
After Taxes on Distributions and Sale of Shares	10.40%	11.17%	—
Dow Jones U.S. Select DividendTM Total Return Index*(1)	21.98%	15.56%	—
Russell 1000 Index*(1)	12.05%	14.37%	—
Northern Trust Quality Dividend Dynamic IndexSM*	18.13%	14.71%	—
(1)	The table reflects performance for the Dow Jones U.S. Select Dividend™ Total Return Index (the “Prior Market Index”) and the Russell 1000 Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® International Quality Dividend Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta similar to that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed

FlexShares® International Quality Dividend Index Fund (cont.)

or emerging market countries as determined by the Index Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 194 issues in the Underlying Index. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (14.5%), Great Britain (13.3%), Canada (6.1%), Australia (6.1%), and France (5.7%). The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemp-

FlexShares® International Quality Dividend Index Fund (cont.)

tion orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and foreign currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of

FlexShares® International Quality Dividend Index Fund (cont.)

security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns

FlexShares® International Quality Dividend Index Fund (cont.)

For the period shown in the bar chart above:
Best Quarter (6/30/2014): 6.43%
Worst Quarter (9/30/2015): -12.89%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	7.75%	0.76%	4/12/2013
After Taxes on Distributions	6.95%	0.07%	—
After Taxes on Distributions and Sale of Shares	5.30%	0.75%	—
Dow Jones Global Select DividendTM Total Return Index*(1)	12.02%	3.26%	—
MSCI AC World ex USA NR USD Index*(1)	4.50%	1.22%	—
Northern Trust International Quality Dividend IndexSM*	8.22%	1.31%	—
(1)	The table reflects the performance for the Dow Jones Global Select Dividend™ Total Return Index (the “Prior Market Index”) and the MSCI AC World ex USA NR USD Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the

FlexShares® International Quality Dividend Index Fund (cont.)

broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® International Quality Dividend Defensive Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 0.5 to 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 215 issues in the Underlying Index. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (14.2%), Great Britain (13.2%), Canada (6.1%), Australia (6.0%), and Russia (4.9%). The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
 NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the busi-

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

ness or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and foreign currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is lower than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (6/30/2014): 5.94%
Worst Quarter (9/30/2015): -11.50%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	6.47%	0.12%	4/12/2013
After Taxes on Distributions	5.73%	-0.60%	—
After Taxes on Distributions and Sale of Shares	4.57%	0.26%	—
Dow Jones Global Select DividendTM Total Return Index*(1)	12.02%	3.26%	—
MSCI AC World ex USA NR USD Index*(1)	4.50%	1.22%	—
Northern Trust International Quality Dividend Defensive IndexSM*	7.04%	0.96%	—
(1)	The table reflects the performance for the Dow Jones Global Select Dividend™ Total Return Index (the “Prior Market Index”) and the MSCI AC World ex USA NR USD Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay-

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® International Quality Dividend Dynamic Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.49%
Expense Reimbursement(1)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 155
5 Years	$272
10 Years	$ 614
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 1.0 to 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capi-

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

talization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 182 issues in the Underlying Index. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (14.5%), Great Britain (14.1%), France (8.7%), Australia (6.5%), and China (5.4%). The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the busi-

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

ness or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and foreign currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is greater than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

For the period shown in the bar chart above:
Best Quarter (9/30/2016): 8.42%
Worst Quarter (9/30/2015): -13.94%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	10.74%	2.62%	4/12/2013
After Taxes on Distributions	10.09%	1.90%	—
After Taxes on Distributions and Sale of Shares	7.05%	2.18%	—
Dow Jones Global Select DividendTM Total Return Index*(1)	12.02%	3.26%	—
MSCI AC World ex USA NR USD Index*(1)	4.50%	1.22%	—
Northern Trust International Quality Dividend Dynamic IndexSM*	11.36%	3.25%	—
(1)	The table reflects the performance for the Dow Jones Global Select Dividend™ Total Return Index (the “Prior Market Index”) and the MSCI AC World ex USA NR USD Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 20
3 Years	$ 67
5 Years	$ 117
10 Years	$267
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by the Underlying Index, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 11 TIPS in the Underlying Index. The Underlying Index is both capitalization weighted and securities-modified adjusted duration weighted, and its composition is rebalanced monthly. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments, including the daily re-investment of cash flows.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities in the representative sample are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on future contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
High Portfolio Turnover Risk is the risk that the Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising real interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Management Risk is the risk that, to the extent that NTI uses a representative sampling strategy, the strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. To the extent that the Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it fully replicates its Underlying Index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2016): 1.98%
Worst Quarter (6/30/2013): -2.56%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	2.93%	0.36%	0.40%	9/19/2011
After Taxes on Distributions	2.52%	0.17%	0.20%	—
After Taxes on Distributions and Sale of Shares	1.66%	0.20%	0.22%	—
iBoxx 3-Year Target Duration TIPS Index *	2.93%	0.52%	0.53%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette, Vice President of Northern Trust Investments, Inc., Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 20
3 Years	$ 67
5 Years	$ 117
10 Years	$267
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by the Underlying Index, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 15 TIPS in the Underlying Index. The Underlying Index is both capitalization weighted and securities-modified adjusted duration weighted, and its composition is rebalanced monthly. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments, including the daily re-investment of cash flows.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities in the representative sample are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
High Portfolio Turnover Risk is the risk that the Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising real interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Management Risk is the risk that, to the extent that NTI uses a representative sampling strategy, the strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. To the extent that the Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it fully replicates its Underlying Index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (3/31/2016): 3.78%
Worst Quarter (6/30/2013): -5.17%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	4.22%	0.69%	0.89%	9/19/2011
After Taxes on Distributions	3.57%	0.36%	0.56%	—
After Taxes on Distributions and Sale of Shares	2.39%	0.39%	0.54%	—
iBoxx 5-Year Target Duration TIPS Index *	4.04%	0.82%	0.99%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette, Vice President of Northern Trust Investments, Inc., Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Disciplined Duration MBS Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 20
3 Years	$ 67
5 Years	$ 117
10 Years	$267
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities. The term “US agency mortgage-backed pass-through security” (“MBS”) refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following US government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Pursuant to the Index Provider’s methodology, the average effective duration of the portfolio of MBS represented in the Underlying Index generally will range between 3.25 and 4.25 years. The Underlying Index is formed by grouping the universe of individual fixed-rate mortgage-backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) mortgage program; (iii) pass-through coupon; and (iv) origination year. These aggregates are then assessed based on certain maturity and liquidity criteria to determine eligibility for inclusion in the Underlying Index. MBS that are eligible for inclusion in the Underlying Index (a) have been issued by a US Agency, (b) have a weighted-

FlexShares® Disciplined Duration MBS Index Fund (cont.)

average remaining time to final stated maturity of at least one year, (c) have at least $5 billion or more of outstanding face value in the coupon for a given agency program, (d) have at least $1 billion or more of outstanding face value at the time of inclusion in the Underlying Index and at least $250 million to remain in the Index and (e) are characterized by one or more of the following fixed-rate mortgage programs: 30-year, 20-year, and 15-year maturities. Balloon, mobile home, graduated payment and quarter coupon fixed rate mortgages are excluded from the Underlying Index, as are all collateralized mortgage obligations. The Underlying Index constituents are capitalization-weighted, based on their outstanding face value times price plus accrued interest, adjusted to achieve an effective duration for the Underlying Index that is generally between 3.25 and 4.25 years.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying
Index and in “TBA Transactions” (defined below) that represent securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, which may include shares of money market funds advised by NTI or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund, in which it may invest, in addition to the Fund’s own fees and expenses.
The Underlying Index is sponsored by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Index Provider” or “BofA Merrill Lynch”). The Index Provider is not affiliated with the Fund or NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index in accordance with a published methodology and disseminates information regarding the market value of the Underlying Index. The Underlying Index is rebalanced on the last calendar day of each month. As of January 31, 2017, there were 164 MBS in the Underlying Index. Additional information regarding the Index Provider is provided in the “More information about the Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approxi-

FlexShares® Disciplined Duration MBS Index Fund (cont.)

mately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than

FlexShares® Disciplined Duration MBS Index Fund (cont.)

shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The average effective duration of the Fund’s portfolio securities may be longer or shorter than the average effective duration of the MBS of the Underlying Index. Although the Underlying Index is designed so that the average effective duration of the MBS represented in the Index generally will range between 3.25 and 4.25 years, there is no guarantee that it will do so. The Fund will continue to seek to track the Underlying Index. There is also the risk that the Fund may have a longer or shorter average effective duration than that of the MBS in the Underlying Index as a result of tracking error. A portfolio of securities with a longer average effective duration is generally considered to have a higher risk profile than a portfolio with a shorter average effective duration.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mortgage-Backed Pass-Through Securities Risk is the risk of investing in mortgage-backed securities issued by a US Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.

FlexShares® Disciplined Duration MBS Index Fund (cont.)

U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (3/31/2016): 1.53%
Worst Quarter (12/31/2016): -1.71%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	1.36%	1.61%	9/3/2014
After Taxes on Distributions	0.07%	0.25%	—
After Taxes on Distributions and Sale of Shares	0.78%	0.62%	—
The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities Index*	1.49%	1.91%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments, Inc. and Kevin O’Shaughnessy, Vice President of Northern Trust Investments, Inc. have served as Portfolio Managers of the Fund since its inception, and May 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Credit-Scored US Corporate Bond Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.24%
Expense Reimbursement(1)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.22%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 23
3 Years	$ 75
5 Years	$ 133
10 Years	$304
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the Index Provider to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond IndexSM (the “Parent Index”), pursuant to the Underlying Index’s index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, as measured by a combination of yield return and price appreciation. Securities included in the Underlying Index are component securities of the Parent Index. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by NTI, in its capacity as index provider (the “Index Provider”). In order to be eligible for inclusion in the Underlying Index, a bond must have $500 million or greater outstanding principal at the time of Index reconstitution and be issued by the top 80% of issuers represented in the Parent Index based on the issuers’ respective total outstanding market capitalization of debt. The Parent Index is market capitalization-weighted

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

based on total outstanding debt issuance and is comprised of US dollar denominated, investment grade bonds. In order to be eligible for inclusion in the Parent Index, a security must be a fixed rate taxable bond that is either publicly offered in the U.S. or that is offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), with registration rights. A security also must be rated, at the time of inclusion in the Parent Index, within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Index Provider. In addition, an eligible bond must have (a) a final time to stated maturity that is greater than or equal to two years but less than ten years and (b) at least $250 million in outstanding principal. As of January 31, 2017, there were 1,268 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted monthly. Additional information regarding the Index Provider is provided in the “More Information about the Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry. As of January 31, 2017, the Fund was concentrated in the following industry: Banks (27.7%). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. The Fund may be adversely impacted by events affecting the U.S. and non-U.S. financial sector.
Corporate Bond Risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline.
Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect. Although the Underlying Index is designed to measure a portfolio of bonds of companies with higher credit quality and low risk of default relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited fundamentals consistent with high credit quality will continue to exhibit such fundamentals. The Underlying Index relies on various sources of information regarding an issuer’s fundamental factors, including information that may be based on assumptions and estimates. Neither the Fund nor NTI can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Underlying Index.
Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector,

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

adversely affecting the Fund’s performance. As of January 31, 2017, the Fund was concentrated in the banking industry. The financial sector, including the banking industry, can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the
Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s net asset value. At times, such differences may be significant.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Non-U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in the

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Underlying Index. The Fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non-U.S. issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (3/31/2016): 3.05%
Worst Quarter (12/31/2016): -2.42%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	3.22%	2.51%	11/12/2014
After Taxes on Distributions	2.05%	1.44%	—
After Taxes on Distributions and Sale of Shares	1.85%	1.44%	—
Bloomberg Barclays Capital U.S. Intermediate Corporate Bond Index*	4.04%	2.51%	—
Northern Trust Credit-Scored US Corporate Bond IndexSM*	3.60%	2.83%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust
Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust Investments, Inc., Mike T. Doyle, Vice President of Northern Trust Investments, Inc., and Brandon Ferguson, Second Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.25%
Expense Reimbursement(1)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.22%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim-
bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 23
3 Years	$ 77
5 Years	$138
10 Years	$ 315
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the Index Provider to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust Investment-Grade US Long Corporate Bond IndexSM (the “Parent Index”), pursuant to the Underlying Index’s index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, as measured by a combination of yield return and price appreciation. Securities included in the Underlying Index are component securities of the Parent Index. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by NTI, in its capacity as index provider (the “Index Provider”). An eligible bond must have a final time to stated maturity that is greater than or equal to ten years. In order to be eligible for inclusion in the Underlying Index, a bond also must (i) be a fixed rate taxable bond with $500 million or greater outstanding principal at the time of Index reconstitution; and (ii) be either publicly offered in the U.S. or that is offered

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), with registration rights. In addition, a security also must be rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Index Provider. As of January 31, 2017, there were 720 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Index is reconstituted monthly.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about the Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Corporate Bond Risk is the risk the Fund faces because it invests primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect. Although the Underlying Index is designed to measure a portfolio of bonds of companies with higher credit quality and low risk of default relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited fundamentals consistent with high credit quality will continue to exhibit such fundamentals. The Underlying Index relies on various sources of information regarding an issuer’s fundamental factors, including information that may be based on assumptions and estimates. Neither the Fund nor NTI can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Underlying Index.
Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
High Portfolio Turnover Risk is the risk that the Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a par-
ticular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s net asset value. At times, such differences may be significant.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Non-U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in the Underlying Index. The Fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non-U.S. issuers.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (3/31/2016): 7.56%
Worst Quarter (12/31/2016): -5.56%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	9.95%	6.65%	9/23/2015
After Taxes on Distributions	7.44%	4.31%	—
After Taxes on Distributions and Sale of Shares	5.63%	4.01%	—
Bloomberg Barclays Capital US Long Corporate Bond Index*	10.97%	7.39%	—

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

	One Year	Since Inception of Fund	Inception Date of Fund
Northern Trust Credit-Scored US Long Corporate Bond IndexSM*	10.69%	7.15%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust Investments, Inc., Mike T. Doyle, Vice President of Northern Trust Investments, Inc., and Brandon Ferguson, Second Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

This Prospectus describes twenty-three (23) Funds, which are currently offered by the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.flexshares.com.
NTI is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. (other than shares of the FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, which are listed for trading on the NASDAQ Stock Market LLC (“NASDAQ”)). The market price for a share of a Fund may be different from that Fund’s most recent NAV per share.
Each Fund is designed to track an index. Each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by authorized participants. Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund each currently invests a substantial portion of its assets in its Underlying Fund, so the Fund’s investment performance is directly related to the performance of its Underlying Fund. Each Fund’s NAV will change with changes in the value of its Underlying Fund and other securities in which the Fund invests, subject to the impact of currency hedges, which may cause the Fund to outperform or underperform the return of its Underlying Fund. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. Each Underlying Fund invests in non-U.S. securities without implementing a hedge of the local currency risk, which is subject to additional risks, as described in this Prospectus and the Funds’ SAI.
The Investment Adviser is not required to invest a Fund’s assets in any particular underlying fund, including the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, in the case of the FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, and FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, in the case of the FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund. The Investment Adviser also is not required to allocate any particular percentage of a Fund’s assets to any particular underlying fund.
The FlexShares Real Assets Allocation Index Fund allocates and reallocates its assets among its Underlying Funds consistent with the allocation and reallocation of shares of the Underlying Funds in the Underlying Index, as determined by the Index Provider.
Each of the Underlying Funds seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. In managing each of the Underlying Funds, the Investment Adviser uses a representative sampling index strategy.
Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of a Fund and its respective Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence

Additional Fund Information (cont.)

of the performance (return) of a Fund’s portfolio from that of its Underlying Index. NTI expects that, over time, each Fund’s tracking error will not exceed 5%. To the extent a Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking variance is monitored by the Investment Adviser at least quarterly by comparing the performance of the Underlying Index to the performance of the Fund. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board of Trustees of the Trust (the “Board of Trustees”) will evaluate the reasons for the deviation and the availability of corrective measures.
Each Fund’s investment objective and its respective Underlying Index may be changed without shareholder approval. Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the Fund’s investment objective or its respective Underlying Index. If the Index Provider no longer calculates an Underlying Index of a Fund, if the Underlying Index is terminated for any reason, if the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.
On each business day, before commencement of trading on the Listing Exchange, the FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will disclose on www.flexshares.com the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of the business day.

Additional Fund Information (cont.)

Additional Information About the Funds’ Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund. This section takes a closer look at some of the Funds’ principal risks described under the “Fund Summary” for each Fund. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund.
The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged
Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund may be exposed to these risks directly, or indirectly through the Funds’ investments in the applicable Underlying Fund(s).
The table below lists the principal risks that are discussed in this section.

	FlexShares Morningstar US Market Factor Tilt Index Fund	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares US Quality Large Cap Index Fund	FlexShares STOXX US ESG Impact Index Fund	FlexShares STOXX Global ESG Impact Index Fund	FlexShares Morningstar Global Upstream Natural Resources Index Fund	FlexShares STOXX Global Broad Infrastructure Index Fund	FlexShares Global Quality Real Estate Index Fund	FlexShares Real Assets Allocation Index Fund
Asset Class Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Authorized Participant Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
China Investment Risk			✓		✓
Commodities Risk									✓			✓
Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Bond Risk
Counterparty Risk
Credit (or Default) Risk
Currency Hedging Risk				✓	✓
Currency Risk		✓	✓	✓	✓			✓	✓	✓	✓	✓
Debt Extension Risk
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dividend Risk
Equity Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Additional Fund Information (cont.)

	FlexShares Morningstar US Market Factor Tilt Index Fund	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares US Quality Large Cap Index Fund	FlexShares STOXX US ESG Impact Index Fund	FlexShares STOXX Global ESG Impact Index Fund	FlexShares Morningstar Global Upstream Natural Resources Index Fund	FlexShares STOXX Global Broad Infrastructure Index Fund	FlexShares Global Quality Real Estate Index Fund	FlexShares Real Assets Allocation Index Fund
ESG Investment Risk							✓	✓
Financial Sector Risk	✓	✓	✓	✓	✓
Foreign Securities Risk		✓	✓	✓	✓			✓	✓	✓	✓	✓
Foreign Securities-Emerging Markets Risk			✓		✓				✓	✓	✓	✓
Fund of Funds Risk				✓	✓							✓
Global Natural Resources Risk									✓			✓
High Portfolio Turnover Risk
Income Risk
Inflation Risk									✓			✓
Inflation Protected Security Risk
Information Technology Sector Risk						✓	✓
Infrastructure-Related Companies Risk										✓		✓
Interest Rate/Maturity Risk
Issuer Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Japan Investment Risk		✓		✓
Large Cap Risk						✓	✓	✓
Liquidity Risk
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mid and Small Cap Stock Risk	✓	✓	✓	✓	✓				✓	✓	✓	✓
Mid Cap Stock Risk							✓	✓
MLP Risk										✓		✓

Additional Fund Information (cont.)

	FlexShares Morningstar US Market Factor Tilt Index Fund	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares US Quality Large Cap Index Fund	FlexShares STOXX US ESG Impact Index Fund	FlexShares STOXX Global ESG Impact Index Fund	FlexShares Morningstar Global Upstream Natural Resources Index Fund	FlexShares STOXX Global Broad Infrastructure Index Fund	FlexShares Global Quality Real Estate Index Fund	FlexShares Real Assets Allocation Index Fund
Mortgage-Backed Pass-Through Securities Risk
Non-Diversification Risk				✓	✓				✓	✓	✓	✓
Passive Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Prepayment (or Call) Risk
Real Estate Securities Risk										✓	✓	✓
REIT Risk										✓	✓	✓
Securities Lending Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Tracking Error Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities Risk
U.S. Issuer Risk	✓					✓	✓	✓	✓	✓	✓	✓
Valuation Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Additional Fund Information (cont.)

	FlexShares Quality Dividend Index Fund	FlexShares Quality Dividend Defensive Index Fund	FlexShares Quality Dividend Dynamic Index Fund	FlexShares International Quality Dividend Index Fund	FlexShares International Quality Dividend Defensive Index Fund	FlexShares International Quality Dividend Dynamic Index Fund	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares Disciplined Duration MBS Index Fund	FlexShares Credit Scored U.S. Corporate Bond Index Fund	FlexShares Credit- Scored US Long Corporate Bond Index Fund
Asset Class Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Authorized Participant Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
China Investment Risk
Commodities Risk
Concentration Risk	✓	✓	✓	✓	✓	✓			✓	✓	✓
Corporate Bond Risk										✓	✓
Counterparty Risk							✓	✓	✓	✓	✓
Credit (or Default) Risk									✓	✓	✓
Currency Hedging Risk
Currency Risk				✓	✓	✓
Debt Extension Risk									✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dividend Risk	✓	✓	✓	✓	✓	✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓
ESG Investment Risk
Financial Sector Risk				✓	✓	✓				✓	✓
Foreign Securities Risk				✓	✓	✓
Foreign Securities-Emerging Markets Risk				✓	✓	✓
Fund of Funds Risk
Global Natural Resources Risk
High Portfolio Turnover Risk							✓	✓			✓
Income Risk							✓	✓	✓	✓	✓

Additional Fund Information (cont.)

	FlexShares Quality Dividend Index Fund	FlexShares Quality Dividend Defensive Index Fund	FlexShares Quality Dividend Dynamic Index Fund	FlexShares International Quality Dividend Index Fund	FlexShares International Quality Dividend Defensive Index Fund	FlexShares International Quality Dividend Dynamic Index Fund	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares Disciplined Duration MBS Index Fund	FlexShares Credit Scored U.S. Corporate Bond Index Fund	FlexShares Credit- Scored US Long Corporate Bond Index Fund
Inflation Risk							✓	✓	✓	✓	✓
Inflation Protected Security Risk							✓	✓
Information Technology Sector Risk
Infrastructure-Related Companies Risk
Interest Rate/Maturity Risk							✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓	✓			✓	✓	✓
Japan Investment Risk
Large Cap Risk	✓	✓	✓	✓	✓	✓
Liquidity Risk									✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mid and Small Cap Stock Risk
Mid Cap Stock Risk
MLP Risk
Mortgage-Backed Pass-Through Securities Risk									✓
Non-Diversification Risk							✓	✓		✓	✓
Passive Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Prepayment (or Call) Risk									✓	✓	✓
Real Estate Securities Risk
REIT Risk
Securities Lending Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Tracking Error Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities Risk									✓

Additional Fund Information (cont.)

	FlexShares Quality Dividend Index Fund	FlexShares Quality Dividend Defensive Index Fund	FlexShares Quality Dividend Dynamic Index Fund	FlexShares International Quality Dividend Index Fund	FlexShares International Quality Dividend Defensive Index Fund	FlexShares International Quality Dividend Dynamic Index Fund	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares Disciplined Duration MBS Index Fund	FlexShares Credit Scored U.S. Corporate Bond Index Fund	FlexShares Credit- Scored US Long Corporate Bond Index Fund
U.S. Issuer Risk	✓	✓	✓						✓	✓	✓
Valuation Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Asset Class Risk. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The securities in the Underlying Indexes may underperform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Calculation Methodology Risk. The Funds’ Underlying Indexes rely on various sources of information to assess the criteria of issuers included in the Indexes, including information that may be based on assumptions and estimates. Neither the Funds, the Index Provider nor the Investment Adviser can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by an Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of an Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. An Index Provider or its agents may carry out additional ad hoc rebalances to an Underlying Index in order, for example, to correct an error in the selection of index constituents.
A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
China Investment Risk. The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund may be concentrated in securities of Chinese issuers. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese

Additional Fund Information (cont.)

government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Commodities Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) will invest most of its assets in companies with significant business operations in the ownership, management and/or production of natural resources. The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Concentration Risk. If the Underlying Index of a Fund concentrates in a particular market, industry, group of industries or sector or asset class, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class. The FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund both invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors.
At January 31, 2017, the FlexShares® Credit-Scored Corporate Bond Index Fund was concentrated in the financial sector of the economy. See “Financial Sector Risk” on page 147.
At January 31, 2017, the FlexShares® STOXX® ESG Impact Index Fund was concentrated in the information technology sector of the economy. See “Information Technology Sector Risk” on page 155.
Corporate Bond Risk. The Underlying Index of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund consist of corporate bonds. Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Bonds with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Counterparty Risk. A counterparty to a financial instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in that Fund to decrease.

Additional Fund Information (cont.)

The FlexShares Disciplined Duration MBS Index Fund may enter into TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction with the Fund would expose the Fund to possible loss.
Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, TBA agreement or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a portfolio holding of the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund or the FlexShares Credit-Scored US Long Corporate Bond Index Fund will have its credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce a Fund’s income level, impair a Fund’s liquidity and cause significant deterioration in NAV.
Although the Underlying Index of each of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund is designed to measure a portfolio of bonds of companies with higher credit quality and low risk of default relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited fundamentals consistent with high credit quality will continue to exhibit such fundamentals.
The Underlying Indexes of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund rely on various sources of information regarding an issuer’s fundamental factors, including information that may be based on assumptions and estimates. Neither the Funds nor NTI can offer assurances that the Underlying Indexes’ calculation methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Underlying Indexes.
Currency Hedging Risk. In seeking to track the performance of the respective Underlying Index, each of the FlexShares Currency Hedged Morningstar DM ex-US Fac-
tor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable foreign currency forward contracts. A lack of liquidity in NDFs of the hedged currency could result in the Funds being unable to structure their hedging transactions as intended. In addition, NTI may seek to limit the size of the Funds in order to attempt to reduce a situation where the Funds are unable to obtain sufficient liquidity in an underlying currency to implement its investment objective. When a derivative is used as a hedge against a position that the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund or FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset, and there can be no assurance that the Funds’ hedging transactions will be effective. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
There is no assurance that a Fund’s foreign currency forward contracts will be effective in hedging fluctuations in the value of these currencies against the U.S. dollar. The effectiveness of a Fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility will generally reduce the effectiveness of a Fund’s currency hedging strategy. The effectiveness of a Fund’s currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a Fund’s currency hedging strategy.
Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time.

Additional Fund Information (cont.)

Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which a Fund invests. In addition, a Fund’s exposure to the value of the component currencies may not be fully hedged at all times. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices. From time to time, governments may adopt policies designed to directly influence foreign exchange rates with respect to their currency. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, a Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in a Fund’s portfolio. To the extent a Fund enters into over-the-counter derivative transactions to pursue its currency hedging strategy, the Fund will be subject to counterparty risk with respect to these transactions. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.
Investors, such as the Funds, seeking to trade in foreign currencies may have limited access to certain currency markets due to a variety of factors, including government regulations, adverse tax treatment, exchange controls, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of the financial instruments that are necessary for a Fund to hedge exposure to the currency markets. If a Fund’s ability to enter into contracts to purchase or sell the currency of a non-U.S. market in which the Fund invests is impaired, the Fund may not be able to achieve its investment objective. In addition, these foreign currency forward contracts involve derivative investments and, therefore, expose the Funds to the risks described under “Derivatives Risk” on page 144.
Currency Risk. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund,
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund(s)), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund(s)), FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Fund(s)), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, that Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Debt Extension Risk. The FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may be subject to debt extension risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange

Additional Fund Information (cont.)

rates, or other indices and may be leveraged. Derivatives include options, total rate of return swaps, currency swaps, equity swaps, interest rate swaps, forward foreign currency exchange contracts and futures contracts and options on futures contracts. The Funds may use these instruments to help them track their respective Underlying Indexes.
An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a)  the Fund’s derivatives position will lose value;
(b)  the counterparty to the transaction will default;
(c)  the value of the derivative instrument will decline more than the value of the assets on which it is based;
(d)  the Fund will be unable to sell its position because of lack of market depth or disruption;
(e)  the value of a derivative instrument will be difficult to determine; and
(f)  loss will occur as a result of inadequate systems or human error.
Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
In order to secure its obligations in connection with derivative contracts, a Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts.
Forward foreign currency contracts. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund intend to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. These Funds do not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Additional information regarding the use of foreign currency forward contracts and associated risks can be found under “Currency Hedging Risk” at page 143.
Futures contracts and options on futures contracts. Each Fund may invest in U.S. futures contracts and the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index

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Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund each may invest in foreign futures contracts to help it track its respective Underlying Index. The Funds may also purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will only enter futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange, as applicable. The Funds will not use futures or options for speculative purposes.
A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. Each Fund may invest in swap agreements. To the extent consistent with its investment policies, the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in interest rate and total rate of return swap agreements. Swap agreements may be structured in different ways. Swaps allow a fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.
Options. To the extent consistent with its investment policies, each Fund may buy put options, buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or

Additional Fund Information (cont.)

foreign securities exchange or issued by the Options Clearing Corporation. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations.
Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.
Equity Securities Risk. Each Fund, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, invest in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and REITs. The FlexShares STOXX Global Broad Infrastructure Index Fund may also invest in publicly-traded units of Master Limited Partnerships (“MLPs”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. Additional information regarding the use of REITs and associated risks can be found under “REIT Risk” at page 162.
Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile than other asset classes.
ESG Investment Risk. The methodology of the Underlying Index of the FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund selects and assigns weights to securities of issuers for nonfinancial reasons, therefore, a Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG criteria, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such criteria will continue to exhibit such criteria. The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. Neither the FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund nor NTI can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Underlying Index. As of June 21, 2016, the Underlying Indexes’ methodology bases ESG scores on the following criteria: (a) existence of CDP remission/energy reduction targets; (b) percentage of women and independent directors on a company’s board; and (c) existence of policies against child labor and golden parachute agreements. The ESG criteria for the Underlying Indexes may change from time to time.
Financial Sector Risk. Companies in the U.S. and non-U.S. financials sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such

Additional Fund Information (cont.)

regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Foreign Securities Risk. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund,
FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund will primarily invest in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.
Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.
Foreign securities are sensitive to changes in interest rates. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout

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global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
The energy, materials, and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
Some countries in which the Funds invest are in the process of privatizing certain entities and industries. This may expose a Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.
On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.
The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.
The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the assets held by some of the Funds may be denominated in the euro.
The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading

Additional Fund Information (cont.)

partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Recently, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. A Fund may be exposed to risks related to the UK’s withdrawal from the EU, including volatile trading markets and significant and unpredictable currency fluctuations over a short period of time. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Greece has recently experienced political pressure to hold a similar referendum election. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries.The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
A Fund may invest in the economies of Australasia. The economies of Australasia, which includes Australia and
New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may cause an adverse impact on some or all of the Australasian economies.
The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries have increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund may invest. A Fund may also invest in securities of Japanese issuers. See “Japan Investment Risk” on page 156.
Foreign Securities-Emerging Markets Risk. The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund invest primarily in emerging market countries. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Fund(s)), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may invest in emerging market countries. With respect to the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Currency Hedged

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Morningstar EM Factor Tilt Index Fund, emerging markets are defined by the Index Provider to the Fund as countries that do not fall in the high annual per capita gross national income bracket, but have significant market size and stock market transparency; reasonable regulations and operational efficiency; and modest restriction to foreign investors. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Emerging market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. Within these regions, a Fund may invest in countries such as Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey, although this list may change as market developments occur and may include additional emerging markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.
A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Funds.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Funds’ investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Additional Fund Information (cont.)

A Fund may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.
As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of a Fund.
A Fund may be invested in issuers located in Central and South American countries. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices. A Fund may also invest in securities of Chinese issuers. See “China Investment Risk” on page 141.
Fund of Funds Risk. Each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund invests a substantial portion of its assets in its respective Underlying Fund(s), so each Fund’s investment performance is directly related to the performance of its Underlying Fund(s). The Funds may also invest in other funds, including money market funds. Each Fund’s NAV will change with changes in the value of its respective Underlying Fund(s) and other securities in which the Fund may invest based on their market valuations. In addition, the shares of the Underlying Funds may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund’s investments, which may be exacerbated in less liquid markets. An investment in these Funds will entail more direct and indirect costs and expenses than a direct investment in their Underlying Funds. For example, a Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by its respective Underlying Fund(s).
An investor in the Funds may receive taxable gains from portfolio transactions by the underlying fund(s), as well as taxable gains from transactions in shares of the underlying

Additional Fund Information (cont.)

fund(s) held by the Funds. Certain of the Funds may also hold common portfolio securities.
As each Fund's allocations to its underlying fund(s) change from time to time, or to the extent that the expense ratio of the underlying fund(s) changes, the weighted average operating expenses borne by the Fund may increase or decrease.
In addition, the Investment Adviser may have an incentive to take into account the effect on an Underlying Fund in which the a Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the Investment Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Funds.
Global Natural Resources Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) primarily invests in companies engaged in natural resource activities and may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various economic and political developments. Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.
High Portfolio Turnover Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may engage in active and frequent trading of its portfolio securities. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a Fund with less active trading policies. For the FlexShares Disciplined Duration MBS Index Fund, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate.
Income Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund’s income may decline when interest rates fall. This decline can occur in the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund because a Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in each Fund’s respective Underlying Index are substituted, or either Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in either Fund’s Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in Treasury Inflation-Protected Securities (“TIPS”). The Funds’ income may decline due to a decline in inflation (or deflation). If there is deflation, the principal value of inflation-linked securities, such as TIPS, will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period a Fund holds

Additional Fund Information (cont.)

TIPS, the Fund may earn less income on the security than on a conventional bond.
Inflation Risk. When inflation increases there is a risk that the value of assets or income from investments will be less in the future as the value of money decreases. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions. Fixed income securities may be particularly sensitive to rising inflation, as the value of the security or income from the security will be worth less in the future as inflation decreases the value of money.
Inflation-Protected Securities Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in TIPS. The value of inflation-indexed debt securities are subject to the effects of changes in real interest rates that may change as a result of different factors. In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index for All Urban Consumers (CPI-U) before seasonal adjustment (calculated by the Bureau of Labor Statistics). Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. There can be no assurance that the inflation index used (i.e., CPI-U) will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Infrastructure-Related Companies Risk. The FlexShares STOXX Global Broad Infrastructure Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) invests primarily in infrastructure-related companies. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
Interest Rate/Maturity Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US

Additional Fund Information (cont.)

Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in fixed income securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. A fixed income security’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five-percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five-year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds currently face a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and each Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk. Issuer risk is a principal risk of each Fund, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. Fund performance depends on the performance of individual securities to which the Fund has exposure. Poor performance of individual securities may be caused by poor management decisions, competitive pressures, changes in technology, changes in the financial condition of the issuer of the security, changes in the credit rating of the issuer of a security, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities.
Japan Investment Risk. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar DM-ex US Factor Tilt Index Fund may be concentrated in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could

Additional Fund Information (cont.)

adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.
Large Cap Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Liquidity Risk. To the extent a Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of a Fund because a Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquid investments may become illiquid after purchase by a Fund, particularly dur-
ing periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, a Fund may suffer a loss. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Fund’s Underlying Index. Additionally, in adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of a Fund’s portfolio securities. This could lead to a Fund’s shares trading at a price that is higher or lower than a Fund’s net asset value. At times, such differences may be significant.
Management Risk. To the extent that a Fund uses a representative sampling indexing strategy, a Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, NTI’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
Market Trading Risks
Absence of Active Market
Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be developed or maintained.

Additional Fund Information (cont.)

Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of a Fund will continue to be met or will remain unchanged.
Shares of the Funds May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices that differ significantly from NAV. Authorized Participants may be less willing to create or redeem a Fund’s shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Since foreign exchanges may be open on days when the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund do not price their shares, the value of the securities in these Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Secondary Market Trading Risk
Shares of a Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Mid and Small Cap Stock Risk. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund(s)), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund(s)), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real

Additional Fund Information (cont.)

Estate Index Fund and FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) will invest a portion of their assets in mid and small-capitalization companies. Stock prices of smaller companies may be more volatile than those of larger companies and therefore the share price of a Fund that invests mostly in smaller companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of smaller companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of smaller companies may be thinly traded. In addition, smaller companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
Mid Cap Stock Risk. The FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund will invest a portion of their assets in mid-capitalization companies. Stock prices of smaller companies may be more volatile than those of larger companies and therefore the share price of a Fund that invests mostly in smaller companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of smaller companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of smaller companies may be thinly traded. In addition, smaller companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
MLP Risk. The FlexShares STOXX Global Broad Infrastructure Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) may invest in publicly-traded units of Master Limited Partner-
ship (MLPs). The Fund will not invest more than 25% of its net assets in MLPs. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation or storage (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.
A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. This could cause a decline in the value of the MLPs’ units, and potentially have an adverse effect on the Fund.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member

Additional Fund Information (cont.)

in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs in which the Fund invests could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.
Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.
Mortgage-Backed Pass-Through Securities Risk. The FlexShares Disciplined Duration MBS Index Fund invests in mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
Mortgage-backed securities represent interests in “pools” of mortgages. In addition to credit and market risk, these securities may involve prepayment risk because the under-
lying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.
Mortgage-backed securities are also subject to debt extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Because of call and debt extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.
 The Fund seeks to obtain exposure to mortgage-backed securities, as represented in the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the mortgage-backed securities specified in the TBA transaction. The Fund may acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
Non-Diversification Risk. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global

Additional Fund Information (cont.)

Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund are classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuer Risk. The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in the Underlying Index. Investments in bonds of non-U.S. issuers may involve certain risks that are greater or different than those associated with investments in securities of U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Passive Investment Risk. The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk. Prepayment (or call) risk is a principal risk for the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund. The issuer of a security held by the Funds (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because a Fund is forced to forego expected future interest payments on the principal amount paid back early and a Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.
Real Estate Securities Risk. The FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) primarily invests in real estate companies and may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to

Additional Fund Information (cont.)

make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate securities owned by the Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
REIT Risk. The FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) will invest a substantial amount of its assets in REITs. Each other Fund, except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund and the Flexshares iBoxx 5-Year Target Duration TIPs Index Fund, may also invest in REITs. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristic of both equity and mortgage REITs. The FlexShares Global Quality Real Estate Index Fund does not intend to invest in mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by mortgagors or lessees and self-liquidation. In the event of a default by a mortgagor or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs are also subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. REITs are also subject to interest rate risks. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.
The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains or qualified dividends and will be taxable to you as ordinary income.
Securities Lending Risk. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, each Fund will receive collateral equal to at least 100% of the value of the securities loaned.
Securities lending may represent no more than one-third of the value of each Fund’s total assets (including the loan collateral). Any cash collateral received by each Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly

Additional Fund Information (cont.)

through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.
A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
Tracking Error Risk. Tracking error risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, cash holdings, changes in the Underlying Indexes, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors. This risk may be heightened during times of increased market volatility or other unusual market conditions.
U.S. Government Securities Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares
Credit-Scored US Long Corporate Bond Index Fund may invest in U.S. government securities to the extent consistent with its investment objective and strategies. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest, such as those issued by Fannie Mae and Freddie Mac may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent each Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.
U.S. Issuer Risk. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap

Additional Fund Information (cont.)

Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.
Valuation Risk. The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend
Dynamic Index Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Funds do not price there shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Additional Information About the Funds’ Investments and Other Risks

The principal risks of investing in the Funds are described under each “Fund Summary” above, and additional information about some of the principal risks are discussed in “Additional Information About the Funds’ Principal Risks” above on page 136. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for each Fund above. It also describes additional risks faced by the Funds and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund may be exposed to these risks directly, or indirectly through the Funds’ investments in the applicable Underlying Fund(s).
Borrowings and Reverse Repurchase Agreements. To the extent consistent with its investment policies, each Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may enter into reverse repurchase agreements

Additional Fund Information (cont.)

when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Cash Redemption Risk. Because each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund invest a portion of its assets in foreign currency forward contracts, such Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Each Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as Authorized Participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.
Cyber Security Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants, and the Funds’ other service providers and the vendors of each
(collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
Industrial Sector Risk. The FlexShares Credit-Scored US Long Corporate Bond Index Fund may be concentrated in

Additional Fund Information (cont.)

the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Investment Companies. The Funds may invest in securities of other investment companies, including other exchange-traded funds (ETFs). Such investments may include money market funds and other exchange-traded funds managed by the Investment Adviser. The following limitations do not apply to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund or the FlexShares Real Assets Allocation Index Fund, but do apply to their respective Underlying Funds. Investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the Investment Company Act of 1940 (“1940 Act”), as
amended, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:
•	BBB of higher by S&P Global Ratings (“S&P”);
•	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);
•	BBB or higher by Fitch Ratings (“Fitch”); or
•	BBB or higher by DBRS Ratings Limited (“DBRS”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, the Fund is not required to dispose of the security.
Large Shareholder Risk. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser

Additional Fund Information (cont.)

would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Funds portfolio, increase the Funds transaction costs, and accelerate the realization of taxable income and/or gains.
Mortgage Dollar Rolls. The FlexShares Disciplined Duration MBS Index Fund may invest in mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.
Repurchase Agreements. To the extent consistent with its investment policies, each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Repurchase agreements involve the purchase of securities by the Funds subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Funds will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Funds’ costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Funds could suffer additional losses if a court determines that the Funds’ interest in the collateral is unenforceable by the Funds.
Each Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Funds may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Funds, including minimizing the value of any collateral.
Rule 144A Securities. The Underlying Index of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may include securities offered pursuant to Rule 144A of the Securities Act, and each Fund may purchase these types of securities to the extent consistent with its investment objective and strategies. Rule 144A securities may be resold only to qualified institutional buyers and other conditions are met for resale. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, each Fund may find it more difficult to sell such securities or it may be able to sell such securities only at prices lower than if such securities were more widely held or traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by each Fund.
Structured Securities. The FlexShares Disciplined Duration MBS Index Fund may invest in structured securities to the extent consistent with its investment objective and

Additional Fund Information (cont.)

strategies. Structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.
The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.
Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
To the extent that the portfolio securities of a Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such securities and the last quoted price for the securi-
ties (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.
Variable and Floating Rate Instruments. The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.
When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. The FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may enter into when-issued, delayed delivery and forward commitment transactions to the extent consistent with its investment

Additional Fund Information (cont.)

objective and strategies. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.
Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. The Underlying Index of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may include zero coupon, pay-in-kind and capital appreciation bonds. Each Fund may invest in these types of bonds to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Each Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the investing Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Funds’ top holdings and may be requested by calling 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website www.flexshares.com.

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2016, Northern Trust Corporation, through its affiliates, had assets under investment management of $942.4 billion and assets under custody of $6.72 trillion.
Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.
As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly as reflected in the table below. From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreement, it is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
The table below reflects the unitary management fees paid in the last fiscal year by each Fund that has completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets). Effective November 1, 2016, the contractual unitary management fee rate payable by certain Funds was reduced as indicated below. For those Funds the second table below reflects the unitary management fees paid in the last fiscal year by those Funds (expressed as a percentage of the Fund’s daily net assets). The table below also reflects the annual rate of the unitary management fee payable by each Fund (as indicated) that has not completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets).
Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
FlexShares ® Morningstar US Market Factor Tilt Index Fund*	0.25%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund*	0.39%
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund*	0.59%
FlexShares ® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund**	0.44%
FlexShares ® Currency Hedged Morningstar EM Factor Tilt Index Fund**	0.64%
FlexShares ® US Quality Large Cap Index Fund	0.32%
FlexShares ® STOXX® US ESG Impact Index Fund***	0.32%
FlexShares ® STOXX® Global ESG Impact Index Fund***	0.42%
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund*	0.46%
FlexShares ® STOXX® Global Broad Infrastructure Index Fund	0.47%

Description of Fund Management (cont.)

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
FlexShares ® Global Quality Real Estate Index Fund	0.45%
FlexShares ® Real Assets Allocation Index Fund***	0.57%
FlexShares ® Quality Dividend Index Fund	0.37%
FlexShares ® Quality Dividend Defensive Index Fund	0.37%
FlexShares ® Quality Dividend Dynamic Index Fund	0.37%
FlexShares ® International Quality Dividend Index Fund	0.47%
FlexShares ® International Quality Dividend Defensive Index Fund	0.47%
FlexShares ® International Quality Dividend Dynamic Index Fund	0.47%
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® Disciplined Duration MBS Index Fund	0.20%
FlexShares ® Credit-Scored US Corporate Bond Index Fund	0.22%
FlexShares ® Credit-Scored US Long Corporate Bond Index Fund	0.22%
*	Unitary management fee rate payable by the Fund as of November 1, 2016.
**	The Fund has not completed a full fiscal year. Prior to November 1, 2016, the unitary management fee rates payable by FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund were 0.47% and 0.70%, respectively.
***	The Fund has not completed a full fiscal year.
Fund	Unitary Management Fee Paid in the Last Fiscal Year (as a percentage of the Fund’s average daily net assets)
FlexShares ® Morningstar US Market Factor Tilt Index Fund	0.27%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.42%
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	0.65%
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	0.48%
NTI has contractually agreed to reimburse each Fund its proportionate share of the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI also has contractually agreed until March 1, 2020 in the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and March 1, 2018 in the case of the FlexShares Real Assets Allocation Index Fund to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to each Fund’s investments in their respective Underlying Fund(s). After these dates, NTI and a Fund may mutually agree to extend the contractual arrangements. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for each Fund is available in the Trust’s annual report to shareholders for the period ended October 31, 2016.

Description of Fund Management (cont.)

Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of each of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund are:
Robert Anstine is Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment management of the FlexShares equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.
Brendan Sullivan is a Vice President of NTI. Mr. Sullivan joined NTI in 2012 and is a Senior Portfolio Man-
ager responsible for the management of international equity index portfolios, overlay mandates and equity exchange-traded funds. Prior to joining NTI in May 2012, Mr. Sullivan was an Index Strategist at RBC Capital Markets, where he produced research and advised clients on implementing strategies around index events.
The individual Portfolio Managers, who as a team, are collectively responsible for the day-to-day management of each of the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund are:
Daniel J. Personette is Vice President of NTI. Mr. Personette joined NTI in 1996 and for the past five years has managed various fixed-income portfolios.
Michael R. Chico is Vice President of NTI. Mr. Chico joined NTI in 2007 and is responsible for managing various fixed-income portfolios.
Brandon P. Ferguson is Second Vice President of NTI . Mr. Ferguson joined NTI in November 2007 and is an Associate Fixed Income Portfolio Manager. For the past three years, he has managed various fixed-income accounts.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the FlexShares Disciplined Duration MBS Index Fund are:
Bradley Camden is a Senior Vice President of NTI. Mr. Camden joined NTI in 2005 and has assisted in the management of various fixed-income funds.
Kevin O’Shaughnessy is Vice President of NTI. Mr. O’Shaughnessy joined NTI in 1997 and is responsible for managing various fixed-income portfolios.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund are:
Bradley Camden is a Senior Vice President of NTI. Mr. Camden joined NTI in 2005 and has assisted in the management of various fixed-income funds.

Description of Fund Management (cont.)

Mike T. Doyle is a Vice President of NTI. Mr. Doyle joined NTI in 2000 and is a senior portfolio manager in the active long duration fixed income group, responsible for trading corporate debt.
Brandon P. Ferguson is a Second Vice President of NTI. Mr. Ferguson joined NTI in November 2007 and has assisted in the management of various fixed-income funds.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.
Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.
Buying and Selling Shares

Shares of the Funds trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.
Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 182. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbols listed for each Fund on the front cover of this Prospectus.
The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under “Creations and Redemptions.”
The Funds are listed on the NYSE Arca, Inc. (other than shares of the FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, which are listed for trading on NASDAQ). The NYSE Arca and NASDAQ are open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Although the SEC has granted an exemptive order to the Trust permitting registered investment companies to invest in FlexShares Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, the exemptive order is not applicable to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund. Accordingly, registered investment companies must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in these Funds.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the

Shareholder Information (cont.)

Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.
Determination of Net Asset Value

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of the Fund’s shares outstanding.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value

Shareholder Information (cont.)

pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s Underlying Index. This difference may adversely affect the Fund’s ability to track its Underlying Index. Portfolio securities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund are listed on foreign exchanges, and their values may change on days when shareholders will not be able to purchase or sell Fund shares.
Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price or last sales price reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.
Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-
counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when they approximate fair value.
Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.
Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives,

Shareholder Information (cont.)

the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAV s and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan. The Funds do not expect to pay any 12b-1 fees during the current and next fiscal years.
Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:
Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthy
FlexShares ® Morningstar US Market Factor Tilt Index Fund	✓
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	✓
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	✓
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	✓
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	✓
FlexShares® US Quality Large Cap Index Fund	✓
FlexShares® STOXX® US ESG Impact Index Fund	✓
FlexShares® STOXX® Global ESG Impact Index Fund	✓

Shareholder Information (cont.)

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthy
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	✓
FlexShares® STOXX® Global Broad Infrastructure Index Fund	✓
FlexShares® Global Quality Real Estate Index Fund	✓
FlexShares® Real Assets Allocation Index Fund	✓
FlexShares® Quality Dividend Index Fund	✓
FlexShares® Quality Dividend Defensive Index Fund	✓
FlexShares® Quality Dividend Dynamic Index Fund	✓
FlexShares® International Quality Dividend Index Fund	✓
FlexShares® International Quality Dividend Defensive Index Fund	✓
Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthy
FlexShares® International Quality Dividend Dynamic Index Fund	✓
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		✓
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund		✓
FlexShares® Disciplined Duration MBS Index Fund		✓
FlexShares® Credit-Scored US Corporate Bond Index Fund		✓
FlexShares® Credit-Scored US Long Corporate Bond Index Fund		✓
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions

Shareholder Information (cont.)

are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capi-
tal gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.
Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Fund to individual, trust or estate shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual, trust or estate shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.
U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
A portion of distributions paid by a Fund to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio

Shareholder Information (cont.)

turnover rate or by investments in debt securities or foreign corporations.
To the extent that the Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes, master limited partnerships, or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the 20% rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income. In addition, a portion of gains distributed attributable to distributions of “unrecaptured” Section 1250 gain of REIT or master limited partnerships is subject to tax at a maximum rate of 25%.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital and will reduce the shareholder’s basis in his shares of the Fund. To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital gain will be long term capital gain if the shareholder held the shares for more than one year.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
If you: (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all; (b) are subject to withholding by the IRS for prior failure to properly include on your return payments of interest or dividends; or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 28% of the dividends and distributions payable to you will be withheld and remitted to the IRS.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on

Shareholder Information (cont.)

securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable to establish entitlement for these treaty benefits. In addition, the Funds will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
Notwithstanding the foregoing, gains from United States Real Property Interests (as defined in the Code) are subject to different rules, as discussed below.
If the Fund is a “qualified investment entity” as defined in the Code, Fund distributions attributable to gains from United States Real Property Interests (“Real Estate Gains”) will be treated as ordinary dividends, subject to withholdings as described above, for foreign shareholders who did not own more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution. If the Fund is a qualified investment entity, Real Estate Gains distributed are subject to withholding at a rate of up to 35% for foreign share-
holders who own more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, and such foreign shareholders may be required to file a U.S. federal income tax return. If a foreign shareholder holds more than 5% of the Fund at any time during the 5-year period ending on the date of disposition or redemption of shares and the Fund is a United States Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to U.S. federal income tax on gain recognized on a sale or redemption of shares and withholding of tax on the proceeds received. Foreign shareholders recognizing such income and gain may be required to file a U.S. federal income tax return.
Foreign corporations recognizing income or gain under these rules may be subject to the U.S. Branch Profits Tax.
Except as described above, a foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or

Shareholder Information (cont.)

redemptions should consult their own tax adviser with respect to these matters.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of a specified number of shares or multiples thereof as follows:
NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares ® Morningstar US Market Factor Tilt Index Fund	50,000
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	200,000
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	100,000
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	25,000
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	25,000
FlexShares® US Quality Large Cap Index Fund	50,000
FlexShares® STOXX® US ESG Impact Index Fund	50,000
NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares® STOXX® Global ESG Impact Index Fund	50,000
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	50,000
FlexShares® STOXX® Global Broad Infrastructure Index Fund	50,000
FlexShares® Global Quality Real Estate Index Fund	50,000
FlexShares® Real Assets Allocation Index Fund	25,000
FlexShares® Quality Dividend Index Fund	50,000
FlexShares® Quality Dividend Defensive Index Fund	50,000
FlexShares® Quality Dividend Dynamic Index Fund	50,000
FlexShares® International Quality Dividend Index Fund	100,000
FlexShares® International Quality Dividend Defensive Index Fund	100,000
FlexShares® International Quality Dividend Dynamic Index Fund	100,000
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	50,000
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	50,000
FlexShares® Disciplined Duration MBS Index Fund	50,000
FlexShares® Credit-Scored US Corporate Bond Index Fund	50,000
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	50,000
Each “creator” or “Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with

Shareholder Information (cont.)

a Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into a Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, for cash and/or in-kind for a portfolio of securities held by the Funds (“Fund Securities”). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUNDS. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.
Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum

Shareholder Information (cont.)

amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.
Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of January 31, 2017, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 4,878,125	50,000	$ 1,500	3.00%	2.00%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$11,622,840	200,000	$20,000	3.00%	2.00%
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	$ 4,802,110	100,000	$25,000	3.00%	2.00%
FlexShares ® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$ 638,713	25,000	$ 0	3.00%	2.00%
FlexShares ® Currency Hedged Morningstar EM Factor Tilt Index Fund	$ 659,893	25,000	$ 0	3.00%	2.00%
FlexShares ® US Quality Large Cap Index Fund	$ 1,411,580	50,000	$ 500	3.00%	2.00%
FlexShares ® STOXX® US ESG Impact Index Fund	$ 2,675,990	50,000	$ 750	3.00%	2.00%
FlexShares ® STOXX® Global ESG Impact Index Fund	$ 3,983,990	50,000	$ 7,500	3.00%	2.00%
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 1,498,270	50,000	$ 1,500	3.00%	2.00%
FlexShares ® STOXX® Global Broad Infrastructure Index Fund	$ 2,208,760	50,000	$ 2,000	3.00%	2.00%
FlexShares ® Global Quality Real Estate Index Fund	$ 2,811,800	50,000	$ 2,000	3.00%	2.00%
FlexShares ® Real Assets Allocation Index Fund	$ 645,980	25,000	$ 0	3.00%	2.00%
FlexShares ® Quality Dividend Index Fund	$ 1,978,800	50,000	$ 750	3.00%	2.00%
FlexShares ® Quality Dividend Defensive Index Fund	$ 1,939,355	50,000	$ 750	3.00%	2.00%
FlexShares ® Quality Dividend Dynamic Index Fund	$ 1,924,775	50,000	$ 750	3.00%	2.00%
FlexShares ® International Quality Dividend Index Fund	$ 2,309,490	100,000	$ 5,000	3.00%	2.00%
FlexShares ® International Quality Dividend Defensive Index Fund	$ 2,249,650	100,000	$ 5,000	3.00%	2.00%

Shareholder Information (cont.)

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares ® International Quality Dividend Dynamic Index Fund	$ 2,455,890	100,000	$ 5,000	3.00%	2.00%
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	$ 1,241,870	50,000	$ 0	3.00%	2.00%
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	$ 1,260,220	50,000	$ 0	3.00%	2.00%
FlexShares ® Disciplined Duration MBS Index Fund	$ 1,205,935	50,000	$ 400	3.00%	2.00%
FlexShares ® Credit-Scored US Corporate Bond Index Fund	$ 2,507,080	50,000	$ 500	3.00%	2.00%
FlexShares ® Credit-Scored US Long Corporate Bond Index Fund	$ 2,537,145	50,000	$ 500	3.00%	2.00%
*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The financial highlights table is intended to help you understand the following Funds’ financial performance from commencement of operations through October 31, 2016. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the financial statements of the following Funds for the period ended October 31, 2016, is included in the annual report of the Funds and is available upon request.
		PER SHARE
		Investment Operations			Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total
FlexShares ® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2016	$ 87.02	$ 1.65(a)	$ 2.33	$ 3.98	$(2.68)	$—	$ —	$(2.68)
Year ended October 31, 2015	86.19	1.58 (a)	0.42	2.00	(1.17)	—	—	(1.17)
Year ended October 31, 2014	76.56	1.16 (a)	9.26	10.42	(0.79)	—	—	(0.79)
Year ended October 31, 2013	58.70	1.09 (a)	17.43	18.52	(0.66)	—	—	(0.66)
Year ended October 31, 2012	51.74	0.91 (a)	6.17	7.08	(0.12)	—	—	(0.12)
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2016	58.18	1.59 (a)	(1.55)	0.04	(2.60)	—	—	(2.60)
Year ended October 31, 2015	60.74	1.51 (a)	(2.27)	(0.76)	(1.80)	—	—	(1.80)
Year ended October 31, 2014	61.95	1.80 (a)	(2.29)	(0.49)	(0.72)	—	—	(0.72)
Year ended October 31, 2013	49.31	1.35 (a)	11.40	12.75	(0.11)	—	—	(0.11)
For the period 09/25/12* through 10/31/12	50.00	0.12 (a)	(0.81)	(0.69)	—	—	—	—
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2016	45.02	0.97 (a)	3.10	4.07	(1.57)	—	—	(1.57)
Year ended October 31, 2015	52.75	0.92 (a)	(7.65)	(6.73)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	52.92	1.03 (a)	(0.77)	0.26	(0.43)	—	—	(0.43)
Year ended October 31, 2013	49.60	1.03 (a)	2.34	3.37	(0.05)	—	—	(0.05)
For the period 09/25/12* through 10/31/12	50.00	0.03 (a)	(0.43)	(0.40)	—	—	—	—
FlexShares ® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
For the period 11/09/15* through 10/31/16	25.00	1.04 (a)	(0.96)	0.08	(0.98)	—	(0.13)	(1.11)
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.
(h)	Per share amount is less than $0.005.
(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$88.32	4.70%	4.77%	0.28%	0.27%	1.92%	1.93%	26%	$ 830,253
87.02	2.30	2.30	0.28	0.27	1.81	1.81	51	761,457
86.19	13.69	13.54	0.28	0.27	1.41	1.41	25	741,260
76.56	31.88	28.39	0.27	0.27	1.59	1.59	20	447,893
58.70	13.71	16.86	0.29	0.27	1.57	1.59	15	149,677

55.62	0.20	0.80	0.43	0.42	2.91	2.92	35	622,898
58.18	(1.26)	(2.34)	0.43	0.42	2.52	2.53	26	570,188
60.74	(0.81)	(0.80)	0.43	0.42	2.84	2.85	16	643,893
61.95	25.93	0.62	0.43	0.42	2.37	2.38	7	309,745
49.31	(1.40)	23.98	0.43	0.42	2.47	2.49	1	9,862

47.52	9.41	10.65	0.66	0.65	2.23	2.23	34	299,351
45.02	(12.91)	(13.43)	0.66	0.65	1.86	1.87	30	198,073
52.75	0.52	0.52	0.66	0.65	1.96	1.97	19	258,481
52.92	6.80	(14.20)	0.65	0.65	2.01	2.01	20	158,759
49.60	(0.80)	23.52	0.67	0.65	0.50	0.52	1	9,920

23.97	0.59	0.97	0.55 (i)	0.05 (i)	4.12	4.62	11	3,595

Financial Highlights (cont.)

		PER SHARE
		Investment Operations			Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total
FlexShares ® Currency Hedged Morningstar EM Factor Tilt Index Fund
For the period 11/09/15* through 10/31/16	$25.00	$ 0.59(a)	$ 1.10	$ 1.69	$ (0.87)	$—	$—	$ (0.87)
FlexShares ® US Quality Large Cap Index Fund
Year ended October 31, 2016	26.62	0.50 (a)	(0.47)	0.03	(0.50)	—	—	(0.50)
For the period 09/23/15* through 10/31/15	25.00	0.03 (a)	1.59	1.62	—	—	—	—
FlexShares ® STOXX US ESG Impact Index Fund
For the period 07/13/16* through 10/31/16	50.00	0.27 (a)	(0.15)	0.12	(0.16)	—	—	(0.16)
FlexShares ® STOXX Global ESG Impact Index Fund
For the period 07/13/16* through 10/31/16	75.00	0.41 (a)	0.34	0.75	(0.23)	—	—	(0.23)
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2016	25.52	0.55 (a)	2.73	3.28	(1.40)	—	—	(1.40)
Year ended October 31, 2015	33.18	0.94 (a)	(7.74)	(6.80)	(0.86)	—	—	(0.86)
Year ended October 31, 2014	34.71	0.80 (a)	(1.63)	(0.83)	(0.70)	—	—	(0.70)
Year ended October 31, 2013	35.19	0.87 (a)	(0.98)	(0.11)	(0.37)	—	—	(0.37)
Year ended October 31, 2012	35.01	0.44	(0.17) (g)	0.27	(0.09)	—	—	(0.09)
FlexShares ® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2016	43.30	1.34 (a)	(0.02) (g)	1.32	(1.13)	—	—	(1.13)
Year ended October 31, 2015	45.84	1.13 (a)	(2.67)	(1.54)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	41.62	1.73 (a)	3.65	5.38	(1.16)	—	—	(1.16)
For the period 10/08/13* through 10/31/13	40.00	0.01 (a)	1.61	1.62	—	—	—	—
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.
(h)	Per share amount is less than $0.005.
(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.82	7.04%	7.12%	0.72% (i)	0.05% (i)	1.81%	2.47%	4%	$ 33,567

26.15	0.12	0.12	0.38	0.32	1.87	1.93	59	6,538
26.62	6.48	6.48	0.42	0.32	1.10	1.20	3	2,662

49.96	0.24	0.28	0.37	0.32	1.75	1.80	20	4,996

75.52	1.00	1.03	0.45	0.42	1.74	1.77	22	7,552

27.40	13.84	14.05	0.49	0.48	2.20	2.20	18	2,822,012
25.52	(20.97)	(21.05)	0.49	0.48	3.17	3.17	13	2,004,234
33.18	(2.44)	(2.44)	0.49	0.48	2.27	2.27	11	2,874,838
34.71	(0.33)	(0.61)	0.48	0.48	2.56	2.56	8	2,764,535
35.19	0.79	1.71	0.50	0.48	2.02	2.03	5	566,532

43.49	3.09	3.26	0.48	0.47	3.09	3.10	14	669,676
43.30	(3.40)	(4.03)	0.48	0.47	2.52	2.53	15	467,681
45.84	13.02	13.62	0.48	0.47	3.87	3.88	17	240,664
41.62	4.05	4.20	0.52	0.47	0.32	0.37	1	4,163

Financial Highlights (cont.)

		PER SHARE
		Investment Operations			Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total
FlexShares ® Global Quality Real Estate Index Fund
Year ended October 31, 2016	$ 57.47	$ 1.90(a)	$(0.58)	$ 1.32	$ (1.67)	$—	$—	$ (1.67)
Year ended October 31, 2015	55.24	1.36 (a)	2.25	3.61	(1.38)	—	—	(1.38)
For the period 11/05/13* through 10/31/14	50.00	1.65 (a)	4.67	6.32	(1.08)	—	—	(1.08)
FlexShares ® Real Assets Allocation Index Fund
For the period 11/23/15* through 10/31/16	25.00	0.86 (a)	0.51 (g)	1.37	(0.74)	—	—	(0.74)
FlexShares ® Quality Dividend Index Fund
Year ended October 31, 2016	35.99	1.23 (a)	1.03	2.26	(1.14)	—	—	(1.14)
Year ended October 31, 2015	35.77	1.08 (a)	0.14	1.22	(1.00)	—	—	(1.00)
Year ended October 31, 2014	32.15	1.02 (a)	3.62	4.64	(1.02)	—	—	(1.02)
For the period 12/14/12* through 10/31/13	25.00	0.83 (a)	6.78	7.61	(0.46)	—	—	(0.46)
FlexShares ® Quality Dividend Defensive Index Fund
Year ended October 31, 2016	35.81	1.11 (a)	0.99	2.10	(1.09)	—	—	(1.09)
Year ended October 31, 2015	34.99	1.03 (a)	0.72	1.75	(0.93)	—	—	(0.93)
Year ended October 31, 2014	31.42	0.96 (a)	3.62	4.58	(1.01)	—	—	(1.01)
For the period 12/14/12* through 10/31/13	25.00	0.79 (a)	6.05	6.84	(0.42)	—	—	(0.42)
FlexShares ® Quality Dividend Dynamic Index Fund
Year ended October 31, 2016	35.14	1.11 (a)	0.31 (g)	1.42	(1.24)	—	—	(1.24)
Year ended October 31, 2015	35.83	1.14 (a)	(0.82)	0.32	(1.01)	—	—	(1.01)
Year ended October 31, 2014	32.06	0.98 (a)	3.72	4.70	(0.93)	—	—	(0.93)
For the period 12/14/12* through 10/31/13	25.00	0.84 (a)	6.77	7.61	(0.55)	—	—	(0.55)
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.
(h)	Per share amount is less than $0.005.
(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$ 57.12	2.28%	2.44%	0.46%	0.45%	3.26%	3.27%	57%	$ 197,049
57.47	6.60	5.93	0.46	0.45	2.39	2.40	81	132,184
55.24	12.79	13.51	0.47	0.45	3.16	3.18	44	58,003

25.63	5.56	5.60	0.72 (i)	0.11 (i)	3.03	3.64	11	1,282

37.11	6.41	6.43	0.38	0.37	3.38	3.38	85	1,438,149
35.99	3.43	3.52	0.38	0.37	2.99	2.99	86	703,615
35.77	14.61	14.47	0.38	0.37	2.99	3.00	67	586,667
32.15	30.67	30.79	0.38	0.37	3.16	3.17	54	282,930

36.82	5.96	5.96	0.38	0.37	3.09	3.10	72	252,223
35.81	5.04	5.13	0.38	0.37	2.87	2.88	92	191,606
34.99	14.79	14.47	0.38	0.37	2.88	2.89	73	122,462
31.42	27.54	27.79	0.38	0.37	3.02	3.03	54	43,983

35.32	4.16	4.43	0.38	0.37	3.23	3.25	69	52,979
35.14	0.89	0.78	0.38	0.37	3.15	3.16	87	73,804
35.83	14.78	14.68	0.38	0.37	2.82	2.84	75	93,151
32.06	30.69	30.74	0.38	0.37	3.22	3.23	67	12,825

Financial Highlights (cont.)

		PER SHARE
		Investment Operations			Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total
FlexShares ® International Quality Dividend Index Fund
Year ended October 31, 2016	$23.03	$ 0.92(a)	$(0.68)	$ 0.24	$(0.82)	$ —	$ —	$(0.82)
Year ended October 31, 2015	26.15	1.01 (a)	(3.18)	(2.17)	(0.95)	—	—	(0.95)
Year ended October 31, 2014	27.00	1.25 (a)	(1.06)	0.19	(1.04)	—	—	(1.04)
For the period 04/12/13* through 10/31/13	25.00	0.46 (a)	1.82	2.28	(0.28)	—	—	(0.28)
FlexShares ® International Quality Dividend Defensive Index Fund
Year ended October 31, 2016	22.54	0.83 (a)	(0.35)	0.48	(0.86)	—	—	(0.86)
Year ended October 31, 2015	25.55	0.94 (a)	(3.04)	(2.10)	(0.91)	—	—	(0.91)
Year ended October 31, 2014	26.66	1.23 (a)	(1.32)	(0.09)	(1.02)	—	—	(1.02)
For the period 04/12/13* through 10/31/13	25.00	0.44 (a)	1.58	2.02	(0.36)	—	—	(0.36)
FlexShares ® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2016	23.82	0.83 (a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)
Year ended October 31, 2015	26.50	0.88 (a)	(2.50)	(1.62)	(1.06)	—	—	(1.06)
Year ended October 31, 2014	27.34	0.99 (a)	(1.00)	(0.01)	(0.83)	—	—	(0.83)
For the period 04/12/13* through 10/31/13	25.00	0.50 (a)	2.35	2.85	(0.51)	—	—	(0.51)
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2016	24.38	0.15 (a)	0.47	0.62	(0.16)	—	(0.02)	(0.18)
Year ended October 31, 2015	24.73	(0.10) (a)	(0.23)	(0.33)	—	—	(0.02)	(0.02)
Year ended October 31, 2014	24.97	0.10 (a)	(0.15)	(0.05)	(0.10)	—	(0.09)	(0.19)
Year ended October 31, 2013	25.43	0.03 (a)	(0.38)	(0.35)	(0.05)	(0.01)	(0.05)	(0.11)
Year ended October 31, 2012	25.14	0.15 (a)	0.39	0.54	(0.22)	(0.03)	—	(0.25)
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.
(h)	Per share amount is less than $0.005.
(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$22.45	1.16%	2.05%	0.48%	0.47%	4.17%	4.18%	68%	$ 496,050
23.03	(8.45)	(9.95)	0.48	0.47	4.08	4.09	77	430,590
26.15	0.53	1.11	0.48	0.47	4.56	4.57	61	329,485
27.00	9.22	9.58	0.48	0.47	3.24	3.25	26	75,610

22.16	2.24	3.39	0.48	0.47	3.78	3.79	73	77,561
22.54	(8.37)	(9.81)	0.48	0.47	3.86	3.87	77	87,893
25.55	(0.51)	(0.33)	0.48	0.47	4.58	4.59	69	66,441
26.66	8.20	8.85	0.49	0.47	3.16	3.18	27	15,999

23.47	3.17	3.96	0.49	0.47	3.70	3.72	75	18,777
23.82	(6.28)	(8.00)	0.48	0.47	3.43	3.43	89	35,726
26.50	(0.18)	0.80	0.49	0.47	3.55	3.58	45	113,945
27.34	11.59	11.64	0.48	0.47	3.54	3.55	31	8,203

24.82	2.55	2.55	0.21	0.20	0.62	0.63	105	1,841,902
24.38	(1.34)	(1.46)	0.21	0.20	(0.40)	(0.39)	83	1,978,311
24.73	(0.22)	(0.10)	0.21	0.20	0.40	0.41	179	2,246,873
24.97	(1.41)	(1.45)	0.20	0.20	0.11	0.11	125	1,975,018
25.43	2.15	1.94	0.22	0.20	0.57	0.59	55	684,034

Financial Highlights (cont.)

		PER SHARE
		Investment Operations			Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2016	$ 24.56	$0.30 (a)	$ 0.88	$ 1.18	$ (0.27)	$ —	$(0.02)	$(0.29)
Year ended October 31, 2015	24.87	0.05 (a)	(0.30)	(0.25)	(0.05)	—	(0.01)	(0.06)
Year ended October 31, 2014	25.29	0.21 (a)	(0.32)	(0.11)	(0.24)	—	(0.07)	(0.31)
Year ended October 31, 2013	26.30	0.08 (a)	(0.91)	(0.83)	(0.08)	(0.10)	—	(0.18)
Year ended October 31, 2012	25.03	0.24 (a)	1.31	1.55	(0.27)	(0.01)	—	(0.28)
FlexShares ® Disciplined Duration MBS Index Fund
Year ended October 31, 2016	24.87	0.45 (a)	0.29	0.74	(0.87)	—	—	(0.87)
Year ended October 31, 2015	25.12	0.37 (a)	0.06 (g)	0.43	(0.68)	0.00 (h)	—	(0.68)
For the period 09/03/14* through 10/31/14	25.00	0.09 (a)	0.09	0.18	(0.06)	—	—	(0.06)
FlexShares ® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2016	50.32	1.21 (a)	1.13	2.34	(1.17)	—	—	(1.17)
For the period 11/12/14* through 10/31/15	50.00	1.12 (a)	0.18	1.30	(0.98)	—	—	(0.98)
FlexShares ® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2016	50.29	2.14 (a)	3.56	5.70	(2.16)	—	—	(2.16)
For the period 09/23/15* through 10/31/15	50.00	0.23 (a)	0.06	0.29	—	—	—	—
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.
(h)	Per share amount is less than $0.005.
(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.45	4.81%	4.64%	0.21%	0.20%	1.18%	1.19%	72%	$ 651,605
24.56	(1.00)	(1.04)	0.21	0.20	0.19	0.20	113	432,210
24.87	(0.49)	(0.25)	0.21	0.20	0.82	0.83	150	308,335
25.29	(3.17)	(3.32)	0.20	0.20	0.30	0.30	151	389,483
26.30	6.13	5.87	0.22	0.20	0.90	0.92	60	374,730

24.74	3.02	2.69	0.21	— (j)	1.62	1.83 (j)	89	42,063
24.87	1.74	2.02	0.22	0.20	1.44	1.46	179	23,627
25.12	0.72	0.76	0.27	0.20	2.18	2.26	23	5,025

51.49	4.71	4.70	0.24	0.22	2.34	2.36	59	36,041
50.32	2.61	2.78	0.26	0.22	2.26	2.30	69	12,581

53.83	11.60	12.75	0.25	0.22	4.01	4.04	80	13,457
50.29	0.56	1.16	0.27	0.22	4.38	4.43	—	5,029

More Information About Underlying Indexes and Index Providers

Morningstar, Inc. (“Morningstar”), a leading provider of investment research in North America, Europe, Australia and Asia, offers an extensive line of Internet-, software- and print-based products and services to individuals, financial advisors and institutions. Morningstar has developed and maintains a wide variety of global equity, fixed income and commodity indexes, including the Morningstar® Global Upstream Natural Resources IndexSM, the Morningstar® US Market Factor Tilt IndexSM, the Morningstar® Developed Markets ex-US Factor Tilt IndexSM, the Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM and the Morningstar® Emerging Markets Factor Tilt Hedged IndexSM (the “Underlying Indexes”). All Morningstar® Indexes, including the Underlying Indexes, are rooted in Morningstar’s proprietary research and are created and maintained using transparent, rules-based methodologies. The words/phrases, “Morningstar®”, “Global Upstream Natural Resources IndexSM”, “US Market Factor Tilt IndexSM”, “Developed Markets ex-US Factor Tilt IndexSM”, “Emerging Markets Factor Tilt IndexSM”, “Developed Markets ex-US Factor Tilt Hedged IndexSM” and “Emerging Markets Factor Tilt Hedged IndexSM”, are all service marks of Morningstar.
* * *
The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit Indices Limited (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively.
Markit is the index provider of each of the iBoxx Target Duration TIPS Indexes. Markit is a leading, global financial information services company with over 2,200 employees. The company provides independent data, valuations and trade processing across all asset classes in order to enhance transparency, reduce risk and improve operational efficiency. Its client base includes the most significant institutional participants in the financial marketplace. Markit® and iBoxx® are registered trademarks of Markit Group Limited or its affiliates.
* * *
The Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM and Northern Trust Credit-Scored US Long Corporate Bond IndexSM (together the “Northern Trust Indexes”) are each the property of NTI and have been licensed for use by the FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund (together the “Funds”), respectively.
NTI is the index provider of each of the Northern Trust Indexes and serves as the Investment Adviser of the Funds. NTI has adopted policies and procedures designed to minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, a Northern Trust Index or from the portfolios of any Fund that tracks a Northern Trust Index; and prevent the dissemination or use of non-public information about pending changes to index constituents or methodology.
* * *
STOXX Ltd. is a global index provider, currently calculating a global, comprehensive index family of over 6,000 strictly rules-based and transparent indices. Best known for the leading European equity indices EURO STOXX 50, STOXX Europe 50 and STOXX Europe 600, STOXX Ltd. maintains and calculates the STOXX Global Index family which consists of total market, broad and blue-chip indices

More Information About Underlying Indexes and Index Providers (cont.)

for the regions. Americas, Europe, Asia, and Pacific, the sub-regions Latin America and BRIC (Brazil, Russia, India and China), as well as global markets.
The STOXX indices are licensed to over 400 companies around the world as underlyings for Exchange Traded Funds (ETFs), Futures & Options, Structured Products and passively-managed investment funds. Three of the top Exchange Traded Funds (ETFs) in Europe and 30 percent of all assets under management are based on STOXX indices. STOXX Ltd. holds Europe’s number one and the world’s number three position in the derivatives segment.
In addition, STOXX Ltd. is the marketing agent for the indices of Deutsche Boerse Group, amongst them the DAX Index.
STOXX Ltd. is part of Deutsche Boerse Group.
Morningstar, Markit and STOXX Ltd. are not affiliated with the Trust or the Investment Adviser. The Investment Adviser has entered into a license agreement with each of Morningstar, Markit and STOXX Ltd. pursuant to which the Investment Adviser pays a fee to use the applicable Underlying Indexes. The Investment Adviser has entered into a sub-license agreement with the Trust for the use of the applicable Underlying Indexes at no charge.
* * *
BofA Merrill Lynch is not affiliated with FlexShares Trust or NTI. NTI has entered into a license agreement with BofA Merrill Lynch pursuant to which NTI pays a fee to use the Underlying Index. NTI has entered into a sub-license agreement with the Trust for use of the Underlying Index at no charge.
* * *

Disclaimers

NTI does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no warranty, express or implied, as to results to be obtained by the FlexShares Funds, to the owners of the shares of any FlexShares Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
*    *     *
Acting in the role of index provider to FlexShares® Trust, Morningstar licenses the Underlying Indexes and accompanying service marks to FlexShares for FlexShare’s further use in creating and maintaining the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and the FlexShares Morningstar Global Upstream Natural Resources Index Fund (collectively, the “Funds”). The Funds are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Underlying Indexes to track general stock market performance. Morningstar’s only relationship to NTI, FlexShares® Trust and the Funds is the licensing of the certain service marks and the Underlying Indexes, each of which is determined, composed and calculated by Morningstar without regard to NTI, FlexShares® Trust or the Funds. Morningstar has no obligation to take the needs of NTI, FlexShares® Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Morningstar is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which any Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Funds.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT
LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NTI, FLEXSHARES TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED HEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
*    *     *
The iBoxx Target Duration TIPS Indexes (each, an “Index” and, collectively, the “Indexes”) referenced herein are each the property of Markit Indices Limited (the “Index Provider”) and have been licensed for use in connection with the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively (collectively, the “Funds”). Each party acknowledges and agrees that the Funds are not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to any of the Indexes or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of any Index or any data included therein, the results obtained from the use of any Index and/or the composition of an Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in an Index at any particular time on any particular date or otherwise. The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein.
The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling any Fund, the ability of any Index to track relevant markets’ performances, or otherwise relating to any Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or

Disclaimers (cont.)

calculating any Index. Neither any party purchasing or selling a Fund nor the Index Provider shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Index. The Index Provider and its affiliates may deal in obligations that compose the Index and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Indexes did not exist, regardless of whether such action might adversely affect any Index or any Fund. Markit® and iBoxx® are registered trademarks of Markit Group Limited or its affiliates.
*    *     *
Northern Trust Investments, Inc. and the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and FlexShares International Quality Dividend Defensive Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund (each, a “Fund”, together, the “Funds”) make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Northern Trust 1250 Index, Northern Trust International Large Cap Index, Northern Trust Quality Dividend Index, Northern Trust Quality Dividend Dynamic Index, Northern Trust Quality Dividend Defensive Index, Northern Trust International Quality Dividend Index, Northern Trust International Quality Dividend Dynamic Index, Northern Trust International Quality Dividend Defensive Index, Northern Trust Quality Large Cap Index, the Northern Trust Global Quality Real Estate Index, the Northern Trust Global Real Estate Index, Northern Trust Real Assets Allocation Index, Northern Trust Global Index, Northern Trust Credit-Scored US Corporate Bond Index, Northern Trust Credit-Scored US Long Corporate Bond Index, Northern Trust Investment-Grade US Corporate Bond Index and Northern Trust Investment-Grade US Long Corporate Bond Index (together, the “Northern Trust Indexes”) to track general stock market performance. Northern Trust Investments, Inc. is the licensor of certain trademarks, service marks and service names of the Funds. Northern Trust Investments, Inc. has no obligation to take the needs of FlexShares Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Northern Trust Indexes.
NEITHER THE FUNDS NOR NORTHERN TRUST INVESTMENTS, INC. GUARANTEE THE ACCURACY, COMPLETENESS OR PERFORMANCE OF ANY NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY IN CONNECTION WITH ANY NORTHERN TRUST INDEX OR NORTHERN TRUST INDEX CALCULATION. NORTHERN TRUST INVESTMENTS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FLEXSHARES TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. NORTHERN TRUST INVESTMENTS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NORTHERN TRUST INVESTMENTS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Investment-Grade US Corporate Bond IndexSM and Northern Trust Investment-Grade US Long Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. FlexShares® is a registered trademark of NTI.
*    *     *
STOXX Limited, Deutsche Börse Group and their licensors (the “Licensors”), research partners or data providers have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund (the “Funds”).
STOXX, Deutsche Börse Group and their Licensors, research partners or data providers do not:
•	Sponsor, endorse, sell or promote the Funds.
•	Recommend that any person invest in the Funds or any other securities.
•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

Disclaimers (cont.)

•	Have any responsibility or liability for the administration, management or marketing of the Funds.
•	Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index or have any obligation to do so.
STOXX, Deutsche Börse Group and their Licensors, research partners or data providers give no warranty and exclude any liability (whether in negligence or otherwise), in connection with the Funds or their performance.
STOXX does not assume any contractual relationship with the purchasers of the Funds or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their Licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Indexes and the data included in the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index;
•	The accuracy, timeliness, and completeness of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and their data;
•	The merchantability and the fitness for a particular purpose or use of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and their data;
•	The performance of the Funds generally.
•	STOXX Deutsche Börse Group and their Licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index or their data;
•	Under no circumstances will STOXX, Deutsche Börse Group or their Licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index or its data or generally in relation to the Funds, even in circumstances where STOXX, Deutsche Börse Group or their Licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing agreement between NTI and STOXX is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.
*    *     *
Shares of the Trust are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of any FlexShares Fund or any member of the public regarding the ability of any FlexShares Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any FlexShares Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of any FlexShares Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its FlexShares Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
*    *     *
Northern Trust 1250 IndexSM, Northern Trust International Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Quality Large Cap IndexSM and Northern Trust Global Quality Real Estate IndexSM, are service marks of NTI and have been licensed for use by FlexShares Trust. FlexShares® is a registered trademark of NTI.
*    *     *

Disclaimers (cont.)

FlexShares® Disciplined Duration MBS Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). BofA Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund, nor makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the Fund or the advisability of investing in the Fund, particularly the ability of The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM (“Index”) to track performance of any market or strategy. BofA Merrill Lynch’s only relationship to NTI (“Licensee”) is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by BofA Merrill Lynch without regard to the Licensee or the Fund or its holders. BofA Merrill Lynch has no obligation to take the needs of the Licensee or the holders of the Fund into consideration in determining, composing or calculating the Index. BofA Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. BofA Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
BOFA MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
“BofA Merrill Lynch” and “The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by NTI.

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.
II. Total Return Information

Additional information about the total return of each Fund and its Underlying Index for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

For More Information

Annual/Semi-Annual Reports and Statement of Additional Information (“SAI”)

Additional information about the Funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders.
Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Trust’s annual and semiannual reports and the SAI are available free on the Trust’s website at www.flexshares.com, and upon request by calling the Funds at 1-855-FLEXETF (1-855-353-9383) or by sending an email request to: info@flexshares.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-FLEXETF (1-855-353-9383)
By Mail
FlexShares® ETFs
c/o Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
On the Internet
The Funds’ documents are available online and may be downloaded from:
•	The SEC’s website at www.sec.gov (text-only)
•	FlexShares ® Trust’s website at www.flexshares.com
You may review and obtain copies of FlexShares® Trust documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of FlexShares® Trust documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.
811-22555

FS00012-0317

FlexShares® Trust Prospectus
Fund	Ticker	Stock Exchange
FlexShares ® Ready Access Variable Income Fund	RAVI	NYSE Arca
FlexShares ® Core Select Bond Fund	BNDC	NYSE Arca
Prospectus dated March 1, 2017.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summaries
FlexShares® Ready Access Variable Income Fund

Investment Objective
The Fund seeks maximum current income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 26
3 Years	$ 83
5 Years	$ 145
10 Years	$330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration of this Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.
The Fund invests in investment grade debt securities (i.e., securities that are, at the time of investment, rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). The Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments, and

2

FlexShares® Ready Access Variable Income Fund (cont.)

may invest more than 25% of its total assets in securities and instruments of issuers in a single developed market country. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. However, the Fund will not invest more than 10% of its total assets in non-agency mortgage or asset-backed securities. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants
(as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Counterparty Risk is the risk that a counterparty to a financial instrument, such as a repurchase agreement, may default on its payment or other obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

3

FlexShares® Ready Access Variable Income Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments. The Fund may enter into forward foreign currency contracts, which subjects the Fund to additional liquidity risk, interest rate risk, market risk, credit (or default) risk, leveraging risk and management risk, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Leveraging Risk is the risk that risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
Liquidity Risk is the risk that certain portfolio securities may be less liquid or may become less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Management Risk is the risk that a strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

4

FlexShares® Ready Access Variable Income Fund (cont.)

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mortgage-Related and Other Asset-Backed Risks are the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Municipal Market Volatility Risk is the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Prepayment (or Call) Risk is the risk that prepayment of the underlying mortgages or other collateral of some fixed income securities may result in a decreased rate of return and a decline in value of those securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.

5

FlexShares® Ready Access Variable Income Fund (cont.)

Calendar Year Total Returns
For the periods shown in the bar chart above:
Best Quarter (9/30/2013): 0.48%
Worst Quarter (6/30/2013): -0.16%
Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	1.20%	0.77%	10/09/2012
After Taxes on Distributions	0.81%	0.49%	—
After Taxes on Distributions and Sale of Shares	0.68%	0.46%	—
Bloomberg Barclays U.S. Short Treasury Index*	0.26%	0.09%	—
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust
Corporation, serves as the Investment Adviser of the Fund. Peter Yi, Senior Vice President, and Bilal Memon, Vice President, have each been managers of the Fund since its inception on October 9, 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Fund Summaries
FlexShares® Core Select Bond Fund

Investment Objective
The Fund seeks total return and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Acquired Fund Fees and Expenses(2)	0.19%
Total Annual Fund Operating Expenses	0.55%
Expense Reimbursement(3)	(0.20)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%
(1)	Other expenses are estimated for the current fiscal year.
(2)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”). Acquired Fund Fees and Expenses are estimated.
(3)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI has also contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds, until March 1, 2018. The Trust’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 36
3 Years	$156
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of October 31, 2016, the Fund had not commenced operations.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds ("ETFs") and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.
The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total

7

FlexShares® Core Select Bond Fund (cont.)

return after taking into account various sources of investment risk. The Fund adjusts its allocations to securities based on NTI’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced (“TBA”) transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls).
When necessary to manage the Fund’s exposure to interest-rate risks, the Fund may take short or long positions in U.S. Treasury futures or transact in interest rate swaps. The Fund’s short positions in U.S. Treasury futures are not intended to mitigate credit spread risk or other factors influencing the price of non-government bonds, which may have a greater impact than interest rates. The Fund may also invest in other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures.
The Fund may invest in short-term paper, cash and cash equivalents, including shares of affiliated and unaffiliated money market funds, in order to achieve its investment objective.
The Fund may make the foregoing investments either directly or indirectly by investing in Underlying Funds, such as indexed or actively managed ETFs or other registered investment companies that invest in such securities. The Underlying Funds in which the Fund may invest include funds managed by NTI or its affiliates.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Because the Fund may significantly invest in Underlying Funds, the risks described below are also applicable to the Underlying Funds.
Asset Class Risk is the risk that securities in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk is the risk that the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment or other obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

8

FlexShares® Core Select Bond Fund (cont.)

Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts, and interest rate swaps. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Hedging Risk is the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transact in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising
Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in an Underlying Fund’s underlying index are substituted or the Fund otherwise needs to purchase additional bonds.
Inflation Risk is the risk that as inflation increases the value of assets or income from investments will be less in the future as the value of money decreases.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Liquidity Risk is the risk that certain portfolio securities may be less liquid or may become less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The market for certain investments may become illiquid under adverse mar-

9

FlexShares® Core Select Bond Fund (cont.)

ket or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Management Risk is the risk that a strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Model Risk is the risk that the allocation model utilized in the Fund’s securities selection process will not result in improved issuer creditworthiness, maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
Mortgage-Related and Other Asset-Backed Risks are the risks of investing in mortgage-related and other asset-backed securities, including Credit (or Default) Risk, Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case the Board of Trustees of the Trust may determine to liquidate the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Non-U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar-denominated bonds of non-U.S. entities, such as corporations and banks. The Fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non-U.S. issuers.
Prepayment (or Call) Risk is the risk that during periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with greater risks or other less favorable features or in securities with lower yields, which would result in a decline in the Fund’s income.
Privately-Issued Securities Risk is the risk of investing in unregistered securities. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Sampling Risk is the risk that the index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

10

FlexShares® Core Select Bond Fund (cont.)

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Risk is the risk that the index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.
Underlying Fund Risk is the risk that the Fund’s investment performance and its ability to achieve its investment objective may be directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust Investments, Inc., Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc. and Daniel J. Personette, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception in 2016
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation

11

FlexShares® Core Select Bond Fund (cont.)

Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Additional Fund Information

This Prospectus describes two Funds currently offered by the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.flexshares.com.
NTI is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. The market price for a share of a Fund may be different from that Fund’s most recent NAV per share.
Each Fund is actively managed and does not seek to replicate the performance of a specified index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by authorized participants. Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.
Investors should be aware that the investments made by the Funds and the results achieved by the Funds at any given time are not expected to be the same as those made by other funds for which NTI acts as investment adviser.
Each Fund’s investment objective may be changed without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any material change to the Fund’s investment objective. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.flexshares.com the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of the business day.

13

Additional Fund Information (cont.)

Additional Information About the Funds’ Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in a Fund. This section provides additional information about some of the principal risks of the Funds described under each “Fund Summary” above. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund.
The FlexShares Core Select Bond Fund may be exposed to these risks directly, or indirectly through the Fund’s investments in the Underlying Funds.
The table below lists the principal risks that are discussed in this section.

	FlexShares Ready Access Variable Income Fund	FlexShares Core Select Bond Fund
Asset Class Risk	✓	✓
Authorized Participant Concentration Risk	✓	✓
Credit (or Default) Risk	✓	✓
Currency Risk	✓
Derivatives Risk	✓	✓
Financial Sector Risk	✓	✓
Foreign Securities Risk	✓
Foreign Securities-Emerging Markets Risk	✓
Hedging Risk		✓
High Portfolio Turnover Risk	✓
Income Risk		✓
Inflation Risk	✓	✓
Interest Rate/Maturity Risk	✓	✓
Issuer Risk	✓	✓
Leveraging Risk	✓
Liquidity Risk	✓	✓
Management Risk	✓	✓
Market Risk	✓	✓
Market Trading Risk	✓	✓
Mortgage-Related and Other Asset Backed Risks	✓	✓
Municipal Market Volatility Risk	✓
Non-Diversification Risk	✓

14

Additional Fund Information (cont.)

	FlexShares Ready Access Variable Income Fund	FlexShares Core Select Bond Fund
Non-U.S. Issuers Risk		✓
Passive Investment Risk		✓
Prepayment (or Call) Risk	✓	✓
Privately-Issued Securities Risk		✓
Securities Lending Risk	✓	✓
Underlying Fund Risk		✓
U.S. Government Securities Risk	✓	✓
U.S. Issuer Risk	✓	✓
Valuation Risk	✓	✓
Asset Class Risk. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The securities in a Fund may underperform other fixed-income investments and stock market investments. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, TBA agreement or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a Fund’s portfolio holding will have its credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce a Fund’s income level, impair a Fund’s liquidity, and cause significant deterioration in NAV.
Although each Fund invests in investment grade debt, there is no assurance that the securities or companies issuing such debt that have historically exhibited fundamentals consistent with investment grade ratings will continue to exhibit such fundamentals.
Currency Risk. The FlexShares Ready Access Variable Income Fund may invest in securities denominated in foreign currencies. While at times a portion or all of the Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates

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Additional Fund Information (cont.)

can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions. The Fund may engage in foreign forward currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. Such transactions may not be successful. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. In unusual market circumstances, including periods of increased market volatility, a Fund may make more significant investments in such instruments than it would under normal market conditions.
An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a) the Fund’s derivatives position will lose value;
(b) the counterparty to the transaction will default;
(c) the value of the derivative instrument will decline more than the value of the assets on which it is based;
(d) the Fund will be unable to sell its position because of lack of market depth or disruption;
(e) the value of a derivative instrument will be difficult to determine; and
(f) loss will occur as a result of inadequate systems or human error.
Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
The FlexShares Ready Access Variable Income Fund may enter into forward foreign currency contracts and invest in structured securities (including collateralized mortgage obligations (“CMOs”) and other types of asset-backed securities and various floating rate instruments, including leveraged “inverse floaters”, all of which are types of derivatives. As part of its principal investment strategy, when necessary to manage the FlexShares Core Select Bond Fund’s exposure to interest-rate risks, the Fund may take short or long positions in U.S. Treasury futures or transact in interest rate swaps. The Fund may also invest in other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures.
Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. The FlexShares Ready Access Variable Income Fund may engage in such transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable

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Additional Fund Information (cont.)

fluctuations in relevant foreign currencies. The Fund does not expect to engage in currency transactions for speculative purposes.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Futures contracts and options on futures contracts. The FlexShares Core Select Bond Fund may invest in U.S. futures contracts to help it achieve its investment objective. An interest rate futures contract is an exchange-traded contract for which the reference instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The reference instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The reference instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period. The Fund may also purchase and sell call and put options on futures contracts. These futures contracts and options will be used to facilitate trading or to reduce transaction costs. The Fund will only enter futures contracts and options on futures contracts that are traded on a U.S. exchange.
A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. The FlexShares Core Select Bond Fund may invest in swap agreements. To the extent consistent with its investment policies, the Fund may invest in interest rate and total rate of return swap agreements. Swap agreements may be structured in different ways. Swaps allow a fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if these instruments were not

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Additional Fund Information (cont.)

used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. In addition, if the Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. the Fund also may suffer a loss if the other party to a transaction defaults.
Options. To the extent consistent with its investment policies, the FlexShares Core Select Bond Fund may buy put options, buy call options and write covered call and secured put options. Such options may relate to particular securities, domestic stock indexes, financial instruments or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.
Financial Sector Risk. Companies in the financials sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. nsurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.
The financial sector is particularly sensitive to fluctuations in interest rates.
Foreign Securities Risk. The FlexShares Ready Access Variable Income Fund may invest without limitation in foreign debt securities. Foreign debt securities include direct investments in non-U.S. dollar-denominated debt securities traded primarily outside of the United States and

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Additional Fund Information (cont.)

dollar-denominated debt securities of foreign issuers. The Fund will invest in non-U.S. corporate bonds that NTI deems to be sufficiently liquid at the time of investment. The Fund also may invest in the securities of foreign governments. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies. The Fund also may invest in foreign time deposits and other short-term instruments. The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks.
Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves certain additional risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S.
economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. Some countries in which the Fund invests are in the process of privatizing certain entities and industries. This may expose the Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.
The Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Fund may invest more than 25% of its total assets in the securities of issuers located in a single developed market country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.
On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country’s monetary policies.

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Additional Fund Information (cont.)

Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.
The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.
The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Recently, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. The FlexShares Ready Access Variable Income Fund may be exposed to risks related to the UK’s withdrawal from the EU, including volatile trading markets and significant and unpredictable currency fluctuations over a short period of time. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Greece has recently experienced political pressure to hold a similar referendum election. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Foreign Securities-Emerging Markets Risk. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets, including debt securities of emerging-market foreign governments. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Emerging market countries are generally

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Additional Fund Information (cont.)

located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Within these regions, the Fund may invest in countries such as Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey, although this list may change as market developments occur and may include additional emerging markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.
The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in cir-
cumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (includ-ing price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence

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Additional Fund Information (cont.)

and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trad-
ing in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
From time to time, certain of the issuers of securities in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor of securities issued by such companies, a Fund will be indirectly subject to those risks.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.
Hedging Risk. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.

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Additional Fund Information (cont.)

The Ready Access Variable Income Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. See Derivatives Risk — Forward Currency Exchange Contracts on page 16 of this Prospectus.
The FlexShares Core Select Bond Fund seeks to mitigate the potential impact of U.S. Treasury interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transact in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and similar positions through transactions in interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s short positions will completely eliminate the interest rate risk of the long positions in bonds. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions. The use of hedging may result in certain adverse tax consequences.
High Portfolio Turnover Risk. The FlexShares Ready Access Variable Income Fund may engage in active and frequent trading of its portfolio securities. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies.
Income Risk. The income of the Funds or an Underlying Fund, in the case of the FlexShares Core Select Bond Fund, may decline when interest rates fall. This decline can occur because a Fund must invest in lower-yielding bonds as bonds in its portfolio mature or a Fund otherwise needs to purchase additional bonds. In the case of the FlexShares Core Select Bond Fund, this decline can also occur because the bonds in an Underlying Fund’s underlying index are substituted or the Underlying Fund otherwise needs to purchase additional bonds. An index provider’s substitution of bonds in an Underlying Fund’s underlying index may occur, for example, when the time to maturity for the bond no longer matches the underlying index’s stated maturity guidelines.
Inflation Risk. When inflation increases there is a risk that the value of assets or income from investments will be less in the future as the value of money decreases. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions. Fixed income securities may be particularly sensitive to rising inflation, as the value of the security or income from the security will be worth less in the future as inflation decreases the value of money.
Interest Rate/Maturity Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. The average duration of the FlexShares Ready Access Variable Income Fund is not expected to exceed one year. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the

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Additional Fund Information (cont.)

price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable-rate securities).
The maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, a Fund cannot guarantee that these estimates will, in fact, be accurate or that its average maturity will remain within the specified limit. The dollar-weighted average maturity of the FlexShares Ready Access Variable Income Fund’s portfolio is not normally expected to exceed two years.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds currently face a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and each Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Poor performance of individual securities may be caused by poor management decisions, competitive pressures, changes in technology, changes in the financial condition of the issuer of the security, changes in the credit rating of the issuer of a security, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. There may be eco-
nomic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities.
Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, leveraged inverse floating rate instruments, mortgage dollars rolls and the use of when-issued, delayed delivery or forward commitment transactions. To mitigate leveraging risk, the Investment Adviser will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. Relatively small market movements may result in large changes in the value of a leveraged investment. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Liquidity Risk. To the extent a Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of a Fund because a Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, a Fund may suffer a loss.
Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of a Fund’s portfolio securities. This could lead to a Fund’s shares trading at a price that is higher or lower than a Fund’s NAV. At times, such differences may be significant.
Management Risk. Each Fund is subject to management risk because it does not seek to replicate the performance of

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Additional Fund Information (cont.)

a specified index. The Investment Adviser will make investment decisions for each Fund, but there can be no guarantee that these decisions will produce the intended results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser to manage a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.
Market Risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
Market Trading Risks
Absence of Active Market
Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be maintained.
Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of a Fund will continue to be met or will remain unchanged.
Shares of the Fund May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a
Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Since foreign exchanges may be open on days when the FlexShares Ready Access Variable Income Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Secondary Market Trading Risk
Shares of the Funds may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Mortgage-Related and Other Asset-Backed Securities Risk. Each Fund may invest without limitation in

25

Additional Fund Information (cont.)

mortgage- or asset-backed securities, including to-be-announced transactions. However, each Fund will not invest more than 10% of its total assets in non-agency mortgage- or asset-backed securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities that the FlexShares Ready Access Variable Income Fund may invest also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Fund’s income, total return and share price.
The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution pro-
viding the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults.
Municipal Market Volatility Risk. The FlexShares Ready Access Variable Income Fund may invest without limitation in municipal instruments or other securities issued by state and local governmental bodies. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.
Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.
Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the

26

Additional Fund Information (cont.)

risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
The Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.
Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.
Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. In addition, if a substantial portion of the Fund’s assets are invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Non-Diversification Risk. The FlexShares Ready Access Variable Income Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Underlying Funds of the FlexShares Core Select Bond Fund may be classified as “non-diversified.”
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic

27

Additional Fund Information (cont.)

product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Although investment in emerging markets is not a principal investment strategy of the FlexShares Core Select Bond Fund, the Fund may have exposure to the risks of emerging market securities through its investment in Underlying Funds. The Funds may also invest directly in U.S. dollar-denominated fixed-income securities of companies located in emerging markets as a non-principal investment strategy. Non-U.S. issuers in emerging markets may be subject to the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Passive Investment Risk. The FlexShares Core Select Bond Fund may invest in index-based Underlying Funds that are not actively managed. An index-based Underlying Fund may be affected by a general decline in the market segments relating to its underlying index. An index-based Underlying Fund invests in securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser of an index-based Underlying Fund does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk. The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because a Fund is forced to forego expected future interest payments on the principal amount paid back early and a Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.
Privately-Issued Securities Risk. A Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid by the FlexShares Core Select Bond Fund when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result. With respect to the FlexShares Ready Access Variable Income Fund, these securities will be considered illiquid.
Securities Lending Risk. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, a Fund will receive collateral equal to at least 100% of the value of the securities loaned.
Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund’s investments in particular types of securities.
A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as

28

Additional Fund Information (cont.)

well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
Underlying Fund Risk. The FlexShares Core Select Bond Fund’s investments may be significantly concentrated in its Underlying Funds, and, as a result, the Fund’s investment performance may be directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective may be directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.
Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).
Tracking Risk. Index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.
Sampling Risk. The index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.
Investment Limitation. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of an Underlying Fund. However, under certain circumstances and subject to certain terms and conditions, the Fund may invest in Underlying Funds beyond the limits set forth in Section 12(d)(1). For example, the Fund may enter into an agreement with an Underlying Fund pursuant to which the Fund may invest in the Underlying Fund beyond the Section 12(d)(1) limits subject to the terms and conditions of the Underlying Fund’s exemptive order. The Fund may enter into such agreements with certain Underlying Funds or rely on SEC Rules to invest in Underlying Funds beyond the limits of 12(d)(1). Under the 1940 Act, the Fund may not acquire shares of an unaffiliated ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the

29

Additional Fund Information (cont.)

Investment Adviser considers optimal, or cause the Adviser to select an investment other than that which the Investment Adviser considers optimal. This limit will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
Expenses. To the extent the Fund invests in Underlying Funds, your cost of investing in the Fund will generally be higher than the cost of investing directly in Underlying Funds, because you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, Fund investments in Underlying Funds could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.
U.S. Government Securities Risk. Each Fund may invest without limitation in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.
Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent each Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.

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Additional Fund Information (cont.)

U.S. Issuer Risk. The Funds may have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which a Fund has exposure.
Valuation Risk. The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Each Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Additional Information About the Funds’ Investments and Other Risks

The principal risks of investing in the Funds are described under each “Fund Summary” above, and additional information about some of the principal risks are discussed in “Additional Information About the Funds’ Principal Risks” above on page 14. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for each Fund above. It also describes additional risks faced by the Funds and investment techniques that may be used by the Fund from time to time. Many of the investment techniques described herein are discretionary, which means the Investment Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the Statement of Additional Information for more information about the instruments and investment techniques described in this section and about other instruments and techniques that may be used by the Funds.
The FlexShares Core Select Bond Fund may be exposed to these risks directly, or indirectly through the Fund’s investments in the Underlying Funds.
Bank Capital Securities and Trust Preferred Securities. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Funds, to sell their holdings.
Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). Each Fund may enter into reverse repurchase agreements in amounts not exceeding 20% of the Fund’s total assets. Each Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to

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Additional Fund Information (cont.)

be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Cash Redemption Risk. Each Fund may pay out its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Each Fund may be required to unwind contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as Authorized Participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.
Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Custodial Receipts. To the extent consistent with its investment objectives and strategies, each Fund may invest a portion of its assets in custodial receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian. Custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.
Cyber Security Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Investment Adviser, the administrator, the transfer agent, the distributor, Authorized Participants, the Funds’ other service providers and the vendors (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or its Service Providers may adversely impact a Fund or its shareholders or cause an investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.

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Additional Fund Information (cont.)

Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
Fixed-Income Instruments. The FlexShares Ready Access Variable Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. “Fixed-income instruments,” as used generally for the Fund, include but are not limited to:
•	securities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	bank capital and trust preferred securities;
•	loan participations and assignments;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.
The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in U.S. dollar denominated investment-grade fixed-income securities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities.
Fixed income instruments, including corporate debt obligations, generally expose the Funds to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Funds’ income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Funds); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Funds to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by the Funds over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to the Funds will likely be invested in portfolio instruments producing lower yields than the balance of the Funds’ portfolio, thereby reducing the yield of the Funds. In periods of rising interest rates, the opposite can be true. The NAV of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Funds’ portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

33

Additional Fund Information (cont.)

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government's recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or negotiate a commitment after entering into it. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed delivery or forward commitment securities will be calculated from the commitment date.
Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain unlisted securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “Securities Act”) and both foreign and domestic securities that are not readily marketable.
Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.
Inflation Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully

34

Additional Fund Information (cont.)

described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury Inflation Protected Securities (TIPS). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index for All Urban Consumers (“CPI”). With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Investment Companies. Each Fund may invest in securities of other investment companies, including other exchange-
traded funds (ETFs). With respect to the FlexShares Ready Access Variable Income Fund, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act), as amended; or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7. For more information concerning the FlexShares Core Select Bond Fund’s ability to invest in the Underlying Funds, see “Underlying Fund Risk” on page 29 of this Prospectus.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:
•	BBB or higher by S&P Global Rating (“S&P”);
•	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);
•	BBB or higher by Fitch Ratings (“Fitch”); or
•	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

35

Additional Fund Information (cont.)

Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, a Fund is not required to dispose of the security. The Investment Adviser will determine what action, including potential sale, is in the best interest of each Fund.
Investment Selection. When selecting securities for purchase or sale, and when evaluating whether to add, maintain or reduce exposure to any individual position, the Investment Adviser considers a number of factors. The Investment Adviser, as relevant for purchase or sale decisions, assesses broad macroeconomic trends (e.g., the prevailing interest rate environment or outlook); evaluates portfolio impact (e.g., duration management, potential tax consequences and transaction costs); and considers issuer-specific factors (e.g., credit profile, financial structure and pricing) to assess the value and risk of an individual security relative to other securities. Based upon the Investment Adviser’s outlook for the U.S. and global economies, the financial markets and other factors, the Investment Adviser from time to time will vary the amount of investment in and may or may not be invested in various sectors (e.g., governments, corporates, non-U.S. issuers, etc.).
Investments of Underlying Funds. Because the FlexShares Core Select Bond Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in various Underlying Funds that seek to track certain fixed income indices. Investments in index funds will subject the Fund to tracking risk, which is the risk that the index funds’ performance will not track the performance of its respective index. The Fund also may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including country risk. Foreign investments of the
Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer term fixed-income securities than shorter-term fixed-income securities. The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected). The Fund may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate.
The FlexShares Core Select Bond Fund may also invest in actively managed Underlying Funds, which do not seek to replicate an index. There is no assurance that actively managed Underlying Funds will achieve their investment objectives.
Large Shareholder Risk. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect the Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the

36

Additional Fund Information (cont.)

Funds’ portfolio, increase the Funds’ transaction costs, and accelerate the realization of taxable income and/or gains.
Loan Participations and Assignments. Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish a Fund’s performance.
For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.
Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment.
Portfolio Turnover. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.
Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser in amounts not exceeding 20% of a Fund’s total assets. Repurchase agreements involve the purchase of securities by Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Funds will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Funds’ costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Funds could suffer additional losses if a court determines that the Funds’ interest in the collateral is unenforceable by the Funds.
Each Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Funds may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Funds, including minimizing the value of any collateral.
Structured Securities. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies. Structured securities present additional risk that the interest paid to Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices

37

Additional Fund Information (cont.)

or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.
The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.
Temporary Investments. Each Fund may temporarily hold cash and cash-like instruments or invest in short term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold up to 100% of its total assets in cash or cash-like instruments or invest in short term obligations as a temporary measure mainly designed to limit the Funds’ losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Funds to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when it holds cash or cash-like instruments, or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.
Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.
Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds and the FlexShares Ready Access Variable Income Fund may invest in pay-in-kind and capital appreciation bonds, to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

38

Additional Fund Information (cont.)

The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Each Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Funds’ top holdings and may be requested by calling 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

39

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2016, Northern Trust Corporation, through its affiliates, had assets under investment management of $942.4 billion and assets under custody of $6.72 trillion.
Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.
As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly as reflected in the table below. From the unitary management fee, NTI pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, it is not responsible for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
The table below reflects the unitary management fees paid in the last fiscal year by each Fund that has completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets). The table below also reflects the annual rate of the unitary management fee payable by each Fund
(as indicated) that has not completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets).
Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
FlexShares ® Ready Access Variable Income Fund	0.25%
FlexShares ® Core Select Bond Fund*	0.35%
* The Fund has not completed a full fiscal year.
NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI has also contractually agreed in the case of the FlexShares Core Select Bond Fund to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds until March 1, 2018. NTI and a Fund may mutually agree to extend the contractual arrangements. The Trust’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for each Fund is available in the Trust’s annual report to shareholders for the period ended October 31, 2016.
Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various

40

Description of Fund Management (cont.)

aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the FlexShares Ready Access Variable Income Fund’s portfolio are:
Peter Yi is Senior Vice President of NTI. Mr. Yi joined NTI in 2000 and is the Director of the Short Duration Fixed Income Management Division. He manages the teams responsible for registered money market mutual funds, short term investment funds (STIFs), separately managed institutional client mandates and securities lending cash reinvestment. Mr.Yi is a CFA charterholder.
Bilal Memon is Vice President of NTI. Mr. Memon joined NTI in 2007 and is responsible for managing various short duration portfolios.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the FlexShares Core Select Bond Fund’s portfolio are:
Bradley Camden is a Senior Vice President of NTI. Mr. Camden joined NTI in 2005 and has assisted in the management of various fixed-income funds.
Brandon P. Ferguson is a Second Vice President of NTI. Mr. Ferguson joined NTI in November 2007 and for the past three years has managed various fixed-income portfolios.
Daniel J. Personette is Vice President of NTI. Mr. Personette joined NTI in 1996 and for the past five years has managed various fixed-income portfolios.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.

41

Description of Fund Management (cont.)

Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

42

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.
Buying and Selling Shares

Shares of the Funds trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.
Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 48. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbol listed for each Fund on the front cover of this Prospectus.
The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash subject to the conditions described below under “Creations and Redemptions.”
Each Fund's shares are listed on the NYSE Arca, Inc. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Although the SEC has granted an exemptive order to the Trust permitting registered investment companies to invest in FlexShares Funds, beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, the exemptive order is not applicable to the FlexShares Core Select Bond Fund. Accordingly, registered investment companies must adhere to the limits set for in Section 12(d)(1) of the 1940 Act when investing in the FlexShares Core Select Bond Fund.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants.

43

Shareholder Information (cont.)

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no warranty as to its accuracy. An inaccuracy in the IOPV could result from various factors, including the difficulty of pricing certain fixed income instruments on an intra-day basis.
Determination of Net Asset Value

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing, provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association
announces an early closing time. The NAV is calculated by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by the Funds to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security.
Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities, are valued at the closing price or last sales price reported on the exchange or

44

Shareholder Information (cont.)

system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.
Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when they approximate fair value.
Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denomi-
nated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser.
Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for non-exchange-traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan. The Funds do not expect to pay any 12b-1 fees during the current and next fiscal years.

45

Shareholder Information (cont.)

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:
Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthy
FlexShares ® Ready Access Variable Income Fund		✓
FlexShares ® Core Select Bond Fund		✓
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial own-ers of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or adminis-trative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.
Each Fund may invest in debt securities issued by state and local governments, the interest on which is exempt from Federal income taxes. However, the Fund will not be eligible to pay dividends that are exempt from Federal income taxes unless, after the end of each quarter, at least 50% of the value of each Fund’s assets are invested in tax exempt obligations. Each Fund does not expect to meet this requirement under normal circumstances.

46

Shareholder Information (cont.)

U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital and will reduce the shareholder’s basis in his shares of the Fund. To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital gain will be long-term capital gain if the shareholder held the shares for more than one year.
The Funds may be subject to foreign withholding taxes with respect to interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of securities of foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Funds are not eligible to make this election or if it is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. The Funds do not expect to be eligible to make the election.
If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the IRS for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 28% of the divi-
dends and distributions payable to you will be withheld and remitted to the IRS.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign

47

Shareholder Information (cont.)

investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN, or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits. In addition, the Funds will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
There are certain tax requirements that a Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In its efforts to adhere to these requirements, the Funds may have to limit its investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of a specified number of shares or multiples thereof as follows:
NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares ® Ready Access Variable Income Fund	50,000
FlexShares ® Core Select Bond Fund	25,000
Each “creator” or “Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with each Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.

48

Shareholder Information (cont.)

Similarly, shares can be redeemed only in Creation Units, for cash and/or in-kind for a portfolio of securities held by a Fund (“Fund Securities”). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY A FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.
Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.
Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of January 31, 2017, the approximate

49

Shareholder Information (cont.)

value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:
	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares ® Ready Access Variable Income Fund	$3,774,155	50,000	$350	3.00%	2.00%
FlexShares ® Core Select Bond Fund	$ 620,153	25,000	$ 0	3.00%	2.00%
*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

50

Financial Highlights

The financial highlights table is intended to help you understand the following Funds’ financial performance from commencement of operations through October 31, 2016. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the financial statements of the following Funds for the year ended October 31, 2016, is included in the annual report of the Funds and is available upon request. The FlexShares Core Select Bond Fund had not commenced operations as of October 31, 2016.
		PER SHARE
		Investment Operations			Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital
FlexShares ® Ready Access Variable Income Fund
Year ended October 31, 2016	75.36	0.65 (a)	0.23	0.88	(0.63)	(0.05)	—
Year ended October 31, 2015	75.61	0.43 (a)	(0.15)	0.28	(0.42)	(0.11)	—
Year ended October 31, 2014	75.32	0.39 (a)	0.29	0.68	(0.39)	—	—
Year ended October 31, 2013	74.97	0.36 (a)	0.27	0.63	(0.28)	—	—
For the period 10/09/12* through 10/31/12	75.00	0.01 (a)	(0.04)	(0.03)	—	—	—
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.

51

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Total	Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

(0.68)	75.56	1.19	1.18	0.26	0.25	0.86	0.87	59	109,564
(0.53)	75.36	0.36	0.28	0.26	0.25	0.56	0.57	38	97,962
(0.39)	75.61	0.90	1.04	0.26	0.25	0.51	0.52	135	75,611
(0.28)	75.32	0.84	4.97	0.26	0.25	0.47	0.47	76	41,423
—	74.97	(0.04)	(3.96)	0.27	0.25	0.14	0.16	2	7,497

52

Disclaimers

FlexShares® is a registered trademark of NTI.

53

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares of the Funds and the Funds’ net asset value for various time periods is available by visiting the Funds’ website at www.flexshares.com.

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For More Information

Annual/Semi-Annual Reports and Statement of Additional Information (“SAI”)

Additional information about the Funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders.
Additional information about each Fund and its policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Trust’s annual and semiannual reports and the SAI are available free on the Trust’s website at www.flexshares.com, and upon request by calling the Fund at 1-855-FLEXETF (1-855-353-9383) or by sending an email request to: info@flexshares.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-FLEXETF (1-855-353-9383)
By Mail
FlexShares® ETFs
c/o Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
On the Internet
The Fund’s documents are available online and may be downloaded from:
•	The SEC’s website at www.sec.gov (text-only)
•	FlexShares ® Trust’s website at www.flexshares.com
You may review and obtain copies of FlexShares® Trust documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of FlexShares® Trust documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.
811-22555

FS00013-0317

FlexShares® Trust
Statement of Additional Information
Dated March 1, 2017
This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:
Fund	Ticker	Stock Exchange
FlexShares ® Morningstar US Market Factor Tilt Index Fund	TILT	NYSE Arca
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	TLTD	NYSE Arca
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	TLTE	NYSE Arca
FlexShares ® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	TLDH	NYSE Arca
FlexShares ® Currency Hedged Morningstar EM Factor Tilt Index Fund	TLEH	NYSE Arca
FlexShares ® US Quality Large Cap Index Fund	QLC	NASDAQ
FlexShares ® STOXX® US ESG Impact Index Fund	ESG	NASDAQ
FlexShares ® STOXX® Global ESG Impact Index Fund	ESGG	NASDAQ
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	GUNR	NYSE Arca
FlexShares ® STOXX® Global Broad Infrastructure Index Fund	NFRA	NYSE Arca
FlexShares ® Global Quality Real Estate Index Fund	GQRE	NYSE Arca
FlexShares ® Real Assets Allocation Index Fund	ASET	NASDAQ
FlexShares ® Quality Dividend Index Fund	QDF	NYSE Arca
FlexShares ® Quality Dividend Defensive Index Fund	QDEF	NYSE Arca
FlexShares ® Quality Dividend Dynamic Index Fund	QDYN	NYSE Arca
FlexShares ® International Quality Dividend Index Fund	IQDF	NYSE Arca
FlexShares ® International Quality Dividend Defensive Index Fund	IQDE	NYSE Arca
FlexShares ® International Quality Dividend Dynamic Index Fund	IQDY	NYSE Arca
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	TDTT	NYSE Arca
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	TDTF	NYSE Arca
FlexShares ® Disciplined Duration MBS Index Fund	MBSD	NASDAQ
FlexShares ® Credit-Scored US Corporate Bond Index Fund	SKOR	NASDAQ
FlexShares ® Credit-Scored US Long Corporate Bond Index Fund	LKOR	NASDAQ
The Prospectus for the Funds of the FlexShares Trust included in this SAI is dated March 1, 2017. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting www.flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares® is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to those Funds’ shareholders for the fiscal period ended October 31, 2016 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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General Description Of The Trust And Its Funds
The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):
FlexShares Morningstar US Market Factor Tilt Index Fund
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
FlexShares US Quality Large Cap Index Fund
FlexShares STOXX® US ESG Impact Index Fund
FlexShares STOXX® Global ESG Impact Index Fund
FlexShares Morningstar Global Upstream Natural Resources Index Fund
FlexShares STOXX® Global Broad Infrastructure Index Fund
FlexShares Global Quality Real Estate Index Fund
FlexShares Real Assets Allocation Index Fund
FlexShares Quality Dividend Index Fund
FlexShares Quality Dividend Defensive Index Fund
FlexShares Quality Dividend Dynamic Index Fund
FlexShares International Quality Dividend Index Fund
FlexShares International Quality Dividend Defensive Index Fund
FlexShares International Quality Dividend Dynamic Index Fund
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
FlexShares Disciplined Duration MBS Index Fund
FlexShares Credit-Scored US Corporate Bond Index Fund
FlexShares Credit-Scored US Long Corporate Bond Index Fund
The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund are non-diversified funds. Each of the other Funds are diversified funds.
The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by NTI, a subsidiary of Northern Trust Corporation.
Currently, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (“TLTD” or an “Underlying Fund”), and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (“TLTE” or an “Underlying Fund”).
The FlexShares Real Assets Allocation Index Fund is a fund of funds and seeks its investment objective by investing primarily in shares of the underlying funds that are eligible for inclusion in the Underlying Index of the Fund, rather than in securities of individual companies. The underlying funds themselves seek investment results corresponding to their own respective underlying indexes. Currently, the Underlying Index is comprised of the FlexShares® Morningstar Global Upstream Natural Resources Index Fund, the FlexShares® Global Quality Real Estate Index Fund and the FlexShares® STOXX® Global Broad Infrastructure Index Fund (each an “Underlying Fund” and together with TLTD and TLTE, the “Underlying Funds”). Each Underlying Fund is managed by NTI, a subsidiary of Northern Trust Corporation.

The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc., with the exception of the FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund which are listed on the NASDAQ Stock Market LLC (“NASDAQ”), each a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of each Fund are as follows:
NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares Morningstar US Market Factor Tilt Index Fund	50,000
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	200,000
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	100,000
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	25,000
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	25,000
FlexShares US Quality Large Cap Index Fund	50,000
FlexShares STOXX® US ESG Impact Index Fund	50,000
FlexShares STOXX® Global ESG Impact Index Fund	50,000
FlexShares Morningstar Global Upstream Natural Resources Index Fund	50,000
FlexShares STOXX® Global Broad Infrastructure Index Fund	50,000
FlexShares Global Quality Real Estate Index Fund	50,000
FlexShares Real Assets Allocation Index Fund	25,000
FlexShares Quality Dividend Index Fund	50,000
FlexShares Quality Dividend Defensive Index Fund	50,000
FlexShares Quality Dividend Dynamic Index Fund	50,000
FlexShares International Quality Dividend Index Fund	100,000
FlexShares International Quality Dividend Defensive Index Fund	100,000
FlexShares International Quality Dividend Dynamic Index Fund	100,000
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	50,000
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	50,000
FlexShares Disciplined Duration MBS Index Fund	50,000
FlexShares Credit-Scored US Corporate Bond Index Fund	50,000
FlexShares Credit-Scored US Long Corporate Bond Index Fund	50,000
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on at least one Listing Exchange, and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days; (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
In order to provide additional information regarding the indicative value of shares of each Fund, a Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.
In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued interest, dividends and other income, less expenses as well as the value of the applicable currency hedges for the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund. If applicable, the IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.
The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objectives and strategies of the Funds.
The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio. Each Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of its Underlying Index (including indirect investments through the applicable Underlying Fund for the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund) and, (i) with respect to the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund, in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index, and (ii) with respect to the FlexShares Disciplined Duration MBS Index Fund in “TBA Transactions” that represent securities in the Underlying

Index. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” To the extent consistent with its investment policies, each Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
NTI uses a representative sampling strategy to manage each Fund, other than the FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. However, each of these Funds reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund. With respect to the FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS, NTI generally intends to use a replication indexing strategy, but may use a representative sampling strategy under certain circumstances such as when it may not be possible or practicable to fully implement a replication strategy. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities that are included in its Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to (i) the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund, in Depositary Receipts and (ii) the FlexShares Disciplined Duration MBS Index Fund, in TBA Transactions that represent securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.
Because the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund invest in the Underlying Funds, the risks of investment in particular types of securities, instruments and portfolio management techniques discussed below may be borne by each Fund through its investment in the Underlying Funds, in addition to the risks associated with those securities and instruments if the Fund invested in them directly or the portfolio management techniques that the Fund engages in directly.
ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The FlexShares Disciplined Duration MBS Index Fund primarily invests in mortgage-backed securities, a type of asset-backed security that is backed by mortgages, and the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, to the extent consistent with its investment objective, may invest in asset-backed securities, which are securities that are backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.
There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.
There is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than has been historically experienced.
BONDS. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and be affected by many different factors, including reconstitution or rebalancing of an Underlying Index, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The FlexShares Disciplined Duration MBS Index Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds that do not use TBA rolls.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
COMMODITY-LINKED SECURITIES. The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial assets. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants, and the Funds’ other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS. The Flexshares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund’s investment in securities of non-U.S. issuers may also be in the form of ADRs and/or GDRs based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.
To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored.
EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, CURRENCY SWAPS AND INTEREST RATE SWAPS. Each of the Funds may invest up to 20% of its total assets in swap agreements if NTI believes that it will help the Fund track its Underlying Index. Swap agreements may be structured in different ways.
To the extent consistent with its investment policies, each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, may enter into equity swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap agreement will typically be a bank, investment banking firm or broker/dealer. Equity swap agreements may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap agreement would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap agreement had been invested in different stocks (or indexes of stocks).
Each Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International

Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Fund and another party to make or receive payments in specific currencies.
The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund and FlexShares Credit-Scored US Corporate Bond Index Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is offset by segregated cash or liquid assets, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Services, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
The use of equity, total rate of return, currency and interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” below and Appendix B.
FIXED INCOME SECURITIES. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will invest primarily in fixed income securities. Each of the other Funds may invest in fixed income securities up to 20% of its total assets to help track its Underlying Index. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of a Fund's portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate.The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government's recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
FOREIGN CURRENCY TRANSACTIONS. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund expect to engage in currency transactions for the purpose of hedging against declines in the value of assets that are denominated in non-U.S. currency. The Funds may also enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders.
To the extent consistent with its investment policies, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. These Funds, however, do not expect to engage in currency transactions for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.
None of the Funds expect to engage in currency transactions for speculative purposes.
Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow a Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Each Fund may use non-deliverable forward currency contracts (“NDFs”) to execute its hedging transactions. NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Foreign currency forward contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as the Fund, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. NDFs traded in the over-the-counter market are subject to margin requirements that are expected to be finalized over the next year or two. Implementation of the regulations regarding clearing, mandatory trading and margining of NDFs are likely to increase the cost to a Fund of hedging currency risk and, as a result, may affect returns to investors in such Fund.
With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting a Fund to buy the same currency at a price that is: (i) no higher than the Fund’s price to sell the currency; or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is: (i) as high as or higher than the Fund’s price to buy the currency; or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
As a result of regulatory requirements under the 1940 Act, the Funds are required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the foreign currency forward contract or NDF. To the extent that foreign currency forward contracts are settled on a physical basis, a Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. In connection with NDFs and cash-settled foreign currency forward contracts, on the other hand, which are performed on a net basis, with a Fund receiving or paying only the net amount of a specified exchange rate, a Fund will generally maintain liquid assets, accrued daily, equal to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund on physically-settled foreign currency forward contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled foreign currency forward contracts or NDFs.
Foreign currency transactions involve a significant degree of risk and the markets in which foreign currency transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign currency trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If NTI utilizes foreign currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign currency transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
FOREIGN INVESTMENTS – GENERAL. The FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund and FlexShares STOXX® Global Broad Infrastructure Index Fund

will invest a significant portion of its assets, while the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund will invest primarily in foreign equity securities. These Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.
Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Each Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts or other instruments, any net currency positions of a Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of a Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 94.

Investors should understand that the expense ratio of a Fund that invests primarily in foreign securities can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.
The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.
The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.
FOREIGN INVESTMENTS – EMERGING MARKETS. The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily, and the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain parts of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.
The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.
Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
The Funds may be invested in issuers located in Central and South American countries. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.
Each of the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and the FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds) may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that a Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.
In addition, as a result of recent geopolitical events involving the Russian Federation, the United States, the European Union, and other countries have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. The sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of the Funds. Compliance with each of these sanctions may impair the ability of the Funds to buy, sell, hold, receive, deliver or otherwise transact in the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Funds to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Funds’ investment adviser, the Funds may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Funds’ transaction costs.
Also, if an affected security is included in a Fund’s Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The increased use of a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any Fund assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in a Fund’s Underlying Index. Index Providers may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with the Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause a Fund to invest in, or increase the Fund’s investments in, depositary receipts that represent the securities of the Underlying Index. These investments may result in increased transaction costs and increased tracking error.
FUTURES CONTRACTS AND RELATED OPTIONS. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund each may invest up to 20% of its assets in U.S. futures contracts and the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund may invest up to 20% of its assets in U.S. and foreign futures contracts if NTI believes that it will help the Fund track its Underlying Index. Each of these Funds may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each of these Funds will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange as applicable. No Fund will use futures or options for speculative purposes.
The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. The Investment Adviser is not subject to registration or regulations as a commodity pool operator with respect to the Funds under the Commodity Exchange Act. As a result, each Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, each Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
For a further description of futures contracts and related options, see Appendix B to this SAI.
HEDGING. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund will, and each of the other Funds may, engage in hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. In connection with its trading in foreign currency forward contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such foreign currency forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such foreign currency forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such foreign currency forward contract trading. With respect to their trading of foreign currency forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive a Fund of any potential profit or force the Fund to cover its commitments for resale at the then market price and could result in a loss to the Fund. The cost to a Fund of engaging in foreign currency forward contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.
ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the securities. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid. In the event that a subsequent change in net assets or other circumstances cause a Fund to exceed this limitation, the Fund will take steps to bring the aggregate amount of liquid securities within the limitations as soon as reasonably practicable. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity for Rule 144A Securities during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Trust’s Board of Trustees, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid.
INFLATION-INDEXED SECURITIES. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in U.S. Treasury Inflation-Protected Securities (“TIPS”).
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, however, generally distribute income on a monthly basis. Investors in the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Funds.
INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that: (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act; and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders.
To the extent consistent with its investment policies, each Fund may invest in the other exchange-traded funds managed by NTI. To the extent that a Fund invests in other exchange-traded funds managed by NTI, it will be subject to the risks associated with investing in such funds.
Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.
INVESTMENTS IN UNDERLYING FUNDS. Each Underlying Fund of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund is a type of investment company referred to as an ETF. Each Underlying Fund is designed to track a particular index and is advised by NTI. Shares of the Underlying Funds are listed for trading on national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying Funds from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Underlying Fund, there are fewer than fifty (50) record and/or beneficial holders of such Underlying Fund for thirty (30) or more consecutive trading days; (2) the value of the underlying index on which the Underlying Fund is based is no longer calculated or available; (3) the IOPV of the Underlying Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A national securities exchange will remove the shares of an Underlying Fund from listing and trading upon termination of the Underlying Fund. Shares of each Underlying Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Underlying Fund’s holdings since the most recent calculation. The trading prices of an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of an Underlying Fund’s shares may deviate significantly from its NAV during periods of market volatility. Any of these factors may lead to an Underlying Fund’s shares trading at a premium or discount to NAV. Exchange prices are not expected to correlate exactly with an Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to an Underlying Fund’s creations and redemptions or the existence of extreme market volatility may result in trading prices of Underlying Fund shares that differ significantly from NAV. If the Fund purchases shares of Underlying Funds at a time when the market price of an Underlying Fund’s shares are at a premium to the NAV or sells at a time when the market price of an Underlying Fund is at a discount to the NAV, then the Fund may sustain losses.
MASTER LIMITED PARTNERSHIPS. The FlexShares STOXX® Global Broad Infrastructure Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) may invest in equity securities of master limited partnerships (“MLPs”) and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.
MORTGAGE-BACKED PASS-THROUGH SECURITIES. The FlexShares Disciplined Duration MBS Index Fund invests primarily in a category of pass-through securities backed by pools of mortgages and issued by Fannie Mae, Freddie Mac, or Ginnie Mae. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
The Fund seeks to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA Transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-back security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA Agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. The Fund is not required to use TBA Transactions to gain exposure to mortgage pools, and may choose to purchase those interests in any manner believed by the Investment Adviser to be in the best interest of the Fund. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other FlexShares Funds that not use TBA rolls.
The Fund intends to invest cash pending settlement of any TBA Transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, which may include money market funds advised by the Investment Adviser. The Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the each Fund’s own fees and expenses. It is possible that the Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not and currently are not federally insured.
Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Investment Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA Transactions from Authorized Participants from time to time.
MORTGAGE DOLLAR ROLLS. The FlexShares Disciplined Duration MBS Index Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held.
NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.
OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
OPTIONS. Each Fund may invest up to 20% of its total assets in options. Each Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund track its Underlying Index. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.
Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund, may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened.
In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may also be subject to risks associated with foreign investments. (see “Foreign Investments – General” above.)
REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
RISKS RELATED TO SMALL COMPANY SECURITIES. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund and FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds) may, invest a portion of their assets in small company securities. Investing in the securities of such companies involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500 Index.
The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
SECURITIES LENDING. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).
Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or foreign governments (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.
When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.
JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investments in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
STRIPPED SECURITIES. To the extent consistent with its investment policies, the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.
STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the FlexShares

Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s Underlying Index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Trust’s Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.
U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.
The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). Examples of other types of U.S. government obligations that may be acquired by each of the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.
Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.
VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with its investment objective and strategies, the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
The Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.
Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.
WARRANTS. To the extent consistent with their investment policies, each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix C to this SAI.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
THE INDEXES
Morningstar® US Market Factor Tilt IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 2,529
INDEX DESCRIPTION. The Morningstar US Market Factor Tilt Index measures the performance of a broad exposure of stocks with increased exposure, or a tilt, toward small-capitalization and value stocks. Stocks that are deemed to be small-capitalization or value will have a slight overweighting compared to their weight in a broad market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have a slight underweight compared to a standard market-capitalization weighting. The Morningstar index methodology defines “total market” stocks as those stocks that form the top 99.50% of the market capitalization of the stocks eligible to be included in Morningstar’s investable universe. All stocks are then designated as “core,” “growth” or “value” based on Morningstar’s value style orientation. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors, would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Developed Markets ex-US Factor Tilt IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 3,198
INDEX DESCRIPTION. The Morningstar Developed Markets ex-U.S. Factor Tilt Index measures the performance of developed equity markets (excluding the U.S.) with increased exposure, or a tilt, toward small-capitalization and value stocks. Developed markets are defined as countries that fall in the high annual per capita gross national income bracket for the most recent 3 consecutive years; have a high degree of stock market transparency, regulation, and operational efficiency; and have an absence of investment restrictions for non-domiciled investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

Morningstar® Emerging Markets Factor Tilt IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 2,588
INDEX DESCRIPTION. The Morningstar Emerging Markets Factor Tilt Index measures the performance of emerging equity markets with increased exposure, or a tilt, toward small-capitalization and value stocks. Emerging markets are defined as countries that do not fall in the high annual per capita gross national income bracket, but have significant market size and stock market transparency; reasonable regulations and operational efficiency; and modest restriction to foreign investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 3,198
INDEX DESCRIPTION. The Morningstar Developed Markets ex-US Factor Tilt Hedged Index (the “Currency Hedge Index”) methodology measures the performance of the Morningstar Developed Markets ex-US Factor Tilt Index (the “Benchmark Index”) after applying a practical hedging program, limiting the effects of currency fluctuations. Hedging each foreign currency in the portfolio, relative to an investor’s home currency, is a close estimation of the return a local investor can achieve. The U.S. dollar is the default home currency for the Currency Hedge Index.
The Currency Hedge Index is long the Benchmark Index and short currency forwards whose notional amount is based on market capitalization of foreign currencies in the Benchmark Index. In other words, the hedge ratio, that is, the proportion of the portfolio’s currency exposure that is hedged is set to 100%.
The Benchmark Index measures the performance of developed equity markets (excluding the U.S.) with increased exposure, or a tilt, toward small-capitalization and value stocks. Developed markets are defined as countries that fall in the high annual per capita gross national income bracket for the most recent 3 consecutive years; have a high degree of stock market transparency, regulation, and operational efficiency; and have an absence of investment restrictions for non-domiciled investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Emerging Markets Factor Tilt Hedged IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 2,588
INDEX DESCRIPTION. The Morningstar Emerging Markets Factor Tilt Hedged Index (the “Currency Hedge Index”) methodology measures the performance of the Morningstar Emerging Markets Factor Tilt Index (the “Benchmark Index”) after applying a practical hedging program, limiting the effects of currency fluctuations. Hedging each foreign currency in the portfolio, relative to an investor’s home currency, is a close estimation of the return a local investor can achieve. The U.S. dollar is the default home currency for the Currency Hedge Index.
The Currency Hedge Index is long the Benchmark Index and short currency forwards whose notional amount is based on market capitalization of foreign currencies in the Benchmark Index. In other words, the hedge ratio, that is, the proportion of the portfolio’s currency exposure that is hedged is set to 100%.
The Benchmark Index measures the performance of emerging equity markets with increased exposure, or a tilt, toward small-capitalization and value stocks. Emerging markets are defined as countries that do not fall in the high annual per capita gross national income bracket, but have significant market size and stock market transparency; reasonable regulations and operational efficiency; and modest restriction to foreign investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Northern Trust Quality Large Cap IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 132
Inception Date: July 31, 2015
INDEX DESCRIPTION. The Northern Trust Quality Large Cap Index is designed to measure the performance of a universe of large capitalization securities which demonstrate characteristics of better quality1, attractive valuation2 and positive momentum3.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Quality Large Cap Index, a security must be a top 600 corporation, as measured by largest float adjusted market capitalization, within the Northern Trust 1250 Index at the time of the annual reconstitution in August.
Methodology
The construction of the Index begins with a universe of eligible securities (defined in “Eligible Securities” section). Eligible constituent weights are then optimized to maximize exposure to quality, as defined by a proprietary scoring model, value and momentum
The main objective of the optimization is to maximize exposure to the composite of factors (quality score + value + momentum) while minimizing the overall risk of the index relative to the eligible universe, as measured by standard risk models. In addition to the main objective, the optimization seeks to manage systematic risk utilizing several constraints.
Rebalancing and Reconstitution
The Northern Trust Quality Large Cap Index is reconstituted quarterly (i.e., in February, May, August, and November) and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The index’s reconstitution occurs quarterly on the last business day of the month on which the U.S. equity markets are open for a full day of trading and becomes effective immediately after the close on such day. The Northern Trust Quality Large Cap Index reserves the right to postpone each reconstitution date for up to one week with prior public notice of such a postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date and before the following day’s market opening.

[1]	This factor seeks to identify companies that exhibit financial strength and stability relative to the market, a characteristic which the index provider defines as quality.
[2]	The value factor is defined as the current worth of a company relative to its own historical value, book value, or valuation versus peers. Commonly used valuation metrics include: book-to-market value, price-to-earnings ratios, and enterprise value to earnings before, interest taxes, depreciation and amortization. The optimization sequence seeks to maximize exposure to securities trading at lower valuations.
[3]	The momentum factor reflects market sentiment defined as the slope of a stock’s price or other commonly used metrics measured over time. The optimization sequence seeks to maximize exposure to securities with positive momentum.

STOXX® USA ESG Impact Index
NUMBER OF COMPONENTS: APPROXIMATELY 261
INDEX DESCRIPTION: The STOXX® USA ESG Impact Index offers exposure to a set of U.S. companies that is tilted towards companies scoring better with respect to a select set of environmental, social, and governance (ESG) key performance indicators (KPIs). Eligible U.S. securities are selected from the STOXX® Global 1800 Index. The bottom 50% of such companies based on their ESG KPI scores are excluded from the Index, as are companies that do not adhere to the UN Global compact principles, are involved in controversial weapons or are coal miners (ICB Subsector 1771). Components are then weighted by free-float market cap combined with a cap factor that is based on a company’s aggregate ESG KPI score. Component weightings may also be adjusted to ensure that the weight of a single company is less than 5% at time of each index rebalancing or reconstitution.
STOXX® Global ESG Impact Index
NUMBER OF COMPONENTS: APPROXIMATELY 880
INDEX DESCRIPTION: The STOXX® Global ESG Impact Index offers exposure to a set of global, developed-market companies that is tilted towards companies scoring better with respect to a select set of environmental, social, and governance (ESG) key performance indicators (KPIs). Eligible securities are selected from the STOXX® Global 1800 Index. The bottom 50% of such companies based on their ESG KPI scores are excluded from the Index, as are companies that do not adhere to the UN Global compact principles, are involved in controversial weapons or are coal miners (ICB Subsector 1771). Components are then weighted by free-float market cap combined with a cap factor that is based on a company’s aggregate ESG KPI score. Component weightings may also be adjusted to ensure that the weight representation of each country in the Underlying Index does not vary from that in the STOXX® Global 1800 Index by more than +/-1 percentage point and that the weight of a single company is less than 5% at time of each index rebalancing or reconstitution.
Morningstar® Global Upstream Natural Resources IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 120
INDEX DESCRIPTION. The Morningstar Global Upstream Natural Resources Index measures the performance of stocks issued by companies that have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors as defined by Morningstar’s industry classification standards. The Morningstar index methodology uses Morningstar proprietary industry classifications to identify companies within the five natural resource sectors, a minimum market capitalization test and a market liquidity measure to produce stocks eligible to be included in the Index for each sector. Each sector is then assigned a prescribed fixed weighting and number of equities to be included in the index subject to Index constraints for geographic regions and individual equity concentration.
STOXX® Global Broad Infrastructure Index
NUMBER OF COMPONENTS: APPROXIMATELY 152
INDEX DESCRIPTION: The STOXX® Global Broad Infrastructure Index measures the performance of companies that generate a least half of their revenues from one of the following 17 sectors defined as infrastructure-specific by a propriety classification system used by STOXX®: Communication (Cable & Satellite, Data Centers, Wireless, Wireless Towers, Wireline), Energy (Energy Utilities, Midstream Energy), Government Outsourcing / Social (Correctional Facilities, Hospitals, Postal Services), Transportation(Air Transportation, Passenger Transportation, Rail Transportation, Road Transportation, Water Transportation) and Utilities (Waste Management and Water Utilities).
The universe of securities for STOXX® Global Broad Infrastructure Index encompasses all constituents of the STOXX® Global Total Market Index listed in developed or emerging markets. The companies within the index universe for the STOXX® Global Broad Infrastructure Index which derive at least 50% of their revenues from one of the 17 sectors above are screened to meet a minimum liquidity measurement and sorted by their free-float market capitalization. The index methodology limits the number of index constituents from each supersector (Communication, Energy, Government Outsourcing/Social, Transportation, Utilities). Further, a maximum number of constituents per sector within each supersector is defined.
Northern Trust Global Quality Real Estate IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 168
Inception Date: October 15, 2013

The Northern Trust Global Quality Real Estate Index is designed to maximize exposure to quality, value and momentum factors, within a universe of companies operating in the real estate sector. The proprietary Northern Trust quality factor (henceforth referenced as the Northern Trust Quality Score or NTQS) is used to identify companies that exhibit strength in profitability, management expertise and cash flow, while value and momentum factors are included to help provide long term capital appreciation.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Global Quality Real Estate Index, a security must be a constituent of the Northern Trust Global Real Estate Index. The Northern Trust Global Real Estate Index is designed to provide broad-based exposure to companies operating in the Real Estate sector.
The Northern Trust Global Real Estate Index is a subset of the Northern Trust Global Index, which is designed to track the performance of the global investable equity markets covering approximately 97.5% of world’s float adjusted market capitalization.
Companies classified as engaging in the following activities, as defined by the Thomson Reuters Business Classification scheme, are excluded from the Underlying Index:
Mortgage REITs: Companies engaged in investment and ownership of property mortgages.
Other Real Estate Services: Companies engaged in providing real estate brokerage and agency services, real estate appraisal services, consulting services and management services.
Other Specialized REITs: Companies involved in two or more activities under the Specialized REIT Industry, with none being dominant.
Rebalancing and Reconstitution
The Northern Trust Global Quality Real Estate Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spinoffs.
The indexes are reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for trading, and becomes effective immediately after the close. The Northern Trust Global Quality Index reserves the right to postpone each reconstitution date for up to one week with prior public notice of such postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust Real Assets Allocation IndexSM
NUMBER OF COMPONENTS: 3
Inception Date: October 30, 2015
INDEX DESCRIPTION. The Northern Trust Real Assets Allocation Index is designed to reflect the performance of a universe of inflation sensitive securities operating in the following sectors: global infrastructure, global real estate and global natural resources. The index is intended to reflect an exposure to “real”1 assets, and is constructed using a proprietary optimization in an effort to reduce volatility of returns, while maintaining diversification amongst the eligible securities.
Eligible Securities
The following securities are eligible for inclusion in the Northern Trust Real Assets Allocation Index:
1.	FlexShares® STOXX® Global Broad Infrastructure Index Fund- representing the index's allocation to the global infrastructure sector of real assets
2.	FlexShares® Global Quality Real Estate Index Fund - representing the index's allocation to the global real estate sector of real assets
3.	FlexShares® Morningstar® Global Upstream Natural Resources Index Fund - representing the index's allocation to the global natural resources sector of real assets

Methodology
The construction of the index begins with a universe of eligible securities (defined in “Index Eligibility” section). Eligible securities are then optimized, with a main objective of lowering the absolute total risk of the index, as measured by volatility of returns, while maintaining diversification amongst the eligible securities. In order to obtain robust estimates of expected portfolio volatility, standard risk models2 are incorporated into our process to isolate both common factor and idiosyncratic risk3 at the underlying asset level4. In addition to solving for the main objective, constituent level weight constraints5 are utilized to maintain diversification within the index during each optimization.
All of the systematic risk constraints are placed in a constraint hierarchy so when a solution is not feasible due to hard constraints, a relaxed solution can be found.
Any changes to this methodology will be announced to the public at least sixty (60) days in advance prior to becoming effective.
Rebalancing
The Northern Trust Real Assets Allocation Index is rebalanced annually (i.e. April) at minimum and semi-annually (i.e. April and October) if the relative volatility estimates at the security level have breached an established threshold6. In addition, the index may be adjusted intra-period in connection with errors, securities' eligibility, exchange connectivity, and corporate actions.

[1]	Real Assets are physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil and real estate.
[2]	Risk models are statistical applications which help provide predictive risk estimates, by quantitatively de-constructing individual equity price movements and attributing those movements to common investment categories or factors (e.g. sector, industry, style, etc.). The use of standard risk models in the process provides an additional layer of constraints on the optimization outcome, and assists in reducing the index's overall active risk exposure to any one single factor.
[3]	For the purpose of our index's construction, an asset's risk is defined by evaluating the volatility in returns, a figure which can be estimated through the use of standard risk models.
[4]	Eligible securities are de-constructed to the asset level to more precisely evaluate risk utilizing the underlying asset level exposures.
[5]	The maximum absolute constituent weight permitted during the optimization is 50%, while the minimum absolute constituent weight permitted during the optimization is 10%.
[6]	Cross asset volatility z-scores for each eligible security are tracked by Northern Trust. If the absolute change of z-scores is greater than 0 25 standard deviations — our established threshold — as evaluated on the second Friday of the month of October, a rebalance will be effected on the index effective as of the end of the month.
(FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund)
Brief descriptions of the Underlying Indexes of the above-listed Funds are provided below. Additional information about each of these Fund’s Underlying Indexes, including the components and weightings of the Underlying Indexes, as well as the rules that govern inclusion and weighting in the Underlying Indexes, is or will be available as of the commencement of investment operations of the Funds at http://www.northerntrust.com/insights-research/asset-management-research/investment-insights/index-services.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Quality Dividend Indices, a security must be a constituent of the Northern Trust 1250 IndexSM. In order to be eligible for inclusion in the Northern Trust International Quality Dividend Indices, a security must be a constituent of the Northern Trust International Large Cap IndexSM. The Northern Trust 1250 Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. Additional information about the Northern Trust 1250 Index and Northern Trust International Large Cap Index (also referenced herein as a benchmark or benchmark index), including the components and weightings of the indexes, as well as the rules that govern inclusion and weighting in each of the indexes, is or will be available as of the commencement of investment operations of the relevant Funds at http://www.northerntrust.com/insights-research/asset-management-research/investment-insights/index-services.
Methodology

The construction of the Underlying Indexes begins with a universe of eligible securities (above). Securities ranking in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a dividend are removed prior to optimization. All remaining eligible securities are then optimized based on their exposure to quantitative factors such as: Quality (as defined by the proprietary scoring model), Dividend yield and Beta. The main objective of the optimization is to maximize exposure to the quality factor, realize a dividend yield above the benchmark index, and achieve the desired beta target all while minimizing the overall risk of the index versus its benchmark as measured by standard risk models.
Rebalancing and Reconstitution
The indexes are reconstituted in February, May, August and November on the last business day of the month in which the U.S. equity markets are open for trading, and becomes effective immediately after the close. Intra-quarter adjustments are made only in connection with errors, securities’ eligibility, exchange connectivity, float changes, and corporate actions, including, but not limited to, initial public offerings and spin-offs.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing, and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust Quality Dividend Index
NUMBER OF COMPONENTS: APPROXIMATELY 156
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust Quality Dividend Defensive Index
NUMBER OF COMPONENTS: APPROXIMATELY 185
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend Defensive IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 0.5 to 1.0 times that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust Quality Dividend Dynamic Index
NUMBER OF COMPONENTS: APPROXIMATELY 169
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend Dynamic IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 1.0 to 1.5 times that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust International Quality Dividend Index
NUMBER OF COMPONENTS: APPROXIMATELY 194
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust International Quality Dividend IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.

Northern Trust International Quality Dividend Defensive Index
NUMBER OF COMPONENTS: APPROXIMATELY 215
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust International Quality Dividend Defensive IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 0.5 to 1.0 times that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust International Quality Dividend Dynamic Index
NUMBER OF COMPONENTS: APPROXIMATELY 182
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust International Quality Dividend Dynamic IndexSM is designed to provide exposure to a high-quality income-oriented universe of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 1.0 to 1.5 times that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
iBoxx 3-Year Target Duration TIPS Index
NUMBER OF COMPONENTS: APPROXIMATELY 11
INDEX DESCRIPTION. The iBoxx 3-Year Target Duration TIPS Index measures the performance of Treasury Inflation Protected Securities (TIPS) as determined by Markit iBoxx’s proprietary index methodology. The iBoxx index methodology targets a modified adjusted duration of 3.0 years and defines the eligible universe of TIPS as having no less than one year and no more than ten years until maturity as of the Index rebalancing date. A proprietary regression calculation is then used to determine the modified adjusted duration of the TIPS and weight the TIPS in the Index at a modified adjusted duration level within a range of 3.0 years, plus or minus 5% within Index constraints.
iBoxx 5-Year Target Duration TIPS Index
NUMBER OF COMPONENTS: APPROXIMATELY 15
INDEX DESCRIPTION. The iBoxx 5-Year Target Duration TIPS Index measures the performance of Treasury Inflation Protected Securities (TIPS) as determined by Markit iBoxx’s proprietary index methodology. The iBoxx index methodology targets a modified adjusted duration of 5.0 years and defines the eligible universe of TIPS as having no less than 3 years and no more than 20 years until maturity as of the Index rebalancing date. A proprietary regression calculation is then used to determine the modified adjusted duration of the TIPS and weight the TIPS in the Index at a modified adjusted duration level within a range of 5.0 years, plus or minus 5% within Index constraints.
BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities Index
NUMBER OF COMPONENTS: APPROXIMATELY 164
INDEX DESCRIPTION. The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM tracks the performance of US dollar denominated 30-year, 20-year and 15-year fixed rate residential mortgage pass-through securities publicly issued by US agencies in the US domestic market. Fixed rate mortgage pools are included in the Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon. In addition, individual production years within a generic coupon must have at least $1 billion outstanding face value to enter the index and at least $250 million outstanding face value to remain in the index. Balloon, mobile home, graduated payment and quarter coupon fixed rate mortgages are excluded from the index, as are all collateralized mortgage obligations. The Underlying Index constituents are capitalization weighted, based on their outstanding face value times price plus accrued interest, adjusted to achieve an effective duration for the Underlying Index that is generally between 3.25 and 4.25 years.

FlexShares® Disciplined Duration MBS Index Fund (“Product”) is not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). BofA Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product, nor makes any representation or warranty, express or implied, to the owners of Product or any member of the public regarding the Product or the advisability of investing in the Product, particularly the ability of The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM (“Index”) to track performance of any market or strategy. BofA Merrill Lynch’s only relationship to NTI (“Licensee”) is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by BofA Merrill Lynch without regard to the Licensee or the Product or its holders. BofA Merrill Lynch has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. BofA Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. BofA Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of the Product.
BOFA MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
“BofA Merrill Lynch” and “The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by NTI.
Northern Trust Credit-Scored US Corporate Bond Index
NUMBER OF COMPONENTS: APPROXIMATELY 1,268
Inception Date: October 10, 2014
INDEX DESCRIPTION. The Northern Trust Credit-Scored US Corporate Bond IndexSM is designed to measure the performance of a diversified universe of intermediate maturity, US-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Credit-Scored US Corporate Bond Index, each bond issue must be: i) a constituent of the Northern Trust Investment Grade US Corporate Bond Index; ii) from a top 80% issuer based on outstanding market capitalization of debt1; iii) $500 million or greater in terms of outstanding principal at each rebalance; and iv) issued by a publically traded company2.
Methodology
The construction of the Underlying Index begins with a securities screen to determine eligible securities (as described above). Once all eligible securities have been identified, the securities’ are then optimized based on their exposure to quantitative factors such as: Credit-Score3, as determined by Northern Trust’s Quantitative Research team’s proprietary scoring model4, Option Adjusted Spread (OAS)5, and Effective Duration6. The primary objective of the optimization is to maximize exposure to the credit-score factor, and maintain a similar Option Adjusted Spread and Effective Duration profile relative to the eligible universe. In addition to that main objective, systematic risk is managed during the optimization utilizing several constraints.

These constraints are listed below (bounds show as relative weightings unless otherwise noted): Security level constraint: to limit an index constituent’s maximum or minimum weight versus the eligible universe to either full underweight or two times (2x) the weight in the eligible universe; Minimum absolute constituent constraint: to require that each index constituent has a weight of at least one basis point (0.01%); Minimum absolute turnover constraint: to require that index turnover at the constituent level is larger than one basis point (0.01%) for each change made during the rebalance; Credit-Score constraint: to remove bonds ranking in the lowest quintile in non-Financial sectors7; Issuer level constraint: to limit each issuer’s absolute weight to 8% or less; and Sector constraint: to limit the index’s maximum or minimum sector weight exposure to +/-10% versus the eligible universe. All the systematic risk constraints are placed in the constraint hierarchy so when a solution is not feasible due to hard constraints, a relaxed solution is found.
Any changes to this methodology will be announced to the public at least sixty (60) days in advance prior to becoming effective.
Rebalancing and Reconstitution
The Northern Trust Credit-Scored US Corporate Bond Index is rebalanced monthly8 on the last business day of the month in which U.S. bond markets are open for trading9, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions. All changes to constituents and weightings will be announced to the public at least two (2) days prior to rebalancing, and again with definitive weights after the close of the rebalance date, before the following business day’s market open.

[1]	All issuers within the Northern Trust Investment Grade US Corporate Bond Index are sorted by weight in descending order, and issuers are selected as eligible until the index has reached the 80% cumulative market capitalization level of total debt outstanding in the evaluated universe.
[2]	Issuer is required to have an active listing on one of the global equity exchanges.
[3]	This factor seeks to identify companies that exhibit strength in both short-term and long term solvency.
[4]	The core components of the proprietary credit scoring model are based on quantitative ranking of various metrics obtained from company filings and recent price activity. These scores have three components: Management Efficiency (e.g. corporate finance activities), Profitability (e.g. assess the reliability and sustainability of financial performance) and Solvency (short and long term).
[5]	A measurement of the spread of a security’s rate of return and the risk-free rate of return, adjusted to account for any embedded options.
[6]	A measure of the sensitivity of the price of a bond to a change in interest rates, adjusted for embedded options, and commonly utilized to evaluate a bond’s theoretical change in value given a shift in the yield curve.
[7]	Northern Trust’s Asset Management team categorizes all issues present in the Northern Trust Investment Grade US Corporate Bond Index into the following sectors: Consumer, Energy, Financials, Industrials, and Telecom, Technology & Media (TTM).
[8]	Data used to strike the forward index is locked down for construction purposes eight business days prior to month end.
[9]	Per the US holiday schedule posted at www.sifma.org/services/holiday-schedule/.
Northern Trust Credit-Scored US Long Corporate Bond Index
NUMBER OF COMPONENTS: APPROXIMATELY 720
Inception Date: July 7, 2015
INDEX DESCRIPTION. The Northern Trust Credit-Scored US Long Corporate Bond Index is designed to measure the performance of a diversified universe of longer term maturity,1 US-dollar denominated bonds of companies with investment grade credit quality and enhanced short-term and long-term solvency.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Credit-Scored US Long Corporate Bond Index, each bond issue must be: (i) a constituent of the Northern Trust Investment Grade US Long Corporate Bond Index; (ii) $500 million or greater in terms of outstanding principal at each rebalance; and (iii) issued by a publicly traded company2.
Methodology
The construction of the index begins with a securities screen to determine eligible securities (as described above). Once all eligible securities have been identified, the securities are then optimized based on their exposure to quantitative factors such as: Credit-Score3, as determined by Northern Trust’s Quantitative Research Team’s proprietary scoring model4, Option Adjusted Spread (OAS)5, and Effective Duration6.

The primary objective of the optimization is to maximize exposure to the credit-score factor, and maintain a similar Option Adjusted Spread and Effective Duration profile relative to the eligible universe. In addition to that main objective, systematic risk is managed during the optimization utilizing several constraints. These constraints are listed below (bounds show as relative weightings unless otherwise noted): Security level constraint: to limit an index constituent’s maximum or minimum weight versus the eligible universe to either full underweight or three times (3.0x) the weight in the eligible universe; Minimum absolute constituent constraint: to require that each index constituent has a weight of at least one basis point (0.01%); Minimum absolute turnover constraint: to require that index turnover at the constituent level is larger than one basis point (0.01%) for each change made during the rebalance; Credit-Score constraint: to remove bonds ranking in the lowest quintile in non-Financial sectors7; Issuer level constraint: to limit each issuer’s absolute weight to 5% or less; and Sector constraint: to limit the index’s maximum or minimum sector weight exposure to +/-10% versus the eligible universe. All the systematic risk constraints are placed in the constraint hierarchy so when a solution is not feasible due to hard constraints, a relaxed solution is found.
Any changes to this methodology will be announced to the public at least sixty (60) days in advance prior to becoming effective.
Rebalancing and Reconstitution
The Northern Trust Credit-Scored US Long Corporate Bond Index is rebalanced monthly8 on the last business day of the month in which U.S. bond markets are open for trading9, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions. All changes to constituents and weightings will be announced to the public at least two (2) days prior to rebalancing, and again with definitive weights after the close of the rebalance date, before the following business day’s market open.

[1]	Longer term maturity is defined as 10 years or longer to maturity date at the time of each rebalance.
[2]	Issuer is required to have an active listing on one of the global equity exchanges.
[3]	This factor seeks to identify companies that exhibit strength in both short-term and long-term solvency.
[4]	The core components of the proprietary credit scoring model are based on quantitative ranking of various metrics obtained from company filings and recent price activity. These scores have three components: Management Expertise (e.g. corporate finance activities), Profitability (e.g. assess the reliability and sustainability of financial performance) and Solvency (short- and long-term).
[5]	A measurement of the spread of a security’s rate of return and the risk-free rate of return, adjusted to account for any embedded options.
[6]	A measure of the sensitivity of the price of a bond to a change in interest rates, adjusted for embedded options, and commonly utilized to evaluate a bond’s theoretical change in value given a shift in the yield curve.
[7]	Northern Trust’s Asset Management team categorizes all issues present in the NT Investment Grade US Long Corporate Bond Index into the following sectors: Consumer, Energy, Financials, Industrials, and Telecom, Technology & Media (“TTM”).
[8]	Data used to strike the forward index is locked down for construction purposes eight business days prior to month end.
[9]	Per the US holiday schedule posted at www.sifma.org/services/holiday-schedule.
INVESTMENT RESTRICTIONS
Each Fund, except the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund, is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 81.
No Fund may:
1)	Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.
2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

3)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).
4)	Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)	Borrow money, except that to the extent permitted by applicable law: (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act.
6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry of group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)	With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer (applies ONLY to the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund).
The following fundamental investment restrictions, which may be changed only by a vote of the holder of a majority of a Fund’s outstanding shares as described in “Description of Shares” on page 81, apply only to FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund.
Each Fund may not:
1)	Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
3)	Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
4)	Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
6)	Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
7)	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)	With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. (applies ONLY to the FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund and FlexShares Disciplined Duration MBS Index Fund)
The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth below.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund have adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of either Fund’s respective Board.
Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund have adopted a fundamental policy that would permit direct investment in commodities. However, each of these funds has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of either Fund’s respective Board.

The following investment restrictions are non-fundamental policies of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may be changed by the Board without a vote of shareholders:
Each Fund may not:
1)	Make loans, except through: (a) the purchase of debt obligations in accordance with each Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Funds to the extent permitted by law.
2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Funds as a result of ownership of securities. (FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund only)
3)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issues that deal in real estate. (FlexShares STOXX® Global Broad Infrastructure Index Fund only)
4)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities)
5)	Act as underwriter of securities, except as each Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
6)	Borrow money, except that to the extent permitted by applicable law: (a) each Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) each Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) each Fund may purchase securities on margin. If due to market fluctuations or other reasons each Funds borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
For the purpose of industry concentration, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Fundamental Investment Restriction No. 5 for the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and Non-Fundamental Investment Restriction No. 6 for the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund,FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Fundamental Investment Restriction No. 5 and Non-Fundamental Investment Restriction No. 6, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to (i) the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund, in Depositary Receipts and (ii) the FlexShares Disciplined Duration MBS Index Fund, in TBA Transactions that represent securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS
The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day each Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Additionally, under the policy, with respect to the FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, and the FlexShares® Credit-Scored US Corporate Bond Index Fund, each business day before commencement of trading, the Trust will disclose on its website the identities and quantities of each Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the Business Day. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. The “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, Ropes & Gray LLP, the Funds’ financial printer, R.R. Donnelley, and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives.
Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at www.flexshares.com. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the FlexShares Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.
NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
NON-INTERESTED TRUSTEES
Sarah N. Garvey Age: 65 Trustee since July 2011	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012;	25	NONE
	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011;
	• Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012;
	• Member of the Board of Directors of The Civic Federation since 2004;
	• Trustee of the Art Institute of Chicago since 2011;
Philip G. Hubbard Age: 65 Trustee since July 2011	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;	25	NONE
	• President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;
	• Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004;
	• Member since 1998 of the Board of Trustees of Wheaton College;

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
	• Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993;
	• Member of the Board of First Cup, LLC (restaurant franchising) since 2014;
Eric T. McKissack Age: 63 Trustee and Chairman since July 2011	• Founder and CEO of Channing Capital Management, LLC (an, SEC registered investment adviser) since 2004;	25	Consulting Group Capital Markets Funds (10 Portfolios) since April 2013
	• Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012;
	• Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;
	• Member of the Board of Grand Victoria Foundation since 2011; Member of the Board of the Graham Foundation since 2014;
	• Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.
INTERESTED TRUSTEE
Shundrawn A. Thomas(5) Age: 43 Trustee and President of the Trust since July 2011	• Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management since May 2014;	25	NONE

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
• Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014;
• Member of the Board of Florida A&M University Foundation since 2014;
• Member of the Board of Trustees of Wheaton College since May 2009;
• Member of the Board of Trustees of the Wheaton College Trust Company since 2009;
• Partner at Tree of Life Resources, LLP (a multi-media company) from 2005 to 2014.

(1)	Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.
(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.
(3)	The “Fund Complex” consists of the Trust.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since July 2011	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.
Benjamin D. Wiesenfeld Age: 38 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2016	Chief Compliance Officer of Northern Funds and Northern Institutional Funds since June 2016; Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.
Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.
Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.
Marie E. Dzanis Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Head of Distribution for Funds and Managed Accounts, Northern Trust Investments, Inc. since 2014; Director of ETF Sales and Servicing, Northern Trust Investments, Inc. from 2011 to 2014.
Peter J. Flood Age: 59 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.
Edward A. Rosenberg Age: 43 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2013	Director of ETF Capital Markets and Analytics, Northern Trust Investments, Inc. since 2012; Director and Head of ETF Capital Markets and Analytics, Russell Investments from 2010 to 2012.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013; Anti-Money Laundering Compliance Officer for Northern Trust Global Advisers, Inc. from 2009 to 2012.
Jose J. Del Real Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since June 2015	Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since August 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 until 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 until 2011.
Susan W. Yee Age: 47 One Beacon Street Boston, MA 02108 Assistant Secretary since October 2014	Assistant Vice President, Regulatory Services Group, JPMorgan Chase Bank, N.A. since 1994, in various positions.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.
Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan Chase Bank, N.A. or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.
BOARD COMMITTEES
The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.
The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to: (1) the Investment Adviser; and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met three times during the last fiscal year ended October 31, 2016.

The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations (accompanied by resumes) should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the FlexShares Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules and Regulations under the Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee met two times during the last fiscal year ended October 31, 2016.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES
The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Adviser to manage the Funds of the Trust on a day-to-day basis. The Board oversees the Investment Adviser and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Thomas serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.
As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.
Non-Interested Trustees:
Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for Boeing Co. She previously served as Chairman of the Board of Chicago’s Navy Pier and of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.

Mr. Hubbard. Mr. Hubbard has served for 16 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, L.P. and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College, is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.
Mr. McKissack. Mr. McKissack is the Chief Executive Officer and Founder of Channing Capital Management, LLC, a registered investment adviser. He also serves as an independent trustee on the Board of Trustees of a group of mutual funds, the Consulting Group Capital Markets Funds. Mr. McKissack also serves on the Board of the Art Institute of Chicago, the Board of the Grand Victoria Foundation, the Board of the Graham Foundation, and on the Board of the Rehabilitation Institute of Chicago. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.
Interested Trustee:
Mr. Thomas. Mr. Thomas is Executive Vice President and Head of Funds and Managed Accounts of Northern Trust Asset Management. Previously, he was the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. Prior to that, he was President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas also is on the boards of several non-profit corporations and colleges. He holds a bachelor’s degree in accounting and a masters of business administration.
RISK OVERSIGHT
Investing in general and the operation of exchange-traded funds involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares of the Funds owned by each Trustee.
Information as of December 31, 2016
Name of Non-Interested Trustee	Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$ 10,001-$50,000	Over $100,000
	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	$50,001-$100,000
	FlexShares® Quality Dividend Index Fund	$ 10,001-$50,000
Philip G. Hubbard	None	None	None
Eric T. McKissack	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 1-10,000	$10,001-$50,000
	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$ 1-10,000
	FlexShares® Quality Dividend Dynamic Index Fund	$ 10,001-$50,000

Information as of December 31, 2016
Name of Interested Trustee	Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Shundrawn A. Thomas	FlexShares® Morningstar US Market Factor Tilt Index Fund	$50,001-$100,000	Over $100,000
	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 10,001-$50,000
	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$ 10,001-$50,000
	FlexShares STOXX® US ESG Impact Index Fund	$ 1-$10,000
	FlexShares STOXX® Global ESG Impact Index Fund	$ 1-$10,000
	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	$ 10,001-$50,000
	FlexShares® STOXX® Global Broad Infrastructure Index Fund	$ 10,001-$50,000
	FlexShares® Global Quality Real Estate Index Fund	$ 10,001-$50,000
	FlexShares® Quality Dividend Defensive Index Fund	$ 10,001-$50,000
	FlexShares® Quality Dividend Dynamic Index Fund	$ 10,001-$50,000
	FlexShares® International Quality Dividend Index Fund	$ 10,001-$50,000
	FlexShares® International Quality Dividend Dynamic Index Fund	$ 1-$10,000
	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	$ 1-$10,000
	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	$ 1-$10,000
	FlexShares® Disciplined Duration MBS Index Fund	$ 1-$10,000
	FlexShares® Credit-Scored US Corporate Bond Index Fund	$ 10,001-$50,000

1 The Family of Investment Companies consists only of the Funds of FlexShares Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and /or the FlexShares Ready Access Variable Income Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of these investments.
TRUSTEE AND OFFICER COMPENSATION
The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and/or the FlexShares Ready Access Variable Income Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:
Name of Trustee	Aggregate Compensation from Trust(1)	FlexShares Morningstar US Market Factor Tilt Index Fund	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(2)
Non-Interested Trustees:
Sarah N. Garvey	$110,000	$9,195	$7,039	$3,339	$ 373
Philip G. Hubbard	$110,000	$9,195	$7,039	$3,339	$ 373
Eric T. McKissack	$110,000	$9,195	$7,039	$3,339	$ 373
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None	None

Name of Trustee	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund(2)	FlexShares US Quality Large Cap Index Fund	FlexShares STOXX® US ESG Impact Index Fund(2)	FlecShares STOXX® Global ESG Impact Index Fund(2)	FlexShares Morningstar Global Upstream Natural Resources Index Fund
Non-Interested Trustees:
Sarah N. Garvey	$ 580	$ 394	$ 121	$ 129	$23,819
Philip G. Hubbard	$ 580	$ 394	$ 121	$ 129	$23,819
Eric T. McKissack	$ 580	$ 394	$ 121	$ 129	$23,819
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None	None

Name of Trustee	FlexShares STOXX® Global Broad Infrastructure Index Fund	FlexShares Global Quality Real Estate Index Fund	FlexShares Real Assets Allocation Index Fund(2)	FlexShares Quality Dividend Index Fund	FlexShares Quality Dividend Defensive Index Fund
Non-Interested Trustees:
Sarah N. Garvey	$6,862	$2,367	$ 348	$13,326	$2,905
Philip G. Hubbard	$6,862	$2,367	$ 348	$13,326	$2,905
Eric T. McKissack	$6,862	$2,367	$ 348	$13,326	$2,905
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None	None

Name of Trustee	FlexShares Quality Dividend Dynamic Index Fund	FlexShares International Quality Dividend Index Fund	FlexShares International Quality Dividend Defensive Index Fund	FlexShares International Quality Dividend Dynamic Index Fund	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Non-Interested Trustees:
Sarah N. Garvey	$1,140	$4,859	$1,114	$ 672	$20,215
Philip G. Hubbard	$1,140	$4,859	$1,114	$ 672	$20,215
Eric T. McKissack	$1,140	$4,859	$1,114	$ 672	$20,215
Interested Trustee:

Name of Trustee	FlexShares Quality Dividend Dynamic Index Fund	FlexShares International Quality Dividend Index Fund	FlexShares International Quality Dividend Defensive Index Fund	FlexShares International Quality Dividend Dynamic Index Fund	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Shundrawn A. Thomas	None	None	None	None	None

Name of Trustee	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares Disciplined Duration MBS Index Fund	FlexShares Credit-Scored US Corporate Bond Index Fund	FlexShares Credit-Scored US Long Corporate Bond Index Fund
Non-Interested Trustees:
Sarah N. Garvey	$7,767	$ 717	$ 644	$ 464
Philip G. Hubbard	$7,767	$ 717	$ 644	$ 464
Eric T. McKissack	$7,767	$ 717	$ 644	$ 464
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None

1The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2016. Effective January 1, 2017, the non-interested Trustees receive an annual retainer of $120,000, and the chairs of the Board and each Committee receive an additional annual retainer of $20,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2016. Mr. Hubbard elected to defer $55,000 of $110,000 in total compensation during the fiscal year ended October 31, 2016. Mr. McKissack elected to defer $55,000 of $110,000 in total compensation during the fiscal year ended October 31, 2016.
2As of October 31, 2016 the Fund had not completed a full year of operations. Trustee compensation amounts reflect estimated amounts for the fiscal year ending October 31, 2016.
The Trust’s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Del Real, Ewing, Flood, Rein, Rosenberg, Thomas, and Wiesenfeld and Mses. Chappell and Dzanis are officers of NTI and/or its affiliates.
Control Persons and Principal Holders of Securities
The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of February 1, 2017.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 1, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:
FlexShares Morningstar US Market Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
TD Ameritrade Clearing, Inc P.O. Box 2553 Omaha, NE 68103-2533	5.51%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	7.03%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	79.38%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	5.78%
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD	6.69%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	76.68%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
JP Morgan Chase 500 Stanton Christiana Road Newark, DE 19713	10.64%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	79.04%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	7.27%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	86.20%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:
Nominee Name/Address	Percentage Ownership
Reliance Trust Company 1100 Abernathy Road Atlanta, GA 30328	6.21%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.39%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267	11.58%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	16.06%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	48.06%
FlexShares US Quality Large Cap Index Fund:
Nominee Name/Address	Percentage Ownership
Charles Scwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	5.54%

Nominee Name/Address	Percentage Ownership
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	8.32%
TD Ameritrade Clearing, Inc. P.O. Box 2553 Omaha, NE 68103	9.30%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	66.68%
FlexShares STOXX® US ESG Impact Index Fund:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	6.50%
Goldman Sachs & Co. Church Street Station New York, NY 10008-3197	17.40%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	23.81%
FlexShares STOXX® Global ESG Impact Index Fund:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	12.44%
Goldman Sachs & Co. P.O. Box 3197 New York, NY 10008-3197	33.29%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	45.54%
FlexShares Morningstar Global Upstream Natural Resources Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	7.82%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	77.21%
FlexShares STOXX® Global Broad Infrastructure Index Fund
Nominee Name/Address	Percentage Ownership
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	90.32%
FlexShares Global Quality Real Estate Index Fund
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	9.27%

Nominee Name/Address	Percentage Ownership
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	74.63%
FlexShares Real Assets Allocation Index Fund:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	6.26%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713	7.99%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	9.12%
LPL Financial P.O. Box 509043 San Diego, CA 92150-9043	10.02%
TD Ameritrade Clearing, Inc. P.O. Box 2553 Omaha, NE 68103-2553	15.88%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	16.59%
J.P. Morgan 500 Stanton Christiana Road Newark, DE 19713	33.23%
FlexShares Quality Dividend Index Fund
Nominee Name/Address	Percentage Ownership
Morgan Stanley P.O. Box 20 New York, NY 10008-0020	5.13%
Robert W. Baird & Co. Inc. 777 E. Wisconsin Ave FL 9 Milwaukee, WI 53202-0672	5.25%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	13.61%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	54.17%
FlexShares Quality Dividend Defensive Index Fund
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	11.69%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	66.08%

FlexShares Quality Dividend Dynamic Index Fund
Nominee Name/Address	Percentage Ownership
UBS Financial Services, Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	9.85%
LPL Financial P.O. Box 509043 San Diego, CA 92150-9043	10.44%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	65.65%
FlexShares International Quality Dividend Index Fund
Nominee Name/Address	Percentage Ownership
TD Ameritrade Clearing, Inc. P.O. Box 2553 Omaha, NE 68103-2553	8.87%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	11.55%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	65.84%
FlexShares International Quality Dividend Defensive Index Fund
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	6.17%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	83.40%
FlexShares International Quality Dividend Dynamic Index Fund
Nominee Name/Address	Percentage Ownership
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	91.28%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	5.34%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	80.63%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	20.89%

Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	32.28%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	38.63%
FlexShares Disciplined Duration MBS Index Fund
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	6.09%
TD Ameritrade Clearing, Inc. P.O. Box 2553 Omaha, NE 68103	6.55%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	72.19%
FlexShares Credit-Scored US Corporate Bond Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC. P.O. Box 673004 Dallas, TX 75267-3004	6.48%
Merrill Lynch 1600 Merrill Lynch Dr. Pennington, NJ 08534	11.44%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	68.07%

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Nominee Name/Address	Percentage Ownership
Goldman Sachs & Co. P.O. Box 3197 New York, NY 10008-3197	15.49%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	64.08%
To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, the shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.
CODE OF ETHICS
The Trust, its Investment Adviser and Foreside Financial Group, on behalf of the Distributor, have each adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.
INVESTMENT ADVISER
NTI, a subsidiary of The Northern Trust Company (“TNTC”) and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”
As of December 31, 2016, Northern Trust Corporation, through its affiliates, had assets under investment management of $942.4 billion and assets under custody of $6.72 trillion.
Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.
The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the FlexShares Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.
The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.
Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.
The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.
Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Funds, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).
NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.64%
FlexShares US Quality Large Cap Index Fund	0.32%
FlexShares STOXX® US ESG Impact Index Fund	0.32%
FlexShares STOXX® Global ESG Impact Index Fund	0.42%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%
FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%
FlexShares Global Quality Real Estate Index Fund	0.45%
FlexShares Real Assets Allocation Index Fund	0.57%
FlexShares Quality Dividend Index Fund	0.37%
FlexShares Quality Dividend Defensive Index Fund	0.37%
FlexShares Quality Dividend Dynamic Index Fund	0.37%
FlexShares International Quality Dividend Index Fund	0.47%
FlexShares International Quality Dividend Defensive Index Fund	0.47%
FlexShares International Quality Dividend Dynamic Index Fund	0.47%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares Disciplined Duration MBS Index Fund	0.20%
FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%
Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2017, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2014.
NAME OF FUND	ADVISORY FEES PAID
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 1,683,981
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 2,264,520
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 1,478,626
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$13,926,533
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 611,493
FlexShares Global Quality Real Estate Index Fund (1)	$ 93,181
FlexShares Quality Dividend Index Fund	$ 1,595,192
FlexShares Quality Dividend Defensive Index Fund	$ 233,175
FlexShares Quality Dividend Dynamic Index Fund	$ 201,360
FlexShares International Quality Dividend Index Fund	$ 807,251
FlexShares International Quality Dividend Defensive Index Fund	$ 177,126
FlexShares International Quality Dividend Dynamic Index Fund	$ 111,872
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 4,226,683
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 647,059
FlexShares Disciplined Duration MBS Index Fund (2)	$ 1,593

(1)	The FlexShares Global Quality Real Estate Index Fund commenced operations on November 5, 2013.
(2)	The FlexShares Disciplined Duration MBS Index Fund commenced operations on September 3, 2014.
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2015.
NAME OF FUND	ADVISORY FEES PAID
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 2,059,212
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 2,349,519
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 1,439,467
FlexShares US Quality Large Cap Index Fund (1)	$ 860

NAME OF FUND	ADVISORY FEES PAID
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$11,555,233
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 1,532,805
FlexShares Global Quality Real Estate Index Fund	$ 401,540
FlexShares Quality Dividend Index Fund	$ 2,466,714
FlexShares Quality Dividend Defensive Index Fund	$ 661,071
FlexShares Quality Dividend Dynamic Index Fund	$ 348,959
FlexShares International Quality Dividend Index Fund	$ 1,727,111
FlexShares International Quality Dividend Defensive Index Fund	$ 481,433
FlexShares International Quality Dividend Dynamic Index Fund	$ 330,512
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 4,263,743
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 826,163
FlexShares Disciplined Duration MBS Index Fund	$ 31,562
FlexShares Credit-Scored US Corporate Bond Index Fund(2)	$ 13,644
FlexShares Credit-Scored US Long Corporate Bond Index Fund(3)	$ 1,152

(1)	The FlexShares US Quality Large Cap Index Fund commenced operations on September 23, 2015.
(2)	The FlexShares Credit-Scored US Corporate Bond Index Fund commenced operations on November 12, 2014.
(3)	The FlexShares Credit-Scored US Long Corporate Bond Index Fund commenced operations on September 23, 2015.
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2016.
NAME OF FUND	ADVISORY FEES PAID
FlexShares Morningstar US Market Factor Tilt Index Fund	$2,053,607
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$2,421,466
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$1,625,868
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (1)	$ 12,566
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (1)	$ 148,320
FlexShares US Quality Large Cap Index Fund	$ 12,446
FlexShares STOXX® US ESG Impact Index Fund (2)	$ 4,867
FlexShares STOXX® Global ESG Impact Index Fund (2)	$ 9,646
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$9,841,686
FlexShares STOXX® Global Broad Infrastructure Index Fund	$2,773,245
FlexShares Global Quality Real Estate Index Fund	$ 818,246
FlexShares Real Assets Allocation Index Fund (3)	$ 7,905
FlexShares Quality Dividend Index Fund	$4,225,938
FlexShares Quality Dividend Defensive Index Fund	$ 783,024
FlexShares Quality Dividend Dynamic Index Fund	$ 204,667
FlexShares International Quality Dividend Index Fund	$1,893,837
FlexShares International Quality Dividend Defensive Index Fund	$ 305,772
FlexShares International Quality Dividend Dynamic Index Fund	$ 118,899
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$3,683,245
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$1,072,036
FlexShares Disciplined Duration MBS Index Fund(4)	$ 65,468
FlexShares Credit-Scored US Corporate Bond Index Fund	$ 57,804
FlexShares Credit-Scored US Long Corporate Bond Index Fund	$ 20,751

(1)	The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged EM Factor Tilt Index Fund commenced operations on November 9, 2015. For the fiscal year ended October 31, 2016, the Investment Adviser reimbursed $11,219 and $137,651 of the advisory fees paid by the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, respectively.
(2)	The FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund commenced operations on July 13, 2016.
(3)	The FlexShares Real Assets Allocation Index Fund commenced operations on November 23, 2015. For the fiscal year ended October 31, 2016, the Investment Adviser reimbursed $6,424 of the advisory fees paid by the FlexShares Real Assets Allocation Index Fund.
(4)	For the fiscal year ended October 31, 2016, JPMorgan Chase Bank, N.A. voluntarily reimbursed $65,468 of the advisory fees paid by the FlexShares Disciplined Duration MBS Index Fund.

NTI has contractually agreed to reimburse each Fund the fees and expenses of the non-interested trustees and the legal counsel to the non-interested trustees allocated to such Fund until March 1, 2018. NTI also has contractually agreed until March 1, 2020 in the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and March 1, 2018 in the case of the FlexShares Real Assets Allocation Index Fund to waive management fees or reimburse certain expenses in an amount equal to the acquired fund fees and expenses attributable to each Fund’s investments in their respective Underlying Fund(s). NTI and a Fund may mutually agree to extend the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders.
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2014.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 40,576
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 36,185
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 16,263
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$151,029
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 14,354
FlexShares Global Quality Real Estate Index Fund (1)	$ 4,756
FlexShares Quality Dividend Index Fund	$ 31,448
FlexShares Quality Dividend Defensive Index Fund	$ 9,253
FlexShares Quality Dividend Dynamic Index Fund	$ 7,745
FlexShares International Quality Dividend Index Fund	$ 18,248
FlexShares International Quality Dividend Defensive Index Fund	$ 4,993
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,639
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$121,580
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 24,738
FlexShares Disciplined Duration MBS Index Fund (2)	$ 590

(1)	The FlexShares Global Quality Real Estate Index Fund commenced operations on November 5, 2013.
(2)	The FlexShares Disciplined Duration MBS Index Fund commenced operations on September 3, 2014.
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2015.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 51,197
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 37,274
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 17,107
FlexShares US Quality Large Cap Index Fund (1)	$ 268
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$164,726
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 20,404
FlexShares Global Quality Real Estate Index Fund	$ 6,892
FlexShares Quality Dividend Index Fund	$ 43,923
FlexShares Quality Dividend Defensive Index Fund	$ 12,346
FlexShares Quality Dividend Dynamic Index Fund	$ 7,804
FlexShares International Quality Dividend Index Fund	$ 20,919
FlexShares International Quality Dividend Defensive Index Fund	$ 8,245
FlexShares International Quality Dividend Dynamic Index Fund	$ 4,259
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$115,729
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 56,898
FlexShares Disciplined Duration MBS Index Fund	$ 3,047
FlexShares Credit-Scored US Corporate Bond Index Fund(2)	$ 2,568
FlexShares Credit-Scored US Long Corporate Bond Index Fund(3)	$ 259

(1)	The FlexShares US Quality Large Cap Index Fund commenced operations on September 23, 2015.
(2)	The FlexShares Credit-Scored US Corporate Bond Index Fund commenced operations on November 12, 2014.
(3)	The FlexShares Credit-Scored US Long Corporate Bond Index Fund commenced operations on September 23, 2015.

The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2016.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 54,686
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 41,861
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 19,858
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (1)	$ 13,439
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (1)	$141,100
FlexShares US Quality Large Cap Index Fund	$ 2,341
FlexShares STOXX® US ESG Impact Index Fund (2)	$ 721
FlexShares STOXX® Global ESG Impact Index Fund (2)	$ 770
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$141,655
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 40,807
FlexShares Global Quality Real Estate Index Fund	$ 14,074
FlexShares Real Assets Allocation Index Fund (3)	$ 8,496
FlexShares Quality Dividend Index Fund	$ 79,249
FlexShares Quality Dividend Defensive Index Fund	$ 17,278
FlexShares Quality Dividend Dynamic Index Fund	$ 6,780
FlexShares International Quality Dividend Index Fund	$ 28,899
FlexShares International Quality Dividend Defensive Index Fund	$ 6,625
FlexShares International Quality Dividend Dynamic Index Fund	$ 3,997
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$120,219
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 46,192
FlexShares Disciplined Duration MBS Index Fund(4)	$ 4,263
FlexShares Credit-Scored US Corporate Bond Index Fund	$ 3,827
FlexShares Credit-Scored US Long Corporate Bond Index Fund	$ 2,757

(1)	The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged EM Factor Tilt Index Fund commenced operations on November 9, 2015.
(2)	The FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund commenced operations on July 13, 2016.
(3)	The FlexShares Real Assets Allocation Index Fund commenced operations on November 23, 2015.
(4)	In addition, JPMorgan Chase Bank, N.A. voluntarily reimbursed $65,468 of the advisory fees paid by the FlexShares Disciplined Duration MBS Index Fund.
Under the Advisory Agreement with FlexShares Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”
BROKERAGE TRANSACTIONS
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2014.
NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares Morningstar US Market Factor Tilt Index Fund	$133,849	$346,668,650
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 87,938	$434,053,327
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$122,968	$216,061,152
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 64,864	$673,223,042
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 26,883	$111,248,547
FlexSharers Global Quality Real Estate Index Fund (1)	$ 4,954	$ 19,748,793
FlexShares Quality Dividend Index Fund	$ 91,934	$404,827,411
FlexShares Quality Dividend Defensive Index Fund	$ 17,046	$ 76,039,122
FlexShares Quality Dividend Dynamic Index Fund	$ 15,173	$ 66,525,856
FlexShares International Quality Dividend Index Fund	$ 56,448	$181,016,332
FlexShares International Quality Dividend Defensive Index Fund	$ 18,662	$ 51,490,446

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares International Quality Dividend Dynamic Index Fund	$ 10,556	$ 24,893,372
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares Disciplined Duration MBS Index Fund (2)	$ 0	$ 0

(1)	The FlexShares Global Quality Real Estate Index Fund commenced operations on November 5, 2013.
(2)	The FlexShares Disciplined Duration MBS Index Fund commenced operations on September 3, 2014.
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2015.
NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares Morningstar US Market Factor Tilt Index Fund	$120,018	$401,992,683
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 30,002	$257,238,349
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 58,093	$176,320,138
FlexShares US Quality Large Cap Index Fund (1)	$ 67	$ 474,472
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 97,993	$789,914,706
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 19,008	$113,079,377
FlexShares Global Quality Real Estate Index Fund	$ 19,727	$ 94,189,841
FlexShares Quality Dividend Index Fund	$ 84,925	$422,659,336
FlexShares Quality Dividend Defensive Index Fund	$ 26,561	$139,471,430
FlexShares Quality Dividend Dynamic Index Fund	$ 8,376	$ 45,058,522
FlexShares International Quality Dividend Index Fund	$144,318	$485,230,694
FlexShares International Quality Dividend Defensive Index Fund	$ 52,747	$160,300,273
FlexShares International Quality Dividend Dynamic Index Fund	$ 32,292	$102,524,618
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares Disciplined Duration MBS Index Fund	$ 0	$ 0
FlexShares Credit-Scored US Corporate Bond Index Fund (2)	$ 0	$ 0
FlexShares Credit-Scored US Long Corporate Bond Index Fund (3)	$ 0	$ 0

(1)	The FlexShares US Quality Large Cap Index Fund commenced operations on September 23, 2015.
(2)	The FlexShares Credit-Scored US Corporate Bond Index Fund commenced operations on November 12, 2014.
(3)	The FlexShares Credit-Scored US Long Corporate Bond Index Fund commenced operations on September 23, 2015.
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2016.
NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 12,243.43	$246,165,355.42
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 40,009.06	$279,322,791.38
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$114,367.87	$235,318,862.65
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (1)	$ 147.74	$ 625,286.35
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (1)	$ 943.83	$ 4,658,513.28
FlexShares US Quality Large Cap Index Fund	$ 82.52	$ 609,044.13
FlexShares STOXX® US ESG Impact Index Fund (2)	$ 109.96	$ 983,057.88
FlexShares STOXX® Global ESG Impact Index Fund (2)	$ 284.04	$ 1,784,070.55
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$113,604.84	$710,236,951.91
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 41,977.08	$218,506,746.80
FlexShares Global Quality Real Estate Index Fund	$ 31,889.01	$142,563,772.95
FlexShares Real Assets Allocation Index Fund (3)	$ 80.96	$ 388,694.49
FlexShares Quality Dividend Index Fund	$174,669.34	$903,619,489.57
FlexShares Quality Dividend Defensive Index Fund	$ 19,671.48	$119,906,876.31
FlexShares Quality Dividend Dynamic Index Fund	$ 4,987.27	$ 34,211,988.44

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares International Quality Dividend Index Fund	$161,166.22	$441,577,411.20
FlexShares International Quality Dividend Defensive Index Fund	$ 32,477.82	$ 81,858,297.37
FlexShares International Quality Dividend Dynamic Index Fund	$ 10,759.68	$ 29,870,203.45
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	-	-
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	-	-
FlexShares Disciplined Duration MBS Index Fund	-	-
FlexShares Credit-Scored US Corporate Bond Index Fund	-	-
FlexShares Credit-Scored US Long Corporate Bond Index Fund	-	-

(1)	The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged EM Factor Tilt Index Fund commenced operations on November 9, 2015.
(2)	The FlexShares STOXX US ESG Impact Index Fund and FlexShares STOXX Global ESG Impact Index Fund commenced operations on July 13, 2016.
(3)	The FlexShares Real Assets Allocation Index Fund commenced operations on November 23, 2015.
During the fiscal year ended October 31, 2016, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:
NAME OF FUND	AMOUNT OF RESEARCH COMMISSION TRANSACTIONS	AMOUNT OF RESEARCH COMMISSIONS
FlexShares Morningstar US Market Factor Tilt Index Fund	$2,957,337.11	$523.25
FlexShares US Quality Large Cap Index Fund	$ 21,721.45	$ 2.27
FlexShares STOXX® Global Broad Infrastructure Index Fund	$5,006,159.84	$715.34
FlexShares Global Quality Real Estate Index Fund	$ 127,686.78	$ 14.41
FlexShares Quality Dividend Index Fund	$3,660,878.02	$439.45
FlexShares Quality Dividend Defensive Index Fund	$ 170,440.33	$ 18.34
FlexShares Quality Dividend Dynamic Index Fund	$ 52,887.46	$ 6.59
The value of the FlexShares Morningstar US Market Factor Tilt Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the fiscal year ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 7,172
Citigroup, Inc.	E	$ 6,080
Goldman Sachs & Co.	E	$ 2,882
Investment Technology Group Inc.	E	$ 81
JPMorgan Chase & Co.	E	$10,716
Macquarie Group	E	$ 31
Morgan Stanley & Co., Inc.	E	$ 2,139
The value of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the fiscal year ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 202
Barclays Capital, Inc.	E	$1,360
BNP Paribas	E	$2,459
Credit Suisse Group	E	$ 614
Macquarie Group	E	$ 817
Societe Generale S.A.	E	$1,096
UBS AG	E	$2,050

The value of the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the fiscal year ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	E	$227
Macquarie Group	E	$176
The value of the FlexShares US Quality Large Cap Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the fiscal year ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 22
Citigroup, Inc.	E	$136
The value of the FlexShares STOXX® US ESG Impact Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$93
Citigroup, Inc.	E	$80
Goldman Sachs & Co.	E	$29
Morgan Stanley & Co.	E	$10
The value of the FlexShares STOXX® Global ESG Impact Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$97
Barclays Capital, Inc.	E	$10
BNP Paribas	E	$22
Citigroup, Inc.	E	$83
Credit Suisse Group	E	$ 6
Goldman Sachs & Co.	E	$21
Macquarie Group	E	$ 8
Societe Generale S.A.	E	$11
UBS AG	E	$18
The value of the FlexShares STOXX® Global Broad Infrastructure Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Macquarie Group	E	$804
The value of the FlexShares Quality Dividend Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 5,217
Citigroup, Inc.	E	$ 3,657

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
JPMorgan Chase & Co.	E	$45,679
The value of the FlexShares Quality Dividend Defensive Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 358
Citigroup, Inc.	E	$ 234
JPMorgan Chase & Co.	E	$1,250
The value of the FlexShares Quality Dividend Dynamic Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 152
Citigroup, Inc.	E	$ 81
JPMorgan Chase & Co.	E	$2,063
Morgan Stanley & Co., Inc.	E	$ 276
The value of the FlexShares International Quality Dividend Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Macquarie Group	E	$1,423
UBS AG	E	$2,616
The value of the FlexShares International Quality Dividend Defensive Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$ 647
Citigroup, Inc.	E	$ 350
JPMorgan Chase & Co.	E	$1,708
The value of the FlexShares International Quality Dividend Dynamic Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Macquarie Group	E	$ 62
Societe Generale S.A.	E	$ 76
UBS AG	E	$135

The value of the FlexShares Credit-Scored US Corporate Bond Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	D	$1,228
Barclays Capital PLC	D	$ 378
BNP Paribas	D	$ 100
Citigroup, Inc.	D	$1,092
Credit Suisse Group AG	D	$ 254
Goldman Sachs & Co.	D	$1,287
JPMorgan Chase & Co.	D	$1,767
Morgan Stanley & Co.	D	$1,139
UBS AG	D	$ 254
The value of the FlexShares Credit-Scored US Long Corporate Bond Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the period ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	D	$171
Citigroup, Inc.	D	$490
Credit Suisse Group	D	$ 27
Goldman Sachs & Co.	D	$494
JPMorgan Chase & Co.	D	$416
Morgan Stanley & Co., Inc.	D	$151
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2016.
PORTFOLIO MANAGERS
NAME OF FUND	PORTFOLIO MANAGERS
FlexShares Morningstar US Market Factor Tilt Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Robert Anstine and Brendan Sullivan
FlexShares US Quality Large Cap Index Fund	Robert Anstine and Brendan Sullivan
FlexShares STOXX® US ESG Impact Index Fund	Robert Anstine and Brendan Sullivan
FlexShares STOXX® Global ESG Impact Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Robert Anstine and Brendan Sullivan
FlexShares STOXX® Global Broad Infrastructure Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Global Quality Real Estate Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Real Assets Allocation Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Quality Dividend Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Quality Dividend Defensive Index Fund	Robert Anstine and Brendan Sullivan
FlexShares Quality Dividend Dynamic Index Fund	Robert Anstine and Brendan Sullivan
FlexShares International Quality Dividend Index Fund	Robert Anstine and Brendan Sullivan
FlexShares International Quality Dividend Defensive Index Fund	Robert Anstine and Brendan Sullivan
FlexShares International Quality Dividend Dynamic Index Fund	Robert Anstine and Brendan Sullivan
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	Daniel J. Personette, Michael R. Chico and Brandon P. Ferguson
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	Daniel J. Personette, Michael R. Chico and Brandon P. Ferguson
FlexShares Disciplined Duration MBS Index Fund	Bradley Camden and Kevin O’Shaughnessy
FlexShares Credit-Scored US Corporate Bond Index Fund	Bradley Camden, Mike T. Doyle and Brandon P. Ferguson
FlexShares Credit-Scored US Long Corporate Bond Index Fund	Bradley Camden, Mike T. Doyle and Brandon P. Ferguson

Accounts Managed by Portfolio Managers
The table below discloses accounts within each type of category listed below for which Robert Anstine was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	18	$7,823,478,513	0	$0
Other Registered Investment Companies:	0	-	0	$0
Other Pooled Investment Vehicles:	3	$1,086,234,110	0	$0
Other Accounts:	15	$2,727,992,421	0	$0

The table below discloses accounts within each type of category listed below for which Brendan Sullivan was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	18	$7,823,478,513	0	$0
Other Registered Investment Companies:	0	-	0	$0
Other Pooled Investment Vehicles:	5	$8,052,518,919	0	$0
Other Accounts:	10	$1,166,814,476	0	$0
The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	2	$2,492,377,547.48	0	$0
Other Registered Investment Companies:	2	$1,694,119,000.00	0	$0
Other Pooled Investment Vehicles:	3	$5,632,535,000.00	0	$0
Other Accounts:	8	$2,154,162,000.00	0	$0
The table below discloses accounts within each type of category listed below for which Michael R. Chico was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	2	$ 2,492,377,547.48	0	$0
Other Registered Investment Companies:	0	-	0	$0
Other Pooled Investment Vehicles:	9	$12,954,171,398.39	0	$0
Other Accounts:	24	$ 9,002,201,686.83	0	$0
The table below discloses accounts within each type of category listed below for which Brandon P. Ferguson was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	4	$2,541,881,530.51	0	$0
Other Registered Investment Companies:	2	$3,054,210,425.20	0	$0
Other Pooled Investment Vehicles:	3	$3,332,756,356.25	0	$0
Other Accounts:	6	$2,917,204,946.68	0	$0
The table below discloses accounts within each type of category listed below for which Bradley Camden was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	3	$ 91,567,416	0	$0
Other Registered Investment Companies:	4	$7,011,352,000	0	$0
Other Pooled Investment Vehicles:	0	-	0	$0
Other Accounts:	66	$3,978,842,000	0	$0
The table below discloses accounts within each type of category listed below for which Kevin O’ Shaughnessy was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	1	$ 42,063,433.07	0	$0
Other Registered Investment Companies:	0	-	0	$0
Other Pooled Investment Vehicles:	4	$ 8,207,960,992.29	0	$0
Other Accounts:	10	$11,524,124,449.46	0	$0
The table below discloses accounts within each type of category listed below for which Mike T. Doyle was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	2	$ 49,503,983.03	0	$0
Other Registered Investment Companies:	0	-	0	$0
Other Pooled Investment Vehicles:	9	$4,394,857,566.04	0	$0
Other Accounts:	52	$2,978,779,152.15	0	$0
Material Conflicts of Interest
The Investment Adviser’s portfolio managers are often responsible for managing one or more FlexShares Funds, as well as other accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage a mutual fund, separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment

Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.
The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.
To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.
Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
For the most recently completed fiscal year ended October 31, 2016, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).
Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Robert Anstine	FlexShares US Quality Large Cap Index Fund	$ 1-$10,000
Robert Anstine	FlexShares Real Assets Allocation Index Fund	$10,001-$50,000
Robert Anstine	FlexShares Credit-Scored US Corporate Bond Index Fund	$10,001-$50,000
Bradley Camden	FlexShares Disciplined Duration MBS Index Fund	$ 1-$10,000
Bradley Camden	FlexShares Credit-Scored US Corporate Bond Index Fund	$ 1-$10,000

PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the Institutional Shareholder Services Inc. (“ISS”) United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies on behalf of the FlexShares STOXX® US ESG Impact Index Fund and FlexShares STOXX® Global ESG Impact Index Fund and the ISS International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for the voting of international proxies on behalf of the FlexShares STOXX® Global ESG Impact Index Fund.
On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser or any affiliated person of the Funds or the Investment Adviser may have in the proposed proxy issue. See Appendix D for a complete list of the SRI Guidelines.
Additionally, the Investment Adviser has adopted proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the above-referenced Funds.
A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;
•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate; and

•	Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.
The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•	Elect director nominees that sit on more than five public company boards, or, if the nominee is a CEO, more than three public company boards;
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments;
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors; and
•	Eliminate, direct, or otherwise restrict charitable contributions.
In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.
Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.
The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees; or (iv) by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.
This summary of the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, is posted on the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Northern’s Proxy Voting Policy and Proxy Guidelines or a Statement of Additional Information by calling 1-855-FLEXETF (1-855-353-9383).
Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser at 1-855-FLEXETF or by visiting the SEC’s website at www.sec.gov.
ADMINISTRATOR
JPMorgan Chase Bank, N.A. (the “Administrator”), One Beacon Street, Boston, Massachusetts 02108, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.
Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement under which Foreside, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.

DISTRIBUTION AND SERVICE PLAN
As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and the Funds do not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, the Funds may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
Any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.
TRANSFER AGENT
JPMorgan Chase Bank, N.A. (the “Transfer Agent”) acts as Transfer Agent for the Fund under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).
As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN
JPMorgan Chase Bank, N.A. (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian: (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.
As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
JPMorgan Chase Bank, N.A. also serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by the Investment Adviser to JPMorgan Chase Bank, N.A. for the fiscal years noted:

Fund	Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2016	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2015	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2014
FlexShares Morningstar US Market Factor Tilt Index Fund	9/16/2011	$ 386,600	$ 377,784	$ 536,946
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	9/25/2012	$ 424,059	$ 364,246	$ 435,074
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	9/25/2012	$ 490,553	$ 407,540	$ 520,226
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	11/9/2015	$ 3,701	N/A	N/A
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	11/9/2015	$ 12,497	N/A	N/A
FlexShares US Quality Large Cap Index Fund	9/23/2015	$ 5,142	$ 373	N/A
FlexShares STOXX® US ESG Impact Index Fund	7/13/2016	$ 2,667	N/A	N/A
FlexShares STOXX® Global ESG Impact Index Fund	7/13/2016	$ 13,251	N/A	N/A
FlexShares Morningstar Global Upstream Natural Resources Index Fund	9/16/2011	$1,127,784	$ 1,349,228	$1,666,790
FlexShares STOXX® Global Broad Infrastructure Index Fund	10/8/2013	$ 324,038	$ 180,754	$ 98,497
FlexShares Global Quality Real Estate Index Fund	11/5/2013	$ 104,533	$ 59,926	$ 28,483
FlexShares Real Assets Allocation Index Fund	11/23/2015	$ 2,711	N/A	N/A
FlexShares Quality Dividend Index Fund	12/14/2012	$ 465,960	$ 275,591	$ 174,434
FlexShares Quality Dividend Defensive Index Fund	12/14/2012	$ 88,004	$ 73,233	$ 28,635
FlexShares Quality Dividend Dynamic Index Fund	12/14/2012	$ 26,614	$ 44,416	$ 27,513
FlexShares International Quality Dividend Index Fund	4/12/2013	$ 271,539	$ 226,442	$ 129,892
FlexShares International Quality Dividend Defensive Index Fund	4/12/2013	$ 55,206	$ 91,859	$ 40,765
FlexShares International Quality Dividend Dynamic Index Fund	4/12/2013	$ 24,553	$ 59,102	$ 14,057
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	9/19/2011	$ 786,877	$ 918,708	$ 924,955
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	9/19/2011	$ 236,215	$182,081.35	$ 146,785
FlexShares Disciplined Duration MBS Index Fund	9/3/2014	$ 11,766	$ 4,769	$ 815
FlexShares Credit-Scored US Corporate Bond Index Fund	11/12/2014	$ 9,647	$ 4,216	N/A
FlexShares Credit-Scored US Long Corporate Bond Index Fund	9/23/2015	$ 7,061	$ 475	N/A

DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days: (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC; (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets; or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.
Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.
Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees; and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services; or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.
The term “majority of the outstanding shares” of either the Trust or a particular Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
On September 24, 2015, the Board of Trustees of the Trust adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect

Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for a Fund, the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant Underlying Index. The adjustments will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the relevant Fund’s Underlying Index, or resulting from stock splits and other corporate actions.
In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of a Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, all creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time), and with respect to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund, no later than 2:00 p.m., Eastern time (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund are hereinafter referred to as the “Foreign Funds.” All other Funds discussed in this SAI are hereinafter referred to as “Domestic Funds.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Investors placing orders for Creation Units of the Domestic Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.
Investors placing orders for Creation Units of a Foreign Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.
Placement of Creation Orders For Domestic Funds Using The Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent (also known as the Index Receipt Agent) to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the

Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders For Domestic Funds Outside The Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date, except that the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.
If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Placement of Creation Orders For Foreign Funds. For the Foreign Funds, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or the applicable Listing

Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that: (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a T+3 basis (three Business Days after trade date) except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will generally settle on a T+1 basis (one Business Day after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor may be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same regardless of the number of Creation Units purchased by the purchaser on the same day. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.
NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 1,500	3.00%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$20,000	3.00%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$25,000	3.00%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$ 0	3.00%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	$ 0	3.00%
FlexShares US Quality Large Cap Index Fund	$ 500	3.00%
FlexShares STOXX® US ESG Impact Index Fund	$ 750	3.00%
FlexShares STOXX® Global ESG Impact Index Fund	$ 7,500	3.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 1,500	3.00%
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 2,000	3.00%
FlexShares Global Quality Real Estate Index Fund	$ 2,000	3.00%
FlexShares Real Assets Allocation Index Fund	$ 0	3.00%
FlexShares Quality Dividend Index Fund	$ 750	3.00%

NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares Quality Dividend Defensive Index Fund	$ 750	3.00%
FlexShares Quality Dividend Dynamic Index Fund	$ 750	3.00%
FlexShares International Quality Dividend Index Fund	$ 5,000	3.00%
FlexShares International Quality Dividend Defensive Index Fund	$ 5,000	3.00%
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,000	3.00%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	3.00%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	3.00%
FlexShares Disciplined Duration MBS Index Fund	$ 400	3.00%
FlexShares Credit-Scored US Corporate Bond Index Fund	$ 500	3.00%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	$ 500	3.00%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.

When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.
Investors will bear the costs of transferring the Fund Securities from the Trust to their account on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust also is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The Authorized Participant may also be required to pay a variable transaction fee to compensate the relevant Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.
NAME OF FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 1,500	2.00%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$20,000	2.00%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$25,000	2.00%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$ 0	2.00%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	$ 0	2.00%
FlexShares US Quality Large Cap Index Fund	$ 500	2.00%
FlexShares STOXX® US ESG Impact Index Fund	$ 750	2.00%
FlexShares STOXX® Global ESG Impact Index Fund	$ 7,500	2.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 1,500	2.00%
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 2,000	2.00%
FlexShares Global Quality Real Estate Index Fund	$ 2,000	2.00%
FlexShares Real Assets Allocation Index Fund	$ 0	2.00%
FlexShares Quality Dividend Index Fund	$ 750	2.00%
FlexShares Quality Dividend Defensive Index Fund	$ 750	2.00%
FlexShares Quality Dividend Dynamic Index Fund	$ 750	2.00%
FlexShares International Quality Dividend Index Fund	$ 5,000	2.00%
FlexShares International Quality Dividend Defensive Index Fund	$ 5,000	2.00%
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,000	2.00%

NAME OF FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	2.00%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	2.00%
FlexShares Disciplined Duration MBS Index Fund	$ 400	2.00%
FlexShares Credit-Scored US Corporate Bond Index Fund	$ 500	2.00%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	$ 500	2.00%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For Domestic Funds Using The Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders For Domestic Funds Outside The Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Each of the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders For Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Foreign Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See Appendix A for a list of local holidays in the non-U.S. countries relevant to the Foreign Funds.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an

Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a Redemption Order in proper form is unable to transfer the Fund Shares to the Custodian, at or prior to 10:00 a.m., Eastern time, on next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Participant to deliver the missing Fund Shares as soon as possible, allow the Participant to provide and maintain collateral to secure the Participant’s obligation to deliver Fund Shares. The collateral provided must be in US Dollars, with an initial value at least equal to 110% of the value of the entire Redemption Order (marked-to-market daily). The collateral percentage required may change from time to time. Such cash collateral must be requested no later than 10:00 a.m. Eastern Time, and delivered no later than 2:00 p.m., Eastern Time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement may permit the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the cash collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either: (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
TAXES
The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which: (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer; and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly traded partnerships.
Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to their shareholders substantially all of their investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.
Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend: (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of: (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
BACK-UP WITHHOLDING
In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 28% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.
SECTIONS 351 AND 362
The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
QUALIFIED DIVIDEND INCOME
Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.
CORPORATE DIVIDENDS RECEIVED DEDUCTION
A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.
NET CAPITAL LOSS CARRYFORWARDS
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Funds have no pre-enactment loss carry forwards since the Funds commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.
As of October 31, 2016, the following Funds had available post-enactment capital loss carry forwards as set forth below:
Fund	Short-Term	Long-Term	Total
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 20,042,936	$ -	$ 20,042,936
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 13,577,161	$ 27,366,957	$ 40,944,118
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 7,175,442	$ 20,522,158	$ 27,697,600
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$ -	$ 9,358	$ 9,358
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	$ 827,713	$ 867,129	$ 1,694,842
FlexShares US Quality Large Cap Index Fund	$ 24,737	$ -	$ 24,737
FlexShares STOXX® US ESG Index Fund	$ 28,660	$ -	$ 28,660
FlexShares STOXX® Global ESG Index Fund	$ 52,018	$ 1,278	$ 53,296
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$151,132,786	$190,440,675	$341,573,461
FlexShares STOXX® Global Broad Infrastructure Index Fund	$ 7,739,584	$ 7,503,005	$ 15,242,589
FlexShares Global Quality Real Estate Index Fund	$ 1,126,978	$ -	$ 1,126,978
FlexShares Real Assets Allocation Index Fund	$ -	$ -	$ -
FlexShares Quality Dividend Index Fund	$ 12,127,750	$ -	$ 12,127,750

Fund	Short-Term	Long-Term	Total
FlexShares Quality Dividend Defensive Index Fund	$ 2,704,172	$ -	$ 2,704,172
FlexShares Quality Dividend Dynamic Index Fund	$ 3,181,342	$ 745,396	$ 3,926,738
FlexShares International Quality Dividend Index Fund	$ 41,247,860	$ 24,196,474	$ 65,444,334
FlexShares International Quality Dividend Defensive Index Fund	$ 9,821,400	$ 4,408,587	$ 14,229,987
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,216,772	$ 2,771,155	$ 7,987,927
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 32,904,587	$ 1,201,205	$ 34,105,792
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 7,322,444	$ -	$ 7,322,444
FlexShares Disciplined Duration MBS Ready Index Fund	$ 468,194	$ 176,396	$ 644,590
FlexShares Credit-Scored US Corporate Bond Index Fund	$ -	$ -	$ -
FlexShares Credit Scored US Long Corporate Bond Index Fund	$ -	$ -	$ -
EXCESS INCLUSION INCOME
Certain types of income received by a Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments, REITS AND PFICs
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in REITS and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.
SALES OF SHARES
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
Ordinary dividends, redemption payments and certain capital gain dividends to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
REPORTING
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid at least quarterly (the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund generally declare and pay any dividends monthly) and any net realized securities gains, if any, generally are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Drinker Biddle & Reath LLP, with offices at One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.
ADDITIONAL INFORMATION
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS
The audited financial statements of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year or period ended October 31, 2016 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

APPENDIX A
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days (except that the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund will generally settle transactions on a T plus one business day basis). Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund in certain circumstances. The holidays applicable to these Funds through December 31, 2018 are listed below, as are instances where more than seven days may be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
Regular Holidays through December 31, 2017.
Australia
January 2, 2017	April 14, 2017	June 12, 2017	November 7, 2017
January 26, 2017	April 17, 2017	August 7, 2017	December 25, 2017
March 6, 2017	April 25, 2017	September 25, 2017	December 26, 2017
March 13, 2017	June 5, 2017	October 2, 2017	January 1, 2018
Austria
January 6, 2017	May 25, 2017	October 26, 2017	December 26, 2017
April 14, 2017	June 5, 2017	November 1, 2017	December 29, 2017
April 17, 2017	June 15, 2017	December 8, 2017	January 1, 2018
May 1, 2017	August 15, 2017	December 25, 2017
Belgium
April 14, 2017	May 25, 2017	August 15, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017
-A- 1

May 1, 2017	July 21, 2017	December 25, 2017
Brazil
January 25, 2017	April 21, 2017	October 12, 2017	December 25, 2017
February 27, 2017	May 1, 2017	November 2, 2017	December 29, 2017
February 28, 2017	June 15, 2017	November 15, 2017	January 1, 2018
April 14, 2017	September 7, 2017	November 20, 2017
Britain
January 2, 2017	May 1, 2017	June 12, 2017	December 25, 2017
January 3, 2017	May 9, 2017	June 23, 2017	December 26, 2017
January 6, 2017	May 12, 2017	July 3, 2017	December 27, 2017
January 16, 2017	May 15, 2017	July 4, 2017	December 28, 2017
January 23, 2017	May 17, 2017	August 28, 2017	December 29, 2017
February 20, 2017	May 25, 2017	September 4, 2017
March 1, 2017	May 26, 2017	October 9, 2017
April 13, 2017	May 29, 2017	November 13, 2017
April 14, 2017	June 5, 2017	November 23, 2017
April 17, 2015	June 6, 2017	December 6, 2017
Canada
January 2, 2017	May 22, 2017	September 4, 2017	December 25, 2017
February 20, 2017	July 3, 2017	October 9, 2017	December 26, 2017
April 14, 2017	August 7, 2017	November 13, 2017	January 1, 2018
Chilé
April 14, 2017	August 15, 2017	October 9, 2017	December 8, 2017
May 1, 2017	September 18, 2017	October 27, 2017	December 25, 2017
June 26, 2017	September 19, 2017	November 1, 2017	January 1, 2018
China
January 2, 2017	February 1, 2017	May 1, 2017	October 4, 2017
January 27, 2017	February 2, 2017	May 30, 2017	October 5, 2017
January 30, 2017	February 3, 2017	October 2, 2017	January 1, 2018
January 31, 2017	April 5, 2017	October 3, 2017
Colombia
January 9, 2017	May 29, 2017	August 7, 2017	December 8, 2017
-A- 2

March 20, 2017	June 19, 2017	August 21, 2017	December 25, 2017
April 13, 2017	June 26, 2017	October 16, 2017	December 26, 2017
April 14, 2017	July 3, 2017	November 6, 2017
May 1, 2017	July 20, 2017	November 13, 2017
The Czech Republic
April 17, 2017	July 5, 2017	November 17, 2017
May 1, 2017	July 6, 2017	December 25, 2017
May 8, 2017	September 28, 2017	December 26, 2017
Denmark
April 13, 2017	May 12, 2017	June 5, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	May 26, 2017	December 26, 2017
Egypt
January 25, 2017	April 25, 2017	June 26, 2017	September 21, 2017
April 16, 2017	May 1, 2017	July 23, 2017
April 17, 2017	June 25, 2017	August 31, 2107
The Egyptian market is closed every Friday.
Finland
January 6, 2017	May 1, 2017	December 6, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 23, 2017	December 26, 2017
France
January 2, 2017	May 1, 2017	December 25, 2017
April 14, 2017	May 29, 2017	December 26, 2017
April 17, 2017	August 28, 2017	January 1, 2018
Germany
February 27, 2017	May 1, 2017	June 15, 2017	December 25, 2017
April 14, 2017	May 25, 2017	October 3, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017	January 1, 2018

Greece
January 6, 2017	April 17, 2017	August 15, 2017
-A- 3

February 27, 2017	May 1, 2017	December 25, 2017
April 14, 2017	June 5, 2017	December 26, 2017
Hong Kong
January 2, 2017	April 14, 2017	May 30, 2017	December 26, 2017
January 27, 2017	April 17, 2017	October 2, 2017	January 1, 2018
January 30, 2017	May 1, 2017	October 5, 2017
April 5, 2017	May 3, 2017	December 25, 2017
Hungary
March 15, 2017	May 1, 2017	November 1, 2017
April 14, 2017	June 5, 2017	December 25, 2017
April 17, 2017	October 23, 2017	December 26, 2017
India
January 26, 2017	May 1, 2017	August 19, 2017	October 20, 2017
March 29, 2017	May 10, 2017	September 2, 2017	December 1, 2017
April 1, 2017	July 1, 2017	September 30, 2017	December 25, 2017
April 14, 2017	August 15, 2017	October 2, 2017
Indonesia
March 28, 2017	May 1, 2017	June 26, 2017	September 22, 2017
April 14, 2017	May 11, 2017	June 27, 2017	December 1, 2017
April 24 , 2017	May 25, 2017	August 17, 2017	December 25, 2017
Ireland
January 2, 2017	May 1,2017	June 26, 2017	September 22, 2017
March 17, 2017	May 11, 2017	July 27, 2017	December 1, 2017
April 14, 2017	May 25, 2017	August 17, 2017	December 25, 2017
Israel
March 12, 2017	May 1, 2017	August 1, 2017	September 22, 2017
April 10, 2017	May 2, 2017	August 7, 2017	September 29, 2017
April 11, 2017	May 30, 2017	September 20, 2017	October 4, 2017
April 17, 2017	May 31, 2017	September 21, 2017	October 5, 2017
October 12, 2017
The Israeli market is closed every Friday.
-A- 4

Italy
April 14, 2017	May 1, 2017	December 25, 2017	January 1, 2018
April 17, 2017	August 15, 2017	December 26, 2017
Japan
January 2, 2017	May 3, 2017	August 11, 2017	November 23, 2017
January 3, 2017	May 4, 2017	September 18, 2017	January 1, 2018
January 9, 2017	May 5, 2017	October 9, 2017
March 20, 2017	July 17, 2017	November 3, 2017
Malaysia
January 2, 2017	May 30, 2017	September 1, 2017	December 25, 2017
February 1 2017	May 31, 2017	September 21, 2017
May 1, 2017	June 26, 2017	October 20, 2017
May 10, 2017	August 31, 2017	December 1, 2017
Mexico
February 6, 2017	April 14, 2017	November 20, 2017	January 1, 2018
March 20, 2017	May 1, 2017	December 12, 2017
April 13, 2017	November 2, 2017	December 25, 2017
Morocco
January 11, 2017	June 26, 2017	August 21, 2017	November 6, 2017
May 1, 2017	August 14, 2017	September 21, 2017	December 1, 2017
Netherlands
April 14, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 17, 2017	May 25, 2017	December 25, 2017
New Zealand
January 2, 2017	January 30, 2017	April 17, 2017	October 23, 2017
January 3, 2017	February 6, 2017	April 25, 2017	December 25, 2017
January 23, 2017	April 14, 2017	June 5, 2017	December 26, 2017
Norway
April 13, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 14, 2017	May 17, 2017	December 25, 2017
April 17, 2017	May 25, 2017
-A- 5

Peru
April 13, 2017	June 29, 2017	November 1, 2017
April 14, 2017	July 28, 2017	December 8, 2017
May 1, 2017	August 30, 2017	December 25, 2017
The Philippines
April 13, 2017	June 12, 2017	September 1, 2017	December 25, 2017
April 14, 2017	August 21, 2017	November 1, 2017
May 1, 2017	August 28, 2017	November 30, 2017
Poland
January 6, 2017	May 1, 2017	August 15, 2017	December 26, 2017
April 14, 2017	May 3, 2017	November 1, 2017
April 17, 2017	June 15, 2017	December 25, 2017
Portugal
April 14, 2017	May 1, 2017	December 26, 2017
April 17, 2017	December 25, 2017
Qatar
January 1, 2017	June 25, 2017	June 27, 2017	September 4, 2017
March 5, 2017	June 26, 2017	September 3, 2017	December 18, 2017
Russia
January 2, 2017	January 16, 2017	May 1, 2017	September 4, 2017
January 3, 2017	February 20, 2017	May 9, 2017	October 9, 2017
January 4, 2017	February 23, 2017	May 29, 2017	November 6, 2017
January 5, 2017	March 8, 2017	June 12, 2017	November 23, 2017
January 6, 2017	April 14, 2017	July 4, 2017	December 25, 2017
Singapore
January 2, 2017	May 1, 2017	August 9, 2017
January 30, 2017	May 10, 2017	October 19, 2017
April 14, 2017	June 26, 2017	December 25, 2017
South Africa
January 2, 2017	April 17, 2017	June 16, 2017	December 25, 2017
March 21, 2017	April 27, 2017	August 9, 2017	December 26, 2017
April 14, 2017	May 1, 2017	September 25, 2017
-A- 6

South Korea
January 27, 2017	May 3, 2017	October 3, 2017	October 9, 2017
January 30, 2017	May 5, 2017	October 4, 2017	December 20, 2017
March 1, 2017	June 6, 2017	October 5, 2017	December 25, 2017
May 1, 2017	August 15, 2017	October 6, 2017	December 29, 2017
Spain
April 13, 2017	May 1, 2017	August 15, 2017	December 8, 2017
April 14, 2017	June 15, 2017	October 12, 2017	December 25, 2017
April 17, 2017	July 25, 2017	November 1, 2017	December 26, 2017
Sweden
January 6, 2017	May 1, 2017	June 23, 2017
April 14, 2017	May 25 2017	December 25, 2017
April 17, 2017	June 6, 2017	December 26, 2017
Switzerland
January 1, 2017	May 1, 2017	August 1, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 5, 2017	December 26, 2017
Taiwan
January 27, 2017	April 4, 2017	May 30, 2017
February 16, 2017	April 5, 2017	October 4, 2017
February 28, 2017	May 1, 2017	October 10, 2017
Thailand
January 2, 2017	April 14, 2017	May 10, 2017	October 23, 2017
April 6, 2017	May 1, 2017	July 10, 2017	December 5, 2017
April 13, 2017	May 5, 2017	August 14, 2017	December 11, 2017
Turkey
May 1, 2017	June 26, 2017	August 30, 2017	September 1, 2017
May 19, 2017	June 27, 2017	August 31, 2017	September 4, 2017
United Arab Emirates
January 1, 2017	April 24, 2017	August 31, 2017	October 9, 2017
January 2, 2017	May 29, 2017	September 1, 2017	November 23, 2017
January 16, 2017	June 25, 2017	September 3, 2017	December 1, 2017
-A- 7

February 20, 2017	June 27, 2017	September 4, 2017	December 3, 2017
April 14, 2017	July 4, 2017	September 21, 2017	December 25, 2017
United States
January 2, 2017	April 14, 2017	September 4, 2017	November 23, 2017
January 16, 2017	May 29, 2017	October 9, 2017	December 25, 2017
February 20, 2017	July 4, 2017	November 10, 2017
Regular Holidays through December 31, 2018.
Australia
January 1, 2018	April 25, 2018	December 25, 2018
January 26, 2018	June 11, 2018	December 26, 2018
March 30, 2018	August 6, 2018	January 1, 2019
April 2, 2018	October 1, 2018
Austria
January 1, 2018	May 10, 2018	October 26, 2018	December 26, 2018
March 30, 2018	May 21, 2018	November 1, 2018	December 31, 2018
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019
May 1, 2018	August 15, 2018	December 25, 2018
Belgium
January 1, 2018	May 1, 2018	August 15, 2018	December 26, 2018
March 30, 2018	May 10, 2018	November 1, 2018	January 1, 2019
April 2, 2018	May 21, 2018	December 25, 2018
Brazil
January 1, 2018	May 1, 2018	November 2, 2018	December 31, 2018
January 25, 2018	May 31, 2018	November 15, 2018	January 1, 2019
February 12, 2018	July 9, 2018	November 20, 2018
February 13, 2018	September 7, 2018	December 24, 2018
March 30, 2018	October 12, 2018	December 25, 2018
Britain
January 1, 2018	May 1, 2018	June 18, 2018	December 24, 2018
January 2, 2018	May 7, 2018	June 22, 2018	December 25, 2018
January 15, 2018	May 9, 2018	July 2, 2018	December 26, 2018
January 22, 2018	May 10, 2018	July 4, 2018	December 27, 2018
-A- 8

February 14, 2018	May 11, 2018	August 27, 2018	December 28, 2018
February 19, 2018	May 17, 2018	September 3, 2018	December 31, 2018
March 29, 2018	May 21, 2018	October 8, 2018	January 1, 2019
March 30, 2018	May 28, 2018	November 12, 2018	January 2, 2019
April 2, 2018	June 5, 2018	November 22, 2018
April 27, 2018	June 6, 2018	December 6, 2018
Canada
January 1, 2018	May 21, 2018	September 3, 2018	December 25, 2018
February 19, 2018	July 2, 2018	October 8, 2018	December 26, 2018
March 30, 2018	August 6, 2018	November 12, 2018	January 1, 2019
Chilé
April 14, 2017	August 15, 2017	October 9, 2017	December 8, 2017
May 1, 2017	September 18, 2017	October 27, 2017	December 25, 2017
June 26, 2017	September 19, 2017	November 1, 2017	January 1, 2018
China
January 1, 2018	April 2, 2018	July 2, 2018	October 5, 2018
February 15, 2018	April 5, 2018	September 24, 2018	October 17, 2018
February 16, 2018	April 6, 2018	September 25, 2018	December 25, 2018
February 19, 2018	April 30, 2018	October 1, 2018	December 26, 2018
February 20, 2018	May 1, 2018	October 2, 2018	January 1, 2019
February 21, 2018	May 22, 2018	October 3, 2018
March 30, 2018	June 18, 2018	October 4, 2018
Colombia
January 1, 2018	May 1, 2018	July 20, 2018	November 12, 2018
January 8, 2018	May 14, 2018	August 7, 2018	December 25, 2018
March 19, 2018	June 4, 2018	August 20, 2018	December 31, 2018
March 29, 2018	June 11, 2018	October 15, 2018	January 1, 2019
March 30, 2018	July 2, 2018	November 5, 2018
The Czech Republic
January 1, 2018	May 1, 2018	July 6, 2018	December 25, 2018
March 30, 2018	May 8, 2018	September 28, 2018	December 26, 2018
April 2, 2018	July 5, 2018	December 24, 2018	January 1, 2019
-A- 9

Denmark
January 1, 2018	April 27, 2018	June 5, 2018	December 31, 2018
March 29, 2018	May 10, 2018	December 24, 2018	January 1, 2019
March 30, 2018	May 11, 2018	December 25, 2018
April 2, 2018	May 21, 2018	December 26, 2018
Egypt
January 7, 2018	April 25, 2018	August 21, 2018	November 20, 2018
January 25, 2018	May 1, 2018	August 22, 2018
April 8, 2018	July 1, 2018	August 23, 2018
April 9, 2018	July 23, 2018	September 11, 2018
The Egyptian market is closed every Friday.
Finland
January 1, 2018	May 1, 2018	December 6, 2018	December 26, 2018
March 30, 2018	May 10, 2018	December 24, 2018	January 1, 2019
April 2, 2018	June 22, 2018	December 25, 2018
France
January 1, 2018	May 1, 2018	August 27, 2018	January 1, 2019
March 30, 2018	May 7, 2018	December 25, 2018
April 2, 2018	May 28, 2018	December 26, 2018
Germany
January 1, 2018	May 1, 2018	October 3, 2018	January 1, 2019
February 12, 2018	May 10, 2018	November 1, 2018
March 30, 2018	May 21, 2018	December 25, 2018
April 2, 2018	May 31, 2018	December 26, 2018
Greece
January 1, 2018	April 2, 2018	May 21, 2018	December 25, 2018
February 12, 2018	April 6, 2018	May 28, 2018	December 26, 2018
February 19, 2018	April 9, 2018	August 15, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 24, 2018
Hong Kong
January 1, 2018	April 2, 2018	July 2, 2018	October 5, 2018
February 15, 2018	April 5, 2018	September 24, 2018	October 17, 2018
-A- 10

February 16, 2018	April 6, 2018	September 25, 2018	December 24, 2018
February 19, 2018	April 30, 2018	October 1, 2018	December 25, 2018
February 20, 2018	May 1, 2018	October 2, 2018	December 26, 2018
February 21, 2018	May 22, 2018	October 3, 2018	December 31, 2018
March 30, 2018	June 18, 2018	October 4, 2018	January 1, 2019
Hungary
January 1, 2018	April 30, 2018	October 23, 2018	December 26, 2018
March 15, 2018	May 1, 2018	November 1, 2018	December 31, 2018
March 16, 2018	May 21, 2018	November 2, 2018	January 1, 2019
March 30, 2018	August 20, 2018	December 24, 2018
April 2, 2018	October 22, 2018	December 25, 2018
India
January 26, 2018	April 2, 2018	August 15, 2018	November 8, 2018
February 13, 2018	April 14, 2018	August 22, 2018	November 9, 2018
February 19, 2018	May 1, 2018	September 12, 2018	November 20, 2018
March 1, 2018	May 29, 2018	September 20, 2018	November 21, 2018
March 29, 2018	June 15, 2018	October 2, 2018	November 22, 2018
March 30, 2018	April 2, 2018	October 18, 2018	December 25, 2018
Indonesia
January 1, 2018	May 10, 2018	August 17, 2018	December 25, 2018
February 16, 2018	May 30, 2018	August 22, 2018	December 31, 2018
March 30, 2018	June 1, 2018	September 12, 2018	January 1, 2019
May 1, 2018	June 15, 2018	November 21, 2018
Ireland
January 1, 2018	May 28, 2018	August 27, 2018	January 1, 2019
March 30, 2018	June 4, 2018	October 29, 2018
April 2, 2018	July 12, 2018	December 25, 2018
May 7, 2018	August 6, 2018	December 26, 2018
Israel
March 1, 2018	April 25, 2018	June 8, 2018	September 19, 2018
March 21, 2018	April 26, 2018	July 22, 2018	September 24, 2018
April 6, 2018	May 9, 2018	September 10, 2018	October 1, 2018
-A- 11

April 19, 2018	May 10, 2018	September 11, 2018	October 8, 2018
April 20, 2018	May 20, 2018	September 18, 2018	October 9, 2018
The Israeli market is closed every Friday.
Italy
January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 26, 2018
Japan
January 1, 2018	March 21, 2018	September 17, 2018	December 31, 2018
January 2, 2018	April 30, 2018	September 24, 2018	January 1, 2019
January 3, 2018	May 3, 2018	October 8, 2018	January 2, 2019
January 8, 2018	May 4, 2018	November 23, 2018	January 3, 2019
February 12, 2018	July 16, 2018	December 24, 2018
Malaysia
January 1, 2018	May 29, 2018	August 22, 2018	November 20, 2018
January 31, 2018	May 30, 2018	August 31, 2018	December 25, 2018
February 1, 2018	May 31, 2018	September 11, 2018	January 1, 2019
February 16, 2018	June 1, 2018	September 17, 2018
May 1, 2018	June 15, 2018	November 8, 2018
Mexico
January 1, 2018	March 29, 2018	November 2, 2018	December 25, 2018
February 5, 2018	March 30, 2018	November 19, 2018	January 1, 2019
March 19, 2018	May 1, 2018	December 12, 2018
Morocco
January 1, 2018	July 30, 2018	August 22, 2018	November 20, 2018
January 11, 2018	August 14, 2018	August 23, 2018	November 21, 2018
May 1, 2018	August 20, 2018	September 11, 2018	January 1, 2019
June 15, 2018	August 21, 2018	November 6, 2018
Netherlands
January 1, 2018	April 27, 2018	May 21, 2018	December 26, 2019
March 30, 2018	May 1, 2018	December 25, 2018
April 2, 2018	May 10, 2018	December 26, 2018
-A- 12

New Zealand
January 1, 2018	February 6, 2018	June 4, 2018	January 1, 2019
January 2, 2018	March 30, 2018	October 22, 2018	January 2, 2019
January 22, 2018	April 2, 2018	December 25, 2018
January 29, 2018	April 25, 2018	December 26, 2018
Norway
January 1, 2018	May 1, 2018	December 24, 2018	January 1, 2019
March 29, 2018	May 10, 2018	December 25, 2018
March 30, 2018	May 17, 2018	December 26, 2018
April 2, 2018	May 21, 2018	December 31, 2018
Peru
January 1, 2018	May 1, 2018	October 8, 2018	January 1, 2019
March 29, 2018	June 29, 2018	November 1, 2018
March 30, 2018	August 30, 2018	December 25, 2018
The Philippines
January 1, 2018	May 1, 2018	August 21, 2018	December 25, 2018
March 29, 2018	June 12, 2018	August 27, 2018	December 31, 2018
March 30, 2018	June 15, 2018	November 1, 2018	January 1, 2019
April 9, 2018	August 20, 2018	November 30, 2018
Poland
January 1, 2018	May 1, 2018	August 15, 2018	December 25, 2018
March 30, 2018	May 3, 2018	November 1, 2018	December 26, 2018
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019
Portugal
January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 26, 2018
Qatar
January 1, 2018	March 4, 2018	August 22, 2018	December 18, 2018
February 13, 2018	June 17, 2018	August 23, 2018	January 1, 2019
Russia
January 1, 2018	February 23, 2018	July 4, 2018	January 1, 2019
January 2, 2018	March 8, 2018	September 3, 2018	January 2, 2019
-A- 13

January 3, 2018	March 30, 2018	October 8, 2018	January 3, 2019
January 4, 2018	May 1, 2018	November 5, 2018	January 4, 2019
January 5, 2018	May 9, 2018	November 12, 2018
January 15, 2018	May 28, 2018	November 22, 2018
February 19, 2018	June 12, 2018	December 25, 2018
Singapore
January 1, 2018	May 1, 2018	August 9, 2018	December 25, 2018
February 16, 2018	May 29, 2018	August 22, 2018	January 1, 2019
March 30, 2018	June 15, 2018	November 7, 2018
South Africa
January 1, 2018	April 2, 2018	August 9, 2018	December 25, 2018
March 21, 2018	April 27, 2018	September 24, 2018	December 26, 2018
March 30, 2018	May 1, 2018	December 17, 2018	January 1, 2019
South Korea
January 1, 2018	May 7, 2018	September 24, 2018	December 25, 2018
February 15, 2018	May 22, 2018	September 25, 2018	December 31, 2018
February 16, 2018	June 6, 2018	September 26, 2018	January 1, 2019
March 1, 2018	June 13, 2018	October 3, 2018
May 1, 2018	August 15, 2018	October 9, 2018
Spain
January 1, 2018	April 2, 2018	August 15, 2018	December 26, 2018
March 19, 2018	May 1, 2018	October 12, 2018	January 1, 2019
March 29, 2018	May 31, 2018	November 1, 2018
March 30, 2018	July 25, 2018	December 25, 2018
Sweden
January 1, 2018	May 1, 2018	June 6, 2018	December 26, 2018
March 29, 2018	May 10, 2018	June 22, 2018	December 31, 2018
March 30, 2018	May 17, 2018	December 24, 2018	January 1, 2019
April 2, 2018	May 21, 2018	December 25, 2018
Switzerland
January 1, 2018	April 2, 2018	May 21, 2018	December 26, 2018
January 2, 2018	May 1, 2018	August 1, 2018	January 1, 2019
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March 30, 2018	May 10, 2018	December 25, 2018	January 2, 2019
Taiwan
January 1, 2018	February 20, 2018	May 1, 2018	December 31, 2018
February 15, 2018	February 28, 2018	June 18, 2018	January 1, 2019
February 16, 2018	April 4, 2018	September 24, 2018
February 19, 2018	April 5, 2018	October 10, 2018
Thailand
January 1, 2018	April 13, 2018	May 29, 2018	December 5, 2018
January 2, 2018	April 16, 2018	July 26, 2018	December 10, 2018
March 2, 2018	May 1, 2018	August 13, 2018	December 31, 2018
April 6, 2018	May 7, 2018	October 23, 2018	January 1, 2019
Turkey
January 1, 2018	June 15, 2018	August 23, 2018	January 1, 2019
April 23, 2018	August 20, 2018	August 24, 2018
May 1, 2018	August 21, 2018	August 30, 2018
June 14, 2018	August 22, 2018	October 29, 2018
United Arab Emirates
January 1, 2018	June 15, 2018	September 3, 2018	November 30, 2018
January 15, 2018	June 17, 2018	September 11, 2018	December 2, 2018
February 19, 2018	July 4, 2018	October 8, 2018	December 3, 2018
March 30, 2018	August 21, 2018	November 12, 2018	December 21, 2018
April 13, 2018	August 22, 2018	November 20, 2018	December 25, 2018
May 28, 2018	August 23, 2018	November 22, 2018	January 1, 2019
United States
January 1, 2018	March 30, 2018	September 3, 2018	November 22, 2018
January 15, 2018	May 28, 2018	October 8, 2018	December 25, 2018
February 19, 2018	July 4, 2018	November 12, 2018	January 1, 2019
Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/22/2017	1/2/2018	11
Britain	12/30/2016	1/9/2017	10
	4/11/2017	4/19/2017	8
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Country	Trade Date	Settlement Date	Number of Days to Settle
	4/12/2017	4/20/2017	8
	5/8/2017	5/16/2017	8
	5/10/2017	5/18/2017	8
	5/11/2017	5/19/2017	8
	5/23/2017	5/31/2017	8
	5/24/2017	6/1/2017	8
	12/21/2017	1/2/2018	12
	12/22/2017	1/3/2018	12
China	1/25/2017	2/7/2017	13
	1/26/2017	2/8/2017	13
	9/28/2017	10/9/2017	11
	9/29/2017	10/10/2017	11
Denmark	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Israel	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/28/2017	10/6/2017	8
Japan	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8
Norway	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Russia	12/29/2016	1/10/2017	12
	12/30/2016	1/11/2017	12
South Korea	4/28/2017	5/8/2017	10
	9/29/2017	10/11/2017	12
	10/2/2017	10/12/2017	10
Spain	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Turkey	8/28/2017	9/6/2017	9
	8/29/2017	9/7/2017	9
United Arab Emirates	8/30/2017	9/7/2017	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/21/2018	1/2/2019	12
Britain	3/28/2018	4/5/2018	8
	5/4/2018	5/15/2018	11
	5/8/2018	5/16/2018	8
	12/21/2018	1/7/2019	17
Chile	9/14/2018	9/24/2018	10
China	2/14/2018	2/26/2018	12
	3/29/2018	4/9/2018	11
	9/28/2018	10/10/2018	12
Czech	12/21/2018	12/31/2018	10
Denmark	3/28/2018	4/5/2018	8
	12/21/2018	1/2/2019	12
Egypt	8/20/2018	8/28/2018	8
Finland	12/21/2018	12/31/2018	10
Hong Kong	2/14/2018	2/26/2018	12
	3/29/2018	4/9/2018	11
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Country	Trade Date	Settlement Date	Number of Days to Settle
	9/28/2018	10/10/2018	12
	12/21/2018	1/2/2019	12
India	3/28/2018	4/5/2018	8
	11/19/2018	11/27/2018	8
Israel	4/18/2018	4/27/2018	9
	9/17/2018	9/25/2018	8
Japan	12/29/2017	1/9/2018	11
	4/27/2018	5/7/2018	10
	12/28/2018	1/8/2019	11
Malaysia	5/28/2018	6/6/2018	9
Morocco	8/17/2018	8/28/2018	11
Norway	3/28/2018	4/5/2018	8
	12/21/2018	1/2/2019	12
Russia	12/29/2017	1/10/2018	12
	12/31/2018	1/9/2019	9
South Korea	9/21/2018	10/1/2018	10
Spain	3/28/2018	4/5/2018	8
Sweden	12/21/2018	1/2/2019	12
Taiwan	2/14/2018	2/23/2018	9
Turkey	8/17/2018	8/29/2018	12
United Arab Emirates	8/20/2018	8/28/2018	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
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APPENDIX B
As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.
I.	Index and Security Futures Contracts
A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).
II.	Futures Contracts on Foreign Currencies
A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.
III.	Margin Payments
Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
IV.	Risks of Transactions in Futures Contracts
There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the
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futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by
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the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
V.	Options on Futures Contracts
The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.
Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
VI.	Other Matters
The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator”. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Funds under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator with respect to the Funds under such Act. In order to continue to claim exclusion from registration as a “commodity pool operator” with respect to the Funds, each Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
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APPENDIX C
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured
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obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
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“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
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Local Currency and Foreign Currency Risks - S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
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“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
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Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale/ the rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
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An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that will exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
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APPENDIX D
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Appendix D

2017 NT SRI U.S. Proxy Voting Guidelines

INTRODUCTION	8

1. BOARD OF DIRECTORS	9

1A. UNCONTESTED ELECTION OF DIRECTORS	10

1a-1. Board Accountability	10

1a-2. Board Responsiveness	13

1a-3. Director Independence	14

1a-4. Director Diversity/Competence	14

2017 Categorization of Directors	15

1B. BOARD-RELATED MANAGEMENT PROPOSALS	17

1b-1. Classification/Declassification of the Board	17

1b-2. Majority Vote Threshold for Director Elections	18

1b-3. Cumulative Voting	18

1b-4. Director and Officer Liability Protection	18

1b-5. Director and Officer Indemnification	18

1b-6. Shareholder Ability to Remove Directors/Fill Vacancies	19

1b-7. Board Size	19

1b-8. Establish/Amend Nominee Qualifications	19

1b-9. Term Limits	20

1b-10. Age Limits	20

1C. BOARD-RELATED SHAREHOLDER PROPOSALS/INITIATIVES	20

1c-1. Proxy Contests/Proxy Access- Voting for Director Nominees in Contested Elections	20

1c-2. Annual Election (Declassification) of the Board	20

1c-3. Majority Threshold Voting Shareholder Proposals	20

1c-4. Cumulative Voting	21

1c-5. Majority of Independent Directors	21

1c-6. Establishment of Independent Committees	21

1c-7. Independent Board Chair	21

1c-8. Establishment of Board Committees	21

1c-9. Establish/Amend Nominee Qualifications	22

1c-10. Board Policy on Shareholder Engagement	22

1c-11. Proxy Access	22

1c-12. Term Limits	23

1c-13. Age Limits	23

1c-14. CEO Succession Planning	23

1c-15. Vote No Campaigns	23

2. RATIFICATION OF AUDITORS	24

2A. AUDITOR-RELATED SHAREHOLDER PROPOSALS	24

2a-1. Ratify Auditors/Ensure Auditor Independence	24

2a-2. Auditor Rotation	24

3. TAKEOVER DEFENSES / SHAREHOLDER RIGHTS	25

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3A. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS-RELATED MANAGEMENT PROPOSALS	25

3a-1. Poison Pills (Shareholder Rights Plans)	25

3a-2. Net Operating Loss (NOL) Poison Pills/Protective Amendments	26

3a-3. Supermajority Shareholder Vote Requirements	27

3a-4. Shareholder Ability to Call a Special Meeting	27

3a-5. Shareholder Ability to Act by Written Consent	27

3a-6. Advance Notice Requirements for Shareholder Proposals/Nominations	28

3a-7. Fair Price Provisions	28

3a-8. Greenmail	28

3a-9. Confidential Voting	29

3a-10. Control Share Acquisition Provisions	29

3a-11. Control Share Cash-Out Provisions	29

3a-12. Disgorgement Provisions	30

3a-13. State Takeover Statutes	30

3a-14. Freeze-Out Provisions	30

3a-15. Reincorporation Proposals	30

3a-16. Amend Bylaws without Shareholder Consent	30

3a-17. Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	31

3B. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS-RELATED SHAREHOLDER PROPOSALS	31

3b-1. Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy	31

3b-2. Reduce Supermajority Vote Requirements	32

3b-3. Remove Antitakeover Provisions	32

3b-4. Reimburse Proxy Solicitation Expenses	32

4. MISCELLANEOUS GOVERNANCE PROVISIONS	33

4a. Bundled Proposals	33

4b. Adjourn Meeting	33

4c. Changing Corporate Name	33

4d. Amend Quorum Requirements	33

4e. Amend Minor Bylaws	33

4f. Other Business	33

5. CAPITAL STRUCTURE	34

5a. Common Stock Authorization	34

5b. Issue Stock for Use with Rights Plan	35

5c. Stock Distributions: Splits and Dividends	35

5d. Reverse Stock Splits	35

5e. Preferred Stock Authorization	35

5f. Adjustments to Par Value of Common Stock	36

5g. Unequal Voting Rights/Dual Class Structure	36

5h. Preemptive Rights	37

5i. Debt Restructurings	37

5j. Share Repurchase Programs	38

5k. Conversion of Securities	38

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5l. Recapitalization	38

5m. Tracking Stock	38

6. EXECUTIVE AND DIRECTOR COMPENSATION	39

6A. CRITERIA FOR EVALUATING EXECUTIVE PAY	40

6a-1. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals	44

6a-2. Frequency of Advisory Vote on Executive Compensation – Management Say on Pay	44

6a-3. Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	45

6a-4. Equity-Based Incentive Plans	46

6a-4(a). Plan Cost	47

6a-4(b). Repricing Provisions	47

6a-4(c). Pay-for-Performance Misalignment – Application to Equity Plans	48

6a-4(d). Grant Practices	48

6a-4(e). Liberal Definition of Change-in-Control	48

6B. OTHER COMPENSATION PLANS	49

6b-1. Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	49

6b-2. Employee Stock Purchase Plans (ESPPs)	49

6b-2(a). Qualified Plans	50

6b-2(b). Non-Qualified Plans	50

6b-3. Employee Stock Ownership Plans (ESOPs)	50

6b-4. Option Exchange Programs/Repricing Options	51

6b-5. Stock Plans in Lieu of Cash	51

6b-6. Transfer Stock Option (TSO) Programs	52

6b-7. 401(k) Employee Benefit Plans	52

6b-8. Severance Agreements for Executives/Golden Parachutes	52

6C. DIRECTOR COMPENSATION	53

6c-1. Shareholder Ratification of Director Pay Programs	54

6c-2. Equity Plans for Non-Employee Directors	54

6c-3. Outside Director Stock Awards/Options in Lieu of Cash	54

6c-4. Director Retirement Plans	55

6D. SHAREHOLDER PROPOSALS ON COMPENSATION	55

6d-1. Increase Disclosure of Executive Compensation	55

6d-2. Limit Executive Compensation	55

6d-3. Stock Ownership Requirements	55

6d-4. Prohibit/Require Shareholder Approval for Option Repricing	56

6d-5. Severance Agreements/Golden Parachutes	56

6d-6. Cash Balance Plans	56

6d-7. Performance-Based Equity Awards	56

6d-8. Pay for Superior Performance	57

6d-9. Link Compensation to Non-Financial Factors	57

6d-10. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals	58

6d-11. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	58

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6d-12. Tax Gross-up Proposals	58

6d-13. Compensation Consultants - Disclosure of Board or Company’s Utilization	59

6d-14. Golden Coffins/Executive Death Benefits	59

6d-15. Recoup Bonuses	59

6d-16. Adopt Anti-Hedging/Pledging/Speculative Investments Policy	59

6d-17. Bonus Banking	59

6d-18. Hold Equity Past Retirement or for a Significant Period of Time	59

6d-19. Non-Deductible Compensation	60

6d-20. Pre-Arranged Trading Plans (10b5-1 Plans)	60

7. MERGERS AND CORPORATE RESTRUCTURINGS	61

7a. Mergers and Acquisitions	61

7b. Corporate Reorganization/Restructuring Plans (Bankruptcy)	62

7c. Spin-offs	62

7d. Asset Purchases	62

7e. Asset Sales	62

7f. Liquidations	62

7g. Joint Ventures	62

7h. Appraisal Rights	63

7i. Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)	63

7j. Private Placements/Warrants/Convertible Debentures	63

7k. Formation of Holding Company	64

7l.Value Maximization Shareholder Proposals	64

8. SOCIAL AND ENVIRONMENTAL PROPOSALS	65

8A. DIVERSITY AND EQUALITY	66

8a-1. Add Women and Minorities to the Board	66

8a-2. Report on the Distribution of Stock Options by Gender and Race	66

8a-3. Prepare Report/Promote EEOC-Related Activities	67

8a-4. Report on Progress Towards Glass Ceiling Commission Recommendations	67

8a-5. Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity	67

8a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising	68

8B. LABOR AND HUMAN RIGHTS	68

8b-1. Codes of Conduct and Vendor Standards	69

8b-2. Adopt/Report on MacBride Principles	69

8b-3. Community Impact Assessment/Indigenous Peoples’ Rights	70

8b-4. Report on Risks of Outsourcing	70

8b-5. Report on the Impact of Health Pandemics on Company Operations	70

8b-6. Operations in High Risk Markets	71

8b-6(a). Reports on Operations in Burma/Myanmar	71

8b-6(b). Reports on Operations in China	72

8b-6(c). Product Sales to Repressive Regimes	72

8b-6(d). Internet Privacy/Censorship and Data Security	72

8b-7. Disclosure on Plant Closings	73

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8C. ENVIRONMENT	73

8c-1. Environmental/Sustainability Reports	73

8c-2. Climate Change/Greenhouse Gas Emissions	74

8c-3. Invest in Clean/Renewable Energy	75

8c-4. Energy Efficiency	75

8c-5. Operations in Environmentally Sensitive Areas	75

8c-5(a). Canadian Oil Sands	75

8c-5(b). Arctic National Wildlife Refuge	76

8c-6. Hydraulic Fracturing	76

8c-7. Phase Out Chlorine-Based Chemicals	76

8c-8. Land Procurement and Development	77

8c-9. Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)	77

8c-10. Adopt a Comprehensive Recycling Policy	77

8c-11. Nuclear Energy	77

8c-12. Water Use	77

8c-13. Kyoto Protocol Compliance	78

8D. HEALTH AND SAFETY	78

8d-1. Toxic Materials	78

8d-2. Product Safety	78

8d-3. Workplace/Facility Safety	78

8d-4. Report on Handgun Safety Initiatives	78

8d-5. Phase-out or Label Products Containing Genetically Engineered Ingredients	79

8d-6. Tobacco-related Proposals	79

8d-7. Adopt Policy/Report on Drug Pricing	80

8E. GOVERNMENT AND MILITARY	81

8e-1. Prepare Report to Renounce Future Landmine Production	81

8e-2. Prepare Report on Foreign Military Sales	81

8e-3. Depleted Uranium/Nuclear Weapons	81

8e-4. Adopt Ethical Criteria for Weapons Contracts	81

8F. ANIMAL WELFARE	82

8f-1. Animal Rights/Testing	82

8G. POLITICAL AND CHARITABLE GIVING	82

8g-1. Lobbying Efforts	82

8g-2. Political Contributions/Non-Partisanship	83

8g-3. Charitable Contributions	83

8g-4. Disclosure on Prior Government Service	83

8H. CONSUMER LENDING AND ECONOMIC DEVELOPMENT	84

8h-1. Adopt Policy/Report on Predatory Lending Practices	84

8h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt	84

8h-3. Community Investing	84

8I. MISCELLANEOUS	85

8i-1. Adult Entertainment	85

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8i-2. Abortion/Right to Life Issues	85

8i-3. Anti-Social Proposals	85

8i-4. Violence and Adult Themes in Video Games	85

9. MUTUAL FUND PROXIES	86

9a. Election of Trustees and Directors	86

9b. Investment Advisory Agreement	86

9c. Changing a Fundamental Restriction to a Non-fundamental Restriction	86

9d. Change Fundamental Investment Objective to Non-fundamental	86

9e. Distribution Agreements	86

9f. Approving New Classes or Series of Shares	87

9g. Convert closed-end fund to open-end fund	87

9h. Proxy Contests	87

9i. Preferred Stock Proposals	87

9j. Mergers	87

9k. Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	87

9l. Change in Fund’s Subclassification	88

9m. Changing the Domicile of a Fund	88

9n. Disposition of Assets/Termination/Liquidation	88

9o. Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	88

9p. Name Change Proposals	88

9q. 1940 Act Policies	88

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INTRODUCTION

Northern Trust recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Northern Trust has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

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1. BOARD OF DIRECTORS

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

›	The board’s principal functions are widely agreed to consist of the following:
›	To select, evaluate, and if necessary replace management, including the chief executive officer;
›	To review and approve major strategies and financial objectives;
›	To advise management on significant issues;
›	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
›	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Northern Trust classifies directors as either inside directors, affiliated directors, or independent directors.

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1a. Uncontested Election of Directors

Northern Trust Policy: Vote on director nominees on a case-by-case basis.

Four broad principles apply when determining votes on director nominees:

1.	Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1a-1. Board Accountability

Vote against/withhold from the entire board of directors, (except new nominees, who should be considered on a case-by-case basis) if:

1a-1(a). Problematic Takeover Defenses

Classified Board Structure:

›	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

›	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a dual-class capital structure, and/or a non-shareholder approved poison pill.

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Poison Pills:

›	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against/withhold every year until this feature is removed.
›	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote. Review such companies with classified boards yearly, and such companies with annually-elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill.
›	The board makes a material adverse change to an existing poison pill without shareholder approval.
›	Vote case-by-case on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors: a) the date of the pill‘s adoption relative to the date of the next meeting of shareholders - i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances; b) the issuer‘s rationale; c) the issuer’s governance structure and practices; and d) the issuer’s track record of accountability to shareholders.

1a-1(b). Problematic Audit-Related Practices

Vote against/withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive (i.e. more than 50 percent of the total fees paid to the auditor are attributable to non-audit work);
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration of such practices, as well as the company’s efforts at remediation or corrective actions, in determining whether against/withhold votes are warranted.

1a-1(c). Problematic Compensation Practices/Pay-for-Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (see Pay-for-Performance policy);
›	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders;
›	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
›	The company fails to submit one-time transfers of stock options to a shareholder vote; or
›	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

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›	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

1a-1(d). Environmental, Social and Governance (ESG) Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
›	Failure to replace management as appropriate; or
›	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1a-1(e). Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders’ rights caused by the provision;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

1a-1(f). Restriction of Binding Shareholder Proposals

Generally vote against or withhold from members of the governance committee if:

›	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirement in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

1a-2. Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

›	The board failed to act on takeover offers where the majority of shares are tendered;
›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;

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›	Northern Trust’s analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

1a-3. Director Independence

Vote against/withhold from all the entire slate if the full board is less than majority independent.

Vote against/withhold from Inside Directors and Affiliated Outside Directors (per Categorization of Directors) when:

›	The inside or affiliated outside director serves on any of the three key committees; audit, compensation, or nominating;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1a-4. Director Diversity/Competence

Board Diversity

Vote against /withhold from individual directors (except new nominees) who:

›	Serve as members of the nominating committee and have failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, vote against/withhold votes from the entire board of directors.

Competence

Attendance at Board and Committee Meetings

›	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	If the director’s total service was three meetings or fewer and the director missed only one meeting.

›	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors

2 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[3].

2017 Categorization of Directors

1.     Inside Director (I)

1.1.    Current employee or current officer[i] of the company or one of its affiliatesii.

1.2.    Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if  voting power is distributed among more than one member of a group).

1.3.    Director named in the Summary Compensation Table (excluding former interim officers).

2.     Affiliated Outside Director (AO)

Board Attestation

2.1.    Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.    Former CEO of the companyiii,iv.

2.3.    Former CEO of an acquired company within the past five yearsiv.

2.4.    Former interim officer if the service was longer than 18 months. If the service was between 12 and
 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.    Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

2.6.    Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the  parent/predecessor within the past five years.

2.7.    Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.   Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.9.   Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.13. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, Northern Trust will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2.14. Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15. Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16. Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17. Founderxi of the company but not currently an employee.

2.18. Any materialxii relationship with the company.

3.     Independent Outside Director (IO)

3.1.  No materialxii connection to the company other than a board seat.

Footnotes:

[i] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Northern Trust uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Northern Trust will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v] Northern Trust will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Northern Trust will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its

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directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Northern Trust will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Northern Trust may deem him or her an independent outsider.

xii For purposes of Northern Trust’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

1b. Board-Related Management Proposals

1b-1. Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Northern Trust recommends against the adoption of classified boards.

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Northern Trust Policy:
›	Vote for proposals to repeal classified boards and to elect all directors annually.
›	Vote against proposals to classify (stagger) the board of directors.

1b-2. Majority Vote Threshold for Director Elections

Northern Trust Policy: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

1b-3. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Northern Trust Policy: Vote against management proposals to eliminate cumulative voting.

1b-4. Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Northern Trust recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Northern Trust believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated on a case-by-case basis consistent with this philosophy using Delaware law as the standard. Northern Trust may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but may oppose management proposals and support shareholder proposals in light of promoting director accountability.

Northern Trust Policy: Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for: (i) a breach of the duty of care; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) the payment of unlawful dividends; or (v) the receipt of improper personal benefits.

1b-5. Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification, directors may still be liable for an act or omission, but the company will bear the expense. Northern Trust may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

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Northern Trust Policy:
›	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
›	Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.
›	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company; and (ii) only if the director’s legal expenses would be covered.

1b-6. Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Northern Trust Policy:
›	Vote against proposals that provide that directors may be removed only for cause.
›	Vote for proposals to restore shareholder ability to remove directors with or without cause.
›	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
›	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1b-7. Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Northern Trust supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Northern Trust Policy:
›	Vote for proposals that seek to fix the size of the board.
›	Vote case-by-case on proposals that seek to change the size or range of the board.
›	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

1b-8. Establish/Amend Nominee Qualifications

Northern Trust Policy: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

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1b-9. Term Limits

Northern Trust Policy: Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

1b-10. Age Limits

Northern Trust Policy: Vote against management proposal to limit the tenure of outside directors through mandatory retirement ages.

1c. Board-Related Shareholder Proposals/Initiatives

1c-1. Proxy Contests/Proxy Access- Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Northern Trust Policy: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
›	Long-term financial performance of the target company relative to its industry;
›	Management’s track record;
›	Background to the proxy contest;
›	Qualifications of director nominees (both slates);
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates);
›	Stock ownership positions; and
›	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

1c-2. Annual Election (Declassification) of the Board

Northern Trust Policy: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

1c-3. Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Northern Trust believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Northern Trust Policy: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

1c-4. Cumulative Voting

Northern Trust Policy: Vote for shareholder proposals to restore or permit cumulative voting.

1c-5. Majority of Independent Directors

Northern Trust believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Northern Trust will cast votes in a manner that shall encourage the independence of boards.

Northern Trust Policy:
›	Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Northern Trust’s definition of independence.
›	Vote for shareholder proposals to strengthen the definition of independence for board directors.

1c-6. Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Northern Trust believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Northern Trust Policy: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

1c-7. Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Northern Trust recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Northern Trust Policy: Vote for shareholder proposals that would require the board chair to be independent of management.

1c-8. Establishment of Board Committees

Northern Trust Policy: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

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›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

1c-9. Establish/Amend Nominee Qualifications

Northern Trust Policy: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

1c-10. Board Policy on Shareholder Engagement

Northern Trust Policy: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director (according to Northern Trust’s definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

1c-11. Proxy Access

Northern Trust supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Northern Trust Policy: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

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›	Company-specific factors; and

›	Proposal-specific factors, including:
›	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
›	The maximum proportion of directors that shareholders may nominate each year; and
›	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

1c-12. Term Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Northern Trust Policy: Vote against shareholder proposals to limit the tenure of outside directors. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

1c-13. Age Limits

Northern Trust Policy: Vote against shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

1c-14. CEO Succession Planning

Northern Trust Policy: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

1c-15. Vote No Campaigns

Northern Trust Policy: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Northern Trust will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Northern Trust Policy: Vote for proposals to ratify auditors, unless any of the following apply:

›	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

2a. Auditor-Related Shareholder Proposals

2a-1. Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Northern Trust believes that shareholders should have the ability to ratify the auditor on an annual basis.

Northern Trust Policy:
›	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
›	Vote for proposals that ask a company to adopt a policy on auditor independence.
›	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

2a-2. Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Northern Trust supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Northern Trust also believes that the long tenure of audit firms at U.S. companies can be problematic.

Northern Trust Policy: Vote for shareholder proposals to rotate company’s auditor every five years or more. Northern Trust believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3. TAKEOVER DEFENSES / SHAREHOLDER RIGHTS

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

3a. Takeover Defenses and Shareholder Rights-Related Management Proposals

3a-1. Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Northern Trust Policy: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20% trigger, flip-in or flip-over provision;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

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›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and
›	The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

3a-2. Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Northern Trust acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Northern Trust will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Northern Trust Policy: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

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›	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
›	Any other factors that may be applicable.

3a-3. Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Northern Trust Policy:
›	Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.
›	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

3a-4. Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Northern Trust Policy:
›	Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.
›	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

3a-5. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Service Recommendation:
›	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
›	Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

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›	Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[4] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

3a-6. Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Northern Trust Policy: Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

3a-7. Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Northern Trust Policy:
›	Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
›	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3a-8. Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

4 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Northern Trust Policy:
›	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
›	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3a-9. Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Northern Trust Policy: Vote for management proposals to adopt confidential voting.

3a-10. Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Northern Trust Policy:
›	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
›	Vote against proposals to amend the charter to include control share acquisition provisions.
›	Vote for proposals to restore voting rights to the control shares.

3a-11. Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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Northern Trust Policy: Vote for proposals to opt out of control share cash-out statutes.

3a-12. Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Northern Trust Policy: Vote for proposals to opt out of state disgorgement provisions.

3a-13. State Takeover Statutes

Northern Trust Policy: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Northern Trust would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

3a-14. Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Northern Trust Policy: Vote for proposals to opt out of state freeze-out provisions.

3a-15. Reincorporation Proposals

Northern Trust Policy: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
›	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Northern Trust will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

3a-16. Amend Bylaws without Shareholder Consent

Northern Trust Policy: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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3a-17. Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Beginning in 2011, companies began to adopt bylaw provisions intended to limit the venue for shareholder lawsuits to the jurisdiction of incorporation. More recently, companies and their advisers have proposed other types of bylaws intended to limit shareholders’ litigation rights. Most notably, a May 2014 Delaware Supreme Court decision opened the door to the adoption by companies of bylaws that would require a shareholder plaintiff who sues the company unsuccessfully to pay the defendant company’s litigation expenses. Although the Delaware legislature was widely expected to enact legislation limiting the applicability of the Supreme Court’s decision to non-stock corporations, the legislature has not yet done so, and several publicly traded Delaware corporations have already adopted fee-shifting bylaws by way of a board resolution.

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Northern Trust Policy: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

›	The company’s stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
›	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under SRI’s policy on Unilateral Bylaw/Charter Amendments and Problematic Capital Structures.

3b. Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

3b-1. Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Northern Trust Policy: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: a) a shareholder approved poison pill in place; or b) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

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If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

3b-2. Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Northern Trust Policy:
›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

3b-3. Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Northern Trust Policy: Vote for shareholder proposals that seek to remove antitakeover provisions.

3b-4. Reimburse Proxy Solicitation Expenses

Northern Trust Policy: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors;
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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4. MISCELLANEOUS GOVERNANCE PROVISIONS

4a. Bundled Proposals

Northern Trust Policy: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4b. Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Northern Trust Policy:
›	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
›	Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

4c. Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Northern Trust Policy: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

4d. Amend Quorum Requirements

Northern Trust Policy: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

4e. Amend Minor Bylaws

Northern Trust Policy: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

4f. Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Northern Trust Policy: Generally vote against other business proposals.

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5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Northern Trust Policy: Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

If, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval, Northern Trust will generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares.

›	Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›	Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

›	Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

›	Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include:

›	Past Board Performance;
›	The company’s use of authorized shares during the last three years.

›	The Current Request;
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by Northern Trust (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Northern Trust will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that Northern Trust is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

5b. Issue Stock for Use with Rights Plan

Northern Trust Policy: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

5c. Stock Distributions: Splits and Dividends

Northern Trust Policy: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Northern Trust’ Common Stock Authorization policy.

5d. Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Northern Trust Policy:
›	Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
›	Vote against proposals when there is not a proportionate reduction of authorized shares, unless:
›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Northern Trust’s Common Stock Authorization policy.

5e. Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion — with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a device to thwart hostile takeovers without shareholder approval.

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Northern Trust Policy:
›	Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
›	Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
›	Vote on a case-by-case basis all other proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include:
›	Past Board Performance;
›	The company’s use of authorized preferred shares during the last three years.
›	The Current Request;
›	Disclosure in the proxy statement of specific reasons for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders for not approving the request;
›	In instances where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable cap generated by Northern Trust’s quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

Northern Trust Policy:
›	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
›	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
›	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
›	Vote for requests to require shareholder approval for blank check authorizations.

5f. Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Northern Trust Policy:
›	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
›	Vote for management proposals to eliminate par value.

5g. Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

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Northern Trust Policy: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

5h. Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Northern Trust Policy: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

5i. Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

›	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
›	Change in Control—Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?
›	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
›	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
›	Conflict of interest—arm’s length transactions and managerial incentives;
›	Management’s efforts to pursue other alternatives.

Northern Trust Policy:
›	Review on a case-by-case basis proposals regarding debt restructurings.
›	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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5j. Share Repurchase Programs

Northern Trust Policy: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

5k. Conversion of Securities

Northern Trust Policy: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5l. Recapitalization

Northern Trust Policy: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: Whether the capital structure is simplified ;
›	Liquidity is enhanced;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest;
›	Other alternatives considered.

5m. Tracking Stock

Northern Trust Policy: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans;
›	Alternatives such as spin-offs.

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6. EXECUTIVE AND DIRECTOR COMPENSATION

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Northern Trust believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

›	Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.
›	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.
›	Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.
›	Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.
›	Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

›	Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.
›

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula

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should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.
›	Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.
›	Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.
›	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
›	Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.
›	Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.
›	Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

6a. Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Northern Trust conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 index, this analysis considers the following:

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Pay-for-Performance Elements:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.[5]

›	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

›	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements:

›	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median.

›	Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
›	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
›	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

5 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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Non-Performance based Compensation Elements Pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

›	Egregious employment contracts:
›	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
›	New CEO with overly generous new-hire package:
›	Excessive “make whole” provisions without sufficient rationale;
›	Any of the problematic pay practices listed under this policy.
›	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
›	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.
›	Egregious pension/SERP (supplemental executive retirement plan) payouts:
›	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;
›	Inclusion of performance-based equity or other long-term awards in the pension calculation.
›	Excessive Perquisites:
›	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
›	Extraordinary relocation benefits (including home buyouts);
›	Excessive amounts of perquisites compensation.
›	Excessive severance and/or change in control provisions:
›	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
›	New or extended arrangements that provide for change-in-control payments without involuntary job loss or substantial diminution of job duties (single-triggered or modified single-triggered, where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);
›	New or extended employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;
›	Excessive payments upon an executive’s termination in connection with performance failure;
›	Liberal change-in-control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.
›	Tax Reimbursements/Gross-ups: Excessive reimbursement of income taxes on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above).
›	Dividends or dividend equivalents paid on unvested performance shares or units.
›	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.
›	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO).
›	Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

›	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

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Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions;
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors on a case-by-case basis when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company.
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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6a-1. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the MSOP proposal rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Northern Trust will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating MSOP proposals, Northern Trust will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Northern Trust Policy: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

›	Vote against management say on pay (MSOP) proposals if:
›	There is a misalignment between CEO pay and company performance (pay-for-performance);
›	The company maintains problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

›	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

›	Vote against an equity plan on the ballot if:
›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
›	Magnitude of pay misalignment;
›	Contribution of non-performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

6a-2. Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

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Northern Trust will recommend a vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Northern Trust supports an annual MSOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Northern Trust Policy: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

6a-3. Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Northern Trust places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Northern Trust Policy: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Northern Trust will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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6a-4. Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Northern Trust Policy: Vote case-by-case on equity-based compensation plans6 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);

6 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

6a-4(a). Plan Cost

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.7

6a-4(b). Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

7 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

6a-4(c). Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Northern Trust may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;
›	Contribution of non–performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

6a-4(d). Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

6a-4(e). Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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6b. Other Compensation Plans

6b-1. Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Northern Trust Policy: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per Northern Trust’s Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per Northern Trust’s Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›	If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
›	If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
›	If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

6b-2. Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

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6b-2(a). Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program Therefore, some companies offer nonqualified ESPPs.

Northern Trust Policy: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

6b-2(b). Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Northern Trust Policy: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

6b-3. Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

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The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Northern Trust Policy: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

6b-4. Option Exchange Programs/Repricing Options

Northern Trust Policy: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing – was the stock price decline beyond management’s control?
›	Is this a value-for-value exchange?
›	Are surrendered stock options added back to the plan reserve?
›	Option vesting – does the new option vest immediately or is there a black-out period?
›	Term of the option – the term should remain the same as that of the replaced option;
›	Exercise price – should be set at fair market or a premium to market;
›	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing.

Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

6b-5. Stock Plans in Lieu of Cash

Northern Trust Policy:
›	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
›	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
›	Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Northern Trust will not make any adjustments to carve out the in-lieu-of cash compensation.

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6b-6. Transfer Stock Option (TSO) Programs

Northern Trust Policy: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following: 1) Eligibility; 2) Vesting; 3) Bid-price; 4) Term of options; 5) Cost of the program and impact of the TSOs on company’s total option expense; 6) Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

6b-7. 401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Northern Trust Policy: Vote for proposals to implement a 401(k) savings plan for employees.

6b-8. Severance Agreements for Executives/Golden Parachutes

Northern Trust Policy: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;

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›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

6c. Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Northern Trust recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

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6c-1. Shareholder Ratification of Director Pay Programs

Northern Trust Policy: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

6c-2. Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Northern Trust Policy: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three year burn rate relative to its industry/market cap peers; and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirement;
›	Equity award vesting schedules ;
›	The mix of cash and equity-based compensation ;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites ;
›	The quality of disclosure surrounding director compensation .

6c-3. Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

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Northern Trust Policy: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

6c-4. Director Retirement Plans

Northern Trust Policy:
›	Vote against retirement plans for non-employee directors.
›	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

6d. Shareholder Proposals on Compensation

6d-1. Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Northern Trust Policy: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

6d-2. Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Northern Trust Policy:
›	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
›	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

6d-3. Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Northern Trust Policy: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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6d-4. Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Northern Trust does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Northern Trust Policy:
›	Vote for shareholder proposals seeking to limit repricing.
›	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

6d-5. Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Northern Trust Policy: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6d-6. Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Northern Trust Policy:
›	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
›	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

6d-7. Performance-Based Equity Awards

Northern Trust supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Northern Trust supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Northern Trust Policy: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

6d-8. Pay for Superior Performance

Northern Trust Policy: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

›	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
›	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

6d-9. Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be

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incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Northern Trust Policy:
›	Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.
›	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

6d-10. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Northern Trust Policy: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

6d-11. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Northern Trust Policy: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

›	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;
›	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

6d-12. Tax Gross-up Proposals

Northern Trust Policy: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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6d-13. Compensation Consultants - Disclosure of Board or Company’s Utilization

Northern Trust Policy: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

6d-14. Golden Coffins/Executive Death Benefits

Northern Trust Policy: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

6d-15. Recoup Bonuses

Northern Trust Policy: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

›	If the company has adopted a formal recoupment bonus policy;
›	If the company has chronic restatement history or material financial problems;
›	If the company’s policy substantially addresses the concerns raised by the proponent.

6d-16. Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Northern Trust Policy: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

6d-17. Bonus Banking

Northern Trust Policy: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

6d-18. Hold Equity Past Retirement or for a Significant Period of Time

Northern Trust Policy: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;

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›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

6d-19. Non-Deductible Compensation

Northern Trust Policy: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

6d-20. Pre-Arranged Trading Plans (10b5-1 Plans)

Northern Trust Policy: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7a. Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Northern Trust Policy: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

›	Valuation - is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;
›	Market reaction - how has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
›	Strategic rationale - does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;
›	Negotiations and process - were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
›	Conflicts of interest - are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
›	Governance - will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
›	Stakeholder impact - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Votes on Special Purpose Acquisition Corporation (SPAC) mergers and acquisitions are considered on a case-by-case basis taking into account: a) valuation; b) market reaction; c) deal timing; d) negotiations and process; e) conflicts of interest; f) voting agreements; and g) post-merger governance.

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7b. Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Northern Trust Policy: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization;
›	Governance of the reorganized company.

7c. Spin-offs

Northern Trust Policy: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

7d. Asset Purchases

Northern Trust Policy: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

7e. Asset Sales

Northern Trust Policy: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

7f. Liquidations

Northern Trust Policy: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

7g. Joint Ventures

Northern Trust Policy: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

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7h. Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Northern Trust Policy: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i. Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Northern Trust Policy: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

7j. Private Placements/Warrants/Convertible Debentures

Northern Trust Policy: Vote case-by-case on proposals regarding private placements taking into consideration:
›	Dilution to existing shareholders’ position.
›	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
›	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
›	When evaluating the magnitude of a private placement discount or premium, Northern Trust will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.
›	Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.
›	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
›	Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.
›	Minority versus majority ownership and corresponding minority discount or majority control premium
›	Conflicts of interest
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
›	Market reaction

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›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

7k. Formation of Holding Company

Northern Trust Policy:
›	Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.
›	Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

7l.Value Maximization Shareholder Proposals

Northern Trust Policy: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management;
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution;
›	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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8. SOCIAL AND ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;
›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Northern Trust Policy: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Northern Trust will analyze the following factors:

›	Whether the proposal itself is well framed and reasonable;
›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
›	Whether the subject of the proposal is best left to the discretion of the board;
›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Northern Trust supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Northern Trust supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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8a. Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

›	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
›	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
›	The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;
›	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;
›	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;
›	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;
›	A commitment to diversity in the workforce can lead to superior financial returns.

8a-1. Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Northern Trust Policy:
›	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.
›	Vote for shareholder proposals asking for reports on board diversity.
›	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

8a-2. Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

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Northern Trust Policy: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

8a-3. Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Northern Trust Policy:
›	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
›	Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
›	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
›	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

8a-4. Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Northern Trust Policy:
›	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
›	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

8a-5. Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

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Northern Trust Policy:

›	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
›	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
›	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

8a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Northern Trust Policy: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

8b. Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Northern Trust generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

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8b-1. Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 185 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 185 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Northern Trust Policy:
›	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
›	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
›	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).
›	Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
›	Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
›	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
›	Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
›	Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

8b-2. Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

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Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Northern Trust Policy: Vote for shareholder proposals to report on or implement the MacBride Principles.

8b-3. Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Northern Trust Policy: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

8b-4. Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Northern Trust Policy: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

8b-5. Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

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Northern Trust Policy: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

8b-6. Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Northern Trust Policy: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws;
›	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

8b-6(a). Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Northern Trust Policy:
›	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
›	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
›	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

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8b-6(b). Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Northern Trust Policy:
›	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
›	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

8b-6(c). Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Northern Trust Policy:
›	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
›	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

8b-6(d). Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

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More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Northern Trust Policy: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

›	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
›	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
›	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
›	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
›	The level of controversy or litigation related to the company’s international human rights policies and procedures.

8b-7. Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Northern Trust usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Northern Trust recommends against the proposal.

Northern Trust Policy: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

8c. Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

8c-1. Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly,

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companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres, (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Northern Trust Policy:
›	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
›	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
›	Vote for shareholder proposals seeking the preparation of sustainability reports.
›	Vote for shareholder proposals to study or implement the CERES principles.
›	Vote for shareholder proposals to study or implement the Equator Principles.

8c-2. Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Northern Trust Policy:
›	Vote for shareholder proposals seeking disclosure of liabilities or preparation of reports pertaining to global warming and climate change-related risks, such as financial, physical, or regulatory risks.
›	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
›	Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

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›	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

8c-3. Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Northern Trust Policy:
›	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
›	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

8c-4. Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Northern Trust Policy: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

8c-5. Operations in Environmentally Sensitive Areas

8c-5(a). Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

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8c-5(b). Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Northern Trust Policy:
›	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
›	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
›	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

8c-6. Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Northern Trust Policy: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

8c-7. Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Northern Trust Policy:
›	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
›	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

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8c-8. Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Northern Trust Policy: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

8c-9. Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Northern Trust Policy: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

8c-10. Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Northern Trust Policy:
›	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
›	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

8c-11. Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Northern Trust Policy:
›	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
›	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

8c-12. Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

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Northern Trust Policy:
›	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
›	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
›	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

8c-13. Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Northern Trust Policy: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

8d. Health and Safety

8d-1. Toxic Materials

Northern Trust Policy:
›	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
›	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
›	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

8d-2. Product Safety

Northern Trust Policy:
›	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
›	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

8d-3. Workplace/Facility Safety

Northern Trust Policy:
›	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
›	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

8d-4. Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to

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sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Northern Trust Policy:
›	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
›	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

8d-5. Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Northern Trust Policy:
›	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
›	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
›	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
›	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

8d-6. Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

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In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Northern Trust Policy:
›	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
›	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
›	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
›	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
›	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
›	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
›	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
›	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
›	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

8d-7. Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Northern Trust Policy:
›	Vote for shareholder proposals to prepare a report on drug pricing.
›	Vote for shareholder proposals to adopt a formal policy on drug pricing.
›	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.
›	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
›	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug reimportation by limiting supplies to foreign markets.

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8e. Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

8e-1. Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Northern Trust Policy: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

8e-2. Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Northern Trust Policy:
›	Vote for shareholder proposals to report on foreign military sales or offset agreements.
›	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

8e-3. Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Northern Trust Policy: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

8e-4. Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

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Northern Trust Policy: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

8f. Animal Welfare

8f-1. Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Northern Trust generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Northern Trust recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Northern Trust will generally vote in favor of such resolutions.

Northern Trust Policy:
›	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
›	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
›	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
›	Vote for shareholder proposals to eliminate cruel product testing methods.
›	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
›	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
›	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

8g. Political and Charitable Giving

8g-1. Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation

Northern Trust Policy:
›	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.

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›	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

8g-2. Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Northern Trust Policy:
›	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
›	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
›	Vote against proposals asking a company to refrain from making any political contributions.

8g-3. Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Northern Trust is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Northern Trust believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Northern Trust Policy:
›	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
›	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
›	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

8g-4. Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

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Northern Trust Policy: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

8h. Consumer Lending and Economic Development

8h-1. Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Northern Trust Policy: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

8h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Northern Trust generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Northern Trust may recommend a vote against the proposal’s adoption. Northern Trust usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Northern Trust may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Northern Trust Policy:
›	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
›	Vote against shareholder proposals asking banks to forgive loans outright.
›	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
›	Vote for proposals to restructure and extend the terms of non-performing loans.

8h-3. Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Northern Trust Policy: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

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8i. Miscellaneous

8i-1. Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Northern Trust Policy: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

8i-2. Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Northern Trust’s position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Northern Trust recommends abstaining on anti-abortion and right-to-life proposals.

Northern Trust Policy: Abstain on shareholder proposals that address right to life issues.

8i-3. Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Northern Trust Policy:
›	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
›	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

8i-4. Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Northern Trust Policy: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

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9. MUTUAL FUND PROXIES

9a. Election of Trustees and Directors

Northern Trust Policy: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

9b. Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Northern Trust Policy: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

9c. Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Northern Trust Policy: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
›	The fund’s target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

9d. Change Fundamental Investment Objective to Non-fundamental

Northern Trust Policy: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

9e. Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Northern Trust Policy: Vote case-by-case on distribution agreement proposals, considering the following factors:
›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry; and
›	The terms of the agreement.

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9f. Approving New Classes or Series of Shares

Northern Trust Policy: Vote for the establishment of new classes or series of shares.

9g. Convert closed-end fund to open-end fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Northern Trust Policy: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

9h. Proxy Contests

Northern Trust Policy: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

9i. Preferred Stock Proposals

Northern Trust Policy: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;
›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

9j. Mergers

Northern Trust Policy: Vote case-by-case on merger proposals, considering the following factors:
›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel; and
›	Changes in corporate governance and their impact on shareholder rights.

9k. Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Northern Trust Policy: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

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›	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
›	A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

9l. Change in Fund’s Subclassification

Northern Trust Policy: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

9m. Changing the Domicile of a Fund

Northern Trust Policy: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

9n. Disposition of Assets/Termination/Liquidation

Northern Trust Policy: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

9o. Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Northern Trust Policy: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

9p. Name Change Proposals

Northern Trust Policy: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

9q. 1940 Act Policies

Northern Trust Policy:
›	Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.
›	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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1. OPERATIONAL ITEMS	4

Financial Results/Director and Auditor Reports	4

Appointment of Auditors and Auditor Fees	4

Appointment of Internal Statutory Auditors	4

Allocation of Income	4

Stock (Scrip) Dividend Alternative	5

Amendments to Articles of Association	5

Change in Company Fiscal Term	5

Lower Disclosure Threshold for Stock Ownership	5

Amend Quorum Requirements	5

Transact Other Business	5

2. BOARD OF DIRECTORS	6

Director Elections	6

CANADIAN GUIDELINES	6

Externally-Managed Issuers (EMIs) – TSX and TSXV	7

Unilateral Adoption of an Advance Notice Provision	7

EUROPEAN GUIDELINES	8

Director Terms	8

Bundling of Proposals to Elect Directors	8

Board Independence	8

Disclosure of Nominee Names	9

Combined Chairman/CEO	9

Election of Former CEO as Chairman of the Board	10

Overboarded Directors	10

One Board Seat per Director	11

Composition of Committees	11

Voto di Lista (Italy)	12

The Florange Act (France)- Double Voting Rights	12

Composition of the Nominating Committee (Sweden/Norway/Finland)	12

Election of Censors (France)	13

Cumulative Voting – Middle East and Africa (MEA)	13

Classification of Directors – International Policy 2017	14

Contested Director Elections	15

Discharge of Board and Management	16

Director, Officer, and Auditor Indemnification and Liability Provisions	16

Board Structure	16

3. CAPITAL STRUCTURE	17

Share Issuance Requests	17

General Issuances:	17

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Increases in Authorized Capital	18

Reduction of Capital	18

Capital Structures	18

Preferred Stock	18

Debt Issuance Requests	19

Pledging of Assets for Debt	19

Increase in Borrowing Powers	19

Share Repurchase Plans	19

Reissuance of Shares Repurchased	20

Capitalization of Reserves for Bonus Issues/Increase in Par Value	20

Private Placement	20

4. COMPENSATION	21

Preamble	21

EUROPEAN GUIDELINES	21

Executive Compensation-Related Proposals	21

Equity-Based Compensation Guidelines	23

Compensation-Related Voting Sanctions	24

Stock Option Plans – Adjustment for Dividend (Nordic Region)	24

Share Matching Plans (Sweden and Norway)	25

CANADIAN GUIDELINES	25

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	26

Equity Compensation Plans	26

Other Compensation Plans	27

Employee Stock Purchase Plans (ESPPs, ESOPs)	27

Deferred Share Unit Plans	28

INTERNATIONAL GUIDELINES	28

5. OTHER ITEMS	29

Reorganizations/Restructurings	29

Mergers and Acquisitions	29

Mandatory Takeover Bid Waivers	29

Reincorporation Proposals	29

Expansion of Business Activities	29

Related-Party Transactions	29

Antitakeover Mechanisms	30

Social and Environmental Proposals	30

6. FOREIGN PRIVATE ISSUERS	31

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Northern Trust Policy: Vote for approval of financial statements and director and auditor reports, unless:

›	There are concerns about the accounts presented or audit procedures used; or
›	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Northern Trust Policy: Vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

›	There are serious concerns about the accounts presented or the audit procedures used;
›	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
›	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
›	Name of the proposed auditors has not been published;
›	The auditors are being changed without explanation; or
›	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Northern Trust will focus on the auditor election. For concerns relating to fees paid to the auditors, Northern Trust will focus on remuneration of auditors if this is a separate voting item, otherwise Northern Trust would focus on the auditor election.

Appointment of Internal Statutory Auditors

Northern Trust Policy: Vote for the appointment or reelection of statutory auditors, unless:

›	There are serious concerns about the statutory reports presented or the audit procedures used;
›	Questions exist concerning any of the statutory auditors being appointed; or
›	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Northern Trust Policy: Vote for approval of the allocation of income, unless:

›	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
›	The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Northern Trust Policy: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Northern Trust Policy: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Northern Trust Policy: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Northern Trust Policy: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Northern Trust Policy: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Northern Trust Policy: Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Director Elections

Northern Trust Policy: Vote for management nominees in the election of directors, unless:

›	Adequate disclosure has not been provided in a timely manner;
›	There are clear concerns over questionable finances or restatements;
›	There have been questionable transactions with conflicts of interest;
›	There are any records of abuses against minority shareholder interests; or
›	The board fails to meet minimum corporate governance standards, including board independence standards.

Northern Trust will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

›	Material failures of governance, stewardship, risk oversight1, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
›	Failure to replace management as appropriate;
›	Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For director elections, Northern Trust will also take into consideration market-specific provisions which are listed below:

Canadian Guidelines

At Canadian TSX and TSXV firms, generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings.

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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Generally withhold votes from individual director nominees if:

›	Irrespective of whether the company has adopted a majority voting policy, the director is overboarded[6,2] AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in Northern Trust reports where directors are overboarded regardless of attendance.

Externally-Managed Issuers (EMIs) –TSX and TSXV

Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

›	The size and scope of the management services agreement;
›	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
›	Overall performance;
›	Related party transactions;
›	Board and committee independence;
›	Conflicts of interest and process for managing conflicts effectively;
›	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
›	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
›	Historical compensation concerns;
›	Executives’ responsibilities; and
›	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Unilateral Adoption of an Advance Notice Provision

Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting. Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

2 “Overboarded” is defined as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.

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European Guidelines

In European markets, Northern Trust looks at different factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Northern Trust will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain, vote against the election or reelection of any directors if the company proposes a single slate of directors.

In France, unbundled director elections are market practice. In Germany, it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Board Independence

The following policies would be applied to all widely held companies3, unless there is a majority shareholder:

›	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

›	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or

›	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

3 Widely held companies are interpreted as:

›	Generally, based on their membership in a major index and/or the number of clients holding the securities;
›	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
›	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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›	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees Northern Trust considers best suited to add value for shareholders.

›	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. Northern Trust will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

›	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

›	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

›	However, in markets where the local corporate governance code addresses board independence at controlled companies, Northern Trust will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Disclosure of Nominee Names

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for Northern Trust to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

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Election of Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, Northern Trust will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

›	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
›	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
›	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
›	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, Northern Trust will generally recommend a vote against a candidate when he/she holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

›	Directors who hold more than five non-chair non-executive director positions.
›	A non-executive chairman who, in addition to this role, holds (i) more than three non-chair non-executive director positions, (ii) more than one other non-executive chair position and one non-chair non-executive director position, or (iii) any executive position.
›	Executive directors or those in comparable roles holding (i) more than two non-chair non-executive director positions, (ii) any other executive positions, or (iii) any non-executive chair position.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. The same is also valid for non-executive chairmen, except (i) where they exclusively hold other non-executive chair and/or executive positions or (ii) where they are elected as non-executive chairman for the first time.

Northern Trust will take into account board positions held in global publicly listed companies outside the same group, defined as group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, Northern Trust will take into account board appointments as censors in French publicly listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

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One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Northern Trust will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. Northern Trust may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Northern Trust may consider that the entire board fulfills the role of a committee. In such case, Northern Trust may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which Northern Trust includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

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Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Northern Trust will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Northern Trust will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Northern Trust will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

The Florange Act (France)- Double Voting Rights

For French companies that:

›	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
›	Do not currently have a bylaw prohibiting double-voting rights; and either
›	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
›	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, Northern Trust may recommend against the following types of proposals:

›	The reelection of directors or supervisory board members; or
›	The approval of the discharge of directors; or
›	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Composition of the Nominating Committee (Sweden/Norway/Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

›	A member of the executive management would be a member of the committee;
›	More than one board member who is dependent on a major shareholder would be on the committee; or
›	The chair of the board would also be the chair of the committee.

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In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, Northern Trust will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Northern Trust will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

Please see the International Classification of Directors on the following page.

Cumulative Voting – Middle East and Africa (MEA)

For MEA markets, in cases where:

›	Directors are proposed for (re)election through a cumulative voting system, or
›	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Northern Trust will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

›	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:
›	Candidates who can be classified as independent according to SRI policy, or, failing that,
›	Candidates explicitly classified as independent per the company’s director classification.

›	Candidates whose professional background may have the following benefits:
›	Increasing the diversity of incumbent directors’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors.
›	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

›	Incumbent board members and candidates explicitly supported by the company’s management.

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Classification of Directors – International Policy 2017

Executive Director

›       Employee or executive of the company;

›       Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

›       Any director who is attested by the board to be a non-independent NED;

›       Any director specifically designated as a representative of a significant shareholder of the company;

›       Any director who is also an employee or executive of a significant shareholder of the company;

›       Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

›       Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›       Government representative;

›       Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›       Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

›       Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›       Relative¹ of a current or former executive of the company or its affiliates;

›       A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

›       Founder/co-founder/member of founding family but not currently an employee;

›       Former executive (five-year cooling off period);

›       Years of service[4] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

›       Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

Independent NED

›       No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

›       Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of Northern Trust’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

Northern Trust Policy: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Northern Trust will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

›	Company performance relative to its peers;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors/nominees;
›	Experience and skills of board candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment;
›	Responsiveness to shareholders;
›	Whether a takeover offer has been rebuffed; and
›	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Northern Trust will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Discharge of Board and Management

Northern Trust Policy: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

›	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
›	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
›	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Northern Trust Policy:
›	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.
›	Vote against proposals to indemnify auditors.

Board Structure

Northern Trust Policy:
›	Vote for proposals to fix board size.
›	Vote against the introduction of classified boards and mandatory retirement ages for directors.
›	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances:

Northern Trust Policy: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

For European markets, vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:

›	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent);
›	The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For French companies:

›	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
›	Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For Hong Kong companies, generally vote for the general issuance mandate for companies that:

›	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
›	Limit the discount to 10 percent of the market price of shares; and
›	Have no history of renewing the General Issuance Mandate several times within a period of one year.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the

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company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Increases in Authorized Capital

Northern Trust Policy: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

›	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet Northern Trust guidelines for the purpose being proposed; or
›	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Northern Trust Policy: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Northern Trust Policy: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Northern Trust Policy:
›	Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

›	Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Northern Trust’s guidelines on equity issuance requests.

›	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

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›	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

›	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Northern Trust Policy: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Northern Trust’s guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Northern Trust Policy: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Northern Trust Policy: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

Northern Trust Policy: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

›	A repurchase limit of up to 10 percent of outstanding issued share capital;
›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
›	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Northern Trust may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and
›	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Northern Trust will evaluate the proposal based on the company’s historical practice. However, Northern Trust expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
›	Duration of no more than 18 months.

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In addition, Northern Trust will recommend against any proposal where:

›	The repurchase can be used for takeover defenses;
›	There is clear evidence of abuse;
›	There is no safeguard against selective buybacks;
›	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

›	The duration of the authorization is limited in time to no more than 18 months;
›	The total number of shares covered by the authorization is disclosed;
›	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
›	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
›	The company has a clean track record regarding repurchases.

Reissuance of Shares Repurchased

Northern Trust Policy: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Northern Trust Policy: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Northern Trust Policy: For Canadian companies, vote case-by-case on private placement issuances taking into account:

›	Whether other resolutions are bundled with the issuance;
›	Whether the rationale for the private placement issuance is disclosed;
›	Dilution to existing shareholders’ position:
›	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
›	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
›	Market reaction: The market’s response to the proposed private placement since announcement; and
›	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

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4. COMPENSATION

Preamble

The assessment of compensation follows the Northern Trust Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

›	Provide shareholders with clear, comprehensive compensation disclosures;
›	Maintain appropriate pay structure with emphasis on long-term shareholder value;
›	Avoid arrangements that risk “pay for failure;”
›	Maintain an independent and effective compensation committee;
›	Avoid inappropriate pay to non-executive directors.

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Northern Trust believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Northern Trust has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Northern Trust analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

›	Executive compensation-related proposals; and
›	Non-executive director compensation-related proposals

Executive Compensation-Related Proposals

Northern Trust Policy: Northern Trust will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model[4] outcomes within a qualitative review of a company’s remuneration practices. Northern Trust will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

›	Provide shareholders with clear and comprehensive compensation disclosures:

4 Definition of Pay-for-Performance Evaluation:

Northern Trust annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

◾	Peer Group Alignment:
✓	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
✓	The multiple of the CEO’s total pay relative to the peer group median.
◾	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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›	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
›	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
›	Companies shall adequately disclose all elements of the compensation, including:
›	Any short- or long-term compensation component must include a maximum award limit.
›	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
›	Discretionary payments, if applicable.
›	Maintain appropriate pay structure with emphasis on long-term shareholder value:
›	The structure of the company’s short-term incentive plan shall be appropriate.
›	The compensation policy must notably avoid guaranteed or discretionary compensation.
›	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
›	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Northern Trust’s general policy for equity-based plans; and
›	For awards granted to executives, Northern Trust will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
›	The balance between short- and long-term variable compensation shall be appropriate
›	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
›	Avoid arrangements that risk “pay for failure”:
›	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
›	There shall be a clear link between the company’s performance and variable awards.
›	There shall not be significant discrepancies between the company’s performance and real executive payouts.
›	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
›	Significant pay increases shall be explained by a detailed and compelling disclosure.
›	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
›	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
›	Maintain an independent and effective compensation committee:
›	No executives may serve on the compensation committee.
›	In certain markets the compensation committee shall be composed of a majority of independent members, as per Northern Trust policies on director election and board or committee composition.

In addition to the above, Northern Trust will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

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Non-Executive Director Compensation

›	Avoid inappropriate pay to non-executive directors.

Northern Trust Policy: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

›	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
›	Proposed amounts are excessive relative to other companies in the country or industry.
›	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
›	Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.
›	Proposals introduce retirement benefits for non-executive directors.

Vote on a case-by-case basis where:

›	Proposals include both cash and share-based components to non-executive directors.
›	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Northern Trust Policy: Generally vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Northern Trust guidelines:

›	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under Northern Trust criteria (challenging criteria). In addition, for companies in Hong Kong and Singapore, Northern Trust will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company;
›	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
›	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
›	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

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Market-specific provisions for France:

›	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
›	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

›	The (re)election of members of the remuneration committee;
›	The discharge of directors; or
›	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Northern Trust Policy:

Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

›	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
›	Having significantly higher expected dividends than actual historical dividends;
›	Favorably adjusting the terms of existing options plans without valid reason; and/or
›	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Northern Trust will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

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Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Northern Trust Policy:

Northern Trust considers the following factors when evaluating share matching plans:

›	For every share matching plan, Northern Trust requires a holding period.
›	For plans without performance criteria, the shares must be purchased at market price.
›	“For broad-based share matching plans directed at all employees, Northern Trust accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Northern Trust’s guidelines.

Canadian Guidelines

Northern Trust Policy: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

›	There is a misalignment between CEO pay and company performance (pay for performance);
›	The company maintains problematic pay practices; or
›	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance:

›	Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
›	Evaluation of peer group benchmarking used to set target pay or award opportunities;
›	Analysis of company performance and executive pay trends over time, taking into account our Pay-for- Performance policy;
›	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

›	Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

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›	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

›	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
›	Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Northern Trust Policy: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Equity Compensation Plans

Northern Trust Policy: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan[5] are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Absence of problematic change-in-control (CIC) provisions, including:
›	Single-trigger acceleration of award vesting in connection with a CIC; and
›	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
›	No financial assistance to plan participants for the exercise or settlement of awards;
›	Public disclosure of the full text of the plan document; and
›	Reasonable share dilution from equity plans relative to market best practices.

›	Grant Practices:
›	Reasonable three-year average burn rate relative to market best practices;

5 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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›	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
›	The issuance of performance-based equity to the CEO;
›	A clawback provision applicable to equity awards; and
›	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

›	Discretionary or insufficiently limited non-employee director participation;
›	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
›	A history of repricing stock options without shareholder approval (three-year look-back);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Director Compensation- TSX

Northern Trust Policy: On a case-by-case basis, generally withhold from members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

›	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);
›	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
›	Other significant problematic practices relating to director compensation.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Northern Trust Policy: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

›	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
›	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
›	Purchase price is at least 80 percent of fair market value with no employer contribution;
›	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
›	The Plan Amendment Provision requires shareholder approval for amendments to:
›	The number of shares reserved for the plan;
›	The allowable purchase price discount;
›	The employer matching contribution amount.

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Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Northern Trust compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Northern Trust will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Northern Trust Policy: Generally vote for Deferred Compensation Plans if:

›	Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

›	Director stock ownership guidelines of a minimum of three times annual cash retainer;
›	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
›	The mix of remuneration between cash and equity;
›	Other forms of equity-based compensation, i.e. stock options, restricted stock.

International Guidelines

Northern Trust Policy: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

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5. OTHER ITEMS

Reorganizations/Restructurings

Northern Trust Policy: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Northern Trust Policy: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Northern Trust reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Northern Trust places emphasis on the offer premium, market reaction, and strategic rationale;
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause Northern Trust to scrutinize a deal more closely;
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Northern Trust will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
›	Stakeholder impact - Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Northern Trust Policy: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Northern Trust Policy: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Northern Trust Policy: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Northern Trust Policy: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:
›	The parties on either side of the transaction;

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›	The nature of the asset to be transferred/service to be provided;
›	The pricing of the transaction (and any associated professional valuation);
›	The views of independent directors (where provided);
›	The views of an independent financial adviser (where appointed);
›	Whether any entities party to the transaction (including advisers) is conflicted; and
›	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Northern Trust may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Antitakeover Mechanisms

Northern Trust Policy: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Social and Environmental Proposals

Northern Trust Policy: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. In determining votes on shareholder social and environmental proposals, the following factors are considered:

›	Whether the proposal itself is well framed and reasonable;
›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
›	Whether the subject of the proposal is best left to the discretion of the board;
›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and
›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Generally vote for social and environmental shareholder proposals that seek greater disclosure on topics such as human/labor rights, workplace safety, environmental practices and climate change risk, sustainable business practices etc.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

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6. FOREIGN PRIVATE ISSUERS

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Northern Trust will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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FlexShares® Trust
Statement of Additional Information
Dated March 1, 2017
This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:
Fund	Ticker	Stock Exchange
FlexShares ® Ready Access Variable Income Fund	RAVI	NYSE Arca
FlexShares ® Core Select Bond Fund	BNDC	NYSE Arca
The Prospectus for the Funds of the FlexShares Trust included in this SAI is dated March 1, 2017. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting www.flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares® is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the FlexShares Ready Access Variable Income Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal period ended October 31, 2016 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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General Description Of The Trust And The Funds
The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):
FlexShares Ready Access Variable Income Fund
FlexShares Core Select Bond Fund
The FlexShares Ready Access Variable Income Fund is a non-diversified fund and the FlexShares Core Select Bond Fund is a diversified fund.
The investment objective of the FlexShares Ready Access Variable Income Fund is to seek maximum current income consistent with the preservation of capital and liquidity. The investment objective of the FlexShares Core Select Bond Fund is to seek total return and preservation of capital. Each Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation.
The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of each Fund is as follows:
FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares Ready Access Variable Income Fund	50,000
FlexShares Core Select Bond Fund	25,000
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each Fund are listed for trading on at least one Listing Exchange, such as the NYSE Arca, Inc., and trade throughout the day on the Listing Exchange and other secondary markets. In addition, each Fund may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of each Fund, a Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.
In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued interest, dividends and other income, less expenses. If applicable, the IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objective and strategies of the Funds.
The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
The FlexShares Ready Access Variable Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments including bonds, debt securities and other similar liability instruments issued by U.S. and non-U.S. public and private entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks.
The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in U.S. dollar denominated investment-grade fixed-income securities either directly or indirectly through ETFs and other registered investment companies. The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks.
The FlexShares Core Select Bond Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after taking into account various sources of investment risk. The Fund adjusts its allocations to securities based on NTI’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar denominated investment-grade fixed income securities. The Fund may make the foregoing investments either directly or indirectly by investing in underlying indexed or actively managed ETFs or other registered investment companies (together with ETFs, “Underlying Funds”) that invest in such securities. The Underlying Funds in which the Fund may invest include funds managed by NTI or its affiliates.

The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund. In the case of the FlexShares Core Select Bond Fund, because the Fund may significantly invest in Underlying Funds, the risks of investment in particular types of securities, instruments and portfolio management techniques discussed below may be borne by the Fund through its investment in the Underlying Funds, in addition to the risks associated with those securities and instruments if the Fund invested in them directly or the portfolio management techniques that the Fund engages in directly.
ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. Each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. Each Fund will invest no more than 10% of its total assets in non-agency asset-backed securities (including mortgage-backed securities). The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.
Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative.
There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.
The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.
As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.
In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Asset-backed securities acquired by the FlexShares Ready Access Variable Income Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.
A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Ready Access Variable Income Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the FlexShares Ready Access Variable Income Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.
To the extent consistent with its investment objective and strategies, the FlexShares Core Select Bond Fund may invest in a category of pass-through securities backed by pools of mortgages and issued by Fannie Mae, Freddie Mac, or Ginnie Mae. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.

The FlexShares Core Select Bond Fund seeks to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA Transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-back security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA Agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. The Fund is not required to use TBA Transactions to gain exposure to mortgage pools, and may choose to purchase those interests in any manner believed by the Investment Adviser to be in the best interest of the Fund. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other FlexShares Funds that do not use TBA rolls.
The FlexShares Core Select Bond Fund intends to invest cash pending settlement of any TBA Transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, which may include money market funds advised by the Investment Adviser. The Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the each Fund’s own fees and expenses. It is possible that the Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not and currently are not federally insured.
Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Investment Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA Transactions from Authorized Participants from time to time.
BANK CAPITAL SECURITIES. Each Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
BONDS. Each Fund may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

Each Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Each Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.
CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants, and the Funds’ other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting a Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Funds or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or its Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invests, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
EXCHANGE-TRADED NOTES. Each Fund may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Funds’ investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
FIXED INCOME SECURITIES. The FlexShares Ready Access Variable Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in U.S. dollar denominated investment-grade fixed-income securities either directly or indirectly through Underlying Funds. The FlexShares Core Select Bond Fund primarily invests in fixed rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S. and non-U.S. private sector entities. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of a Fund’s portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government's recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
FOREIGN CURRENCY TRANSACTIONS. The FlexShares Ready Access Variable Income Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).
Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow the Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
The Fund may use non-deliverable forward currency contracts (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Foreign currency forward contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as the Fund, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (“CFTC”). NDFs are traded in the over-the-counter market are subject to margin requirements that are expected to be finalized over the next year or two.
With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

As a result of regulatory requirements under the 1940 Act, the Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the foreign currency forward contract or NDF. To the extent that foreign currency forward contracts are settled on a physical basis, the Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. In connection with NDFs and cash-settled foreign currency forward contracts, on the other hand, which are performed on a net basis, with the Fund receiving or paying only the net amount of a specified exchange rate, the Fund will generally maintain liquid assets, accrued daily, equal to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by the Fund on physically-settled foreign currency forward contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled foreign currency forward contracts or NDFs.
Foreign currency transactions involve a significant degree of risk and the markets in which foreign currency transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign currency trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If NTI utilizes foreign currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign currency transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
FOREIGN INVESTMENTS – GENERAL. The FlexShares Ready Access Variable Income Fund may invest its assets without limit in foreign fixed-income securities. The Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies. The FlexShares Core Select Bond Fund may invest in U.S.-registered U.S. dollar-denominated bonds of non-U.S corporate issuers. The Fund also may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers offered pursuant to Rule 144A under the Securities Act of 1933, with registration rights.
Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Funds will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Although the FlexShares Ready Access Variable Income Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
The FlexShares Ready Access Variable Income Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Dividends, if any, and interest payable on the FlexShares Ready Access Variable Income Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 63.
The FlexShares Ready Access Variable Income Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
The Funds may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.

The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.
FOREIGN INVESTMENTS – EMERGING MARKETS. The Funds may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the FlexShares Ready Access Variable Income Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of the Funds’ investments in emerging market countries and the availability to the Funds of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging market countries may have antiquated legal systems, which may adversely impact a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit the FlexShares Ready Access Variable Income Fund's investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.
Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the FlexShares Ready Access Variable Income Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. The Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The Funds may invest in former "east bloc" countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.
The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country's economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.
Investment exposure to China subjects the Funds to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
The Funds may be invested in issuers located in Central and South American countries. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.
The Funds may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

In addition, as a result of recent geopolitical events involving the Russian Federation, the United States, the European Union, and other countries have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. The sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of the Funds. Compliance with each of these sanctions may impair the ability of the Funds to buy, sell, hold, receive, deliver or otherwise transact in the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Funds to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Funds’ investment adviser, the Funds may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any Fund assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.
FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
Each Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. Each Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of a Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed delivery or forward commitment securities will be calculated from the commitment date.
FUTURES CONTRACTS AND RELATED OPTIONS AND SWAPS. When necessary to manage the FlexShares Core Select Bond Fund’s exposure to interest-rate risks, the Fund may take short or long positions in U.S. Treasury futures or transact in interest rate swaps. The Fund may also invest in other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures. An interest rate futures contract is an exchange-traded contract for which the reference instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The reference instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The reference instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
The Fund may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to facilitate trading or to reduce transaction costs and to manage interest rate risk. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange as applicable. The Fund will not use futures or options for speculative purposes.
The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. The Investment Adviser is not subject to registration or regulations as a commodity pool operator with respect to the Fund under the Commodity Exchange Act. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualifications as regulated investment companies for federal income tax purposes.
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
The FlexShares Core Select Bond Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. To the extent that the amount payable by the Fund under a swap is offset by segregated cash or liquid assets, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of total rate of return and interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and/or interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” below and Appendix B.
In connection with the Fund’s position in a futures contract or related option or swap transaction, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
For a further description of futures contracts and related options, see Appendix B to this SAI.
HEDGING. The Funds may engage in hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or a related option.
ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the securities. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). With respect to the FlexShares Ready Access Variable Income Fund, these securities will be considered illiquid. In addition, the aggregate value of all the FlexShares Ready Access Variable Income Fund’s illiquid securities, Rule 144A Securities, variable amount master demand notes, fixed and variable rate loan participations and assignments, “inverse floaters”, and long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date will not exceed 15% of the Fund’s total assets. With respect to the FlexShares Core Select Bond Fund, Rule 144A Securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity for Rule 144A Securities during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Trust’s Board of Trustees, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid.
INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.
Each Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NTI believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on NTI’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
INFLATION-INDEXED SECURITIES. Each Fund may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”). Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distributes income on a monthly basis. Investors in the Funds will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Funds.
INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies, including other ETFs, to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a Fund’s investment in investment companies will be limited, subject to certain exceptions, so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the total assets of the Fund will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent allowed by law or regulation, the FlexShares Core Select Bond Fund intends from time to time to invest its assets in Underlying Funds, in excess of the limits discussed above. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC exemptive orders. The FlexShares Core Select Bond Fund may from time to time rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.
NTI has contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any acquired fund fees and expenses, if any, incurred by the FlexShares Core Select Bond Fund that are attributable to the Fund’s investment in acquired funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in acquired funds that are not Affiliated Funds, until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act, and/or SEC exemptive orders, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.
INVESTMENTS IN ETFs. Shares of ETFs are listed for trading on national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the ETFs will continue to be met. A national securities exchange may, but is not required to, remove the shares of the ETFs from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an ETF, there are fewer than fifty (50) record and/or beneficial holders of such ETF for thirty (30) or more consecutive trading days; (2) the value of the underlying index on which an ETF is based is no longer calculated or available; (3) the IOPV of an ETF is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A national securities exchange will remove the shares of an ETF from listing and trading upon termination of the ETF. Shares of each ETF trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of each ETF is calculated at the end of each business day and fluctuates with changes in the market value of such ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of an ETF’s shares may deviate significantly from its NAV during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to NAV. Exchange prices are not expected to correlate exactly with an ETF’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to an ETF’s creations and redemptions or the existence of extreme market volatility may result in trading prices of ETF shares that differ significantly from NAV. If a Fund purchases shares of ETFs at a time when the market price of an ETF’s shares are at a premium to the NAV or sells at a time when the market price of an ETF is at a discount to the NAV, then the Fund may sustain losses.
MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.
MORTGAGE DOLLAR ROLLS. Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. Each Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
MUNICIPAL INSTRUMENTS. The FlexShares Ready Access Variable Income Fund may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.
Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.
State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.
Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.
The Fund also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.
Municipal bonds with a series of maturity dates are called serial bonds. The Fund may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long term put bonds on which defaults occur following acquisition by the Fund.
The Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero- Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.
The Fund also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Fund and the Fund’s liquidity and value.
Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Fund may invest more than 25% of its total net assets in municipal instruments covered by insurance policies.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.
Municipal instruments purchased by the Fund may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.
The Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.
NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The FlexShares Ready Access Variable Income Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
OPTIONS. The FlexShares Core Select Bond Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund achieve its investment objective. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments, or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.
Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may also be subject to risks associated with foreign investments. (see “Foreign Investments – General” above.)
REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, a Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with its investment objectives and strategies, Each Fund may invest in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) or BBB- by Standard & Poors

Rating Service (“S&P”) , the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.
There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.
The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.
A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Fund purchases. Because of this, a Fund’s performance may depend more on the Investment Adviser’s credit analysis than is the case of funds investing in higher quality securities.
In determining whether a Fund should continue to hold a security that has been downgraded to a lower quality security subsequent to its purchase by a Fund, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests.
SECURITIES LENDING. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).
Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or foreign governments (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.
When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.
JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act;

(vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.
Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
STANDBY COMMITMENTS. Each Fund may enter into standby commitments with respect to municipal instruments held by the Fund. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.
The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Funds will not exceed 1⁄2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.
Each Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where a Fund pays directly or indirectly for a standby commitment, a Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by a Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.
STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.
STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.
TRUST PREFERRED SECURITIES. Each Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, NTI will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Funds.
U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.
Examples of U.S. government obligations that may be acquired include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.
Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
The Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by a Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by a Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.
Variable and floating rate instruments including inverse floaters held by the Funds will be subject to the Funds’ limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments.
WARRANTS. To the extent consistent with its investment objective, each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a discussion of more complete ratings, see Appendix C to this SAI.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. Each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
INVESTMENT RESTRICTIONS
The FlexShares Ready Access Variable Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 53.
The Fund may not:
1)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.
2	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.
3)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
4)	Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)	Borrow money, except (i) that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin; and (ii) that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transaction will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
The following fundamental investment restrictions, which may be changed only by a vote of the holder of a majority of a Fund’s outstanding shares as described in “Description of Shares” on page 53, apply only to FlexShares Core Select Bond Fund.
The Fund may not:
1)	Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
3)	Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
4)	Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
5)	Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
6)	Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
7)	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)	With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.
The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments.
Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of the Fund’s Board.
The following investment restrictions are non-fundamental policies of the FlexShares Core Select Bond Fund and may be changed by the Board without a vote of shareholders:
The Fund may not:
1)	Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Funds to the extent permitted by law.
2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.
3)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities)
4)	Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)	Borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
The FlexShares Ready Access Variable Income Fund interprets its policy with respect to concentration in a particular industry or group of industries under Fundamental Investment Restriction 7 above, to apply to direct investments in the securities of issuers in a particular industry or group of industries, generally as classified by the Global Industry Classification Standard or other similar classification system in the event that the Global Industry Classification Standard is no longer in use. In addition, for the purpose of its concentration policy: (a) the Fund will consider each industry as classified by the Global Industry Classification Standard as a separate industry; (b) industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry (non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) the Fund takes the position that privately issued mortgage-related securities, or any asset-backed securities, do not represent interests in a separate “industry” or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
For the purpose of industry concentration, in determining industry classification, the FlexShares Core Select Bond Fund may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 5 of the FlexShares Ready Access Variable Income Fund and Non-Fundamental Investment Restriction No. 5 of the FlexShares Core Select Bond Fund) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 5 of the FlexShares Ready Access Variable Income Fund and Non-Fundamental Investment Restriction No. 5 of the FlexShares Core Select Bond Fund, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
PORTFOLIO HOLDINGS
The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on a Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day before commencement of trading in shares the Fund will disclose on its website the identities and quantities of the Fund's portfolio holdings that will form the basis for the Fund's calculation of NAV at the end of the Business Day. In addition, each Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects a Fund’s anticipated holdings on the following business day. The “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which a Fund offers and redeems shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for a Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ distributor, administrator and custodian; the Funds’ legal counsel, Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, Ropes & Gray LLP, the Funds’ financial printer, R.R. Donnelley; and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives.
Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at www.flexshares.com. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.
Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the FlexShares Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.
NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
NON-INTERESTED TRUSTEES
Sarah N. Garvey Age: 65 Trustee since July 2011	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012;	25	NONE
	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011;
	• Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012;
	• Member of the Board of Directors of The Civic Federation since 2004;
	• Trustee of the Art Institute of Chicago since 2011;
Philip G. Hubbard Age: 65 Trustee since July 2011	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;	25	NONE
	• President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;
	• Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004;
	• Member since 1998 of the Board of Trustees of Wheaton College;

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
	• Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993;
	• Member of the Board of First Cup, LLC (restaurant franchising) since 2014;
Eric T. McKissack Age: 63 Trustee and Chairman since July 2011	• Founder and CEO of Channing Capital Management, LLC (an, SEC registered investment adviser) since 2004;	25	Consulting Group Capital Markets Funds (10 Portfolios) since April 2013
	• Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012;
	• Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;
	• Member of the Board of Grand Victoria Foundation since 2011; Member of the Board of the Graham Foundation since 2014;
	• Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.
INTERESTED TRUSTEE
Shundrawn A. Thomas(5) Age: 43 Trustee and President of the Trust since July 2011	• Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management since May 2014;	25	NONE

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
• Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014;
• Member of the Board of Florida A&M University Foundation since 2014;
• Member of the Board of Trustees of Wheaton College since May 2009;
• Member of the Board of Trustees of the Wheaton College Trust Company since 2009;
• Partner at Tree of Life Resources, LLP (a multi-media company) from 2005 to 2014.

(1)	Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.
(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.
(3)	The “Fund Complex” consists of the Trust.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since July 2011	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.
Benjamin D. Wiesenfeld Age: 38 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2016	Chief Compliance Officer of Northern Funds and Northern Institutional Funds since June 2016; Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.
Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.
Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.
Marie E. Dzanis Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Head of Distribution for Funds and Managed Accounts, Northern Trust Investments, Inc. since 2014; Director of ETF Sales and Servicing, Northern Trust Investments, Inc. from 2011 to 2014.
Peter J. Flood Age: 59 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.
Edward A. Rosenberg Age: 43 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2013	Director of ETF Capital Markets and Analytics, Northern Trust Investments, Inc. since 2012; Director and Head of ETF Capital Markets and Analytics, Russell Investments from 2010 to 2012.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013; Anti-Money Laundering Compliance Officer for Northern Trust Global Advisers, Inc. from 2009 to 2012.
Jose J. Del Real Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since June 2015	Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since August 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 until 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 until 2011.
Susan W. Yee Age: 47 One Beacon Street Boston, MA 02108 Assistant Secretary since October 2014	Assistant Vice President, Regulatory Services Group, JPMorgan Chase Bank, N.A. since 1994, in various positions.
(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.
Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan Chase Bank, N.A. or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.
BOARD COMMITTEES
The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.
The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to: (1) the Investment Adviser; and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met three times during the last fiscal year ended October 31, 2016.

The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations (accompanied by resumes) should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the FlexShares Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules and Regulations under the Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee met two times during the last fiscal year ended October 31, 2016.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES
The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Adviser to manage the Funds of the Trust on a day-to-day basis. The Board oversees the Investment Adviser and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Thomas serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.
As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.
Non-Interested Trustees:
Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for Boeing Co. She previously served as Chairman of the Board of Chicago’s Navy Pier and of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.
Mr. Hubbard. Mr. Hubbard has served for 16 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, L.P. and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College, is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.
Mr. McKissack. Mr. McKissack is the Chief Executive Officer and Founder of Channing Capital Management, LLC, a registered investment adviser. He also serves as an independent trustee on the Board of Trustees of a group of mutual funds, the Consulting Group Capital Markets Funds. Mr. McKissack also serves on the Board of the Art Institute of Chicago, the Board of the Grand Victoria Foundation, the Board of the Graham Foundation, and on the Board of the Rehabilitation Institute of Chicago. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.

Interested Trustee:
Mr. Thomas. Mr. Thomas is Executive Vice President and Head of Funds and Managed Accounts of Northern Trust Asset Management. Previously, he was the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. Prior to that, he was President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas also is on the boards of several non-profit corporations and colleges. He holds a bachelors degree in accounting and a masters of business administration.
RISK OVERSIGHT
Investing in general and the operation of exchange-traded funds involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares of the Funds owned by each Trustee.
Information as of December 31, 2016
Name of Non-Interested Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	None	None	Over $100,000
Philip G. Hubbard	None	None	None
Eric T. McKissack	None	None	$10,001 - $50,000

Information as of December 31, 2016
Name of Interested Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Shundrawn A. Thomas	FlexShares ® Ready Access Variable Income Fund	$10,001-$50,000	Over $100,000
[1]	The Family of Investment Companies consists only of the Funds of FlexShares Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and/or the FlexShares Ready Access Variable Income Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of these investments.

TRUSTEE AND OFFICER COMPENSATION
The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Emerging Markets Factor Tilt Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and/or the FlexShares Ready Access Variable Income Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.
The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:
Name of Trustee	Aggregate Compensation from Trust(1)	FlexShares Ready Access Variable Income Fund	FlexShares Core Select Bond Fund
Non-Interested Trustees:
Sarah N. Garvey	$110,000	$1,610	$ 121
Philip G. Hubbard	$110,000	$1,610	$ 121
Eric T. McKissack	$110,000	$1,610	$ 121
Interested Trustee:
Shundrawn A. Thomas	None	None	None
1The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2016. Effective January 1, 2017, the non-interested Trustees receive an annual retainer of $120,000, and the chairs of the Board and each Committee receive an additional annual retainer of $20,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2016. Mr. Hubbard elected to defer $55,000 of $110,000 in total compensation during the fiscal year ended October 31, 2016. Mr. McKissack elected to defer $55,000 of $110,000 in total compensation during the fiscal year ended October 31, 2016.
The Trust’s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Del Real, Ewing, Flood, Rein, Rosenberg, Thomas, and Wiesenfeld and Mses. Chappell and Dzanis are officers of NTI and/or its affiliates.
Control Persons and Principal Holders of Securities
The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of February 1, 2017.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 1, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:
FlexShares Ready Access Variable Income Fund:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	16.94%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	65.98%

FlexShares Core Select Bond Fund:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	16.80%
E*Trade Securities LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	28.80%
J.P. Morgan 500 Stanton Christiana Road Newark, DE 19713	46.96%
CODE OF ETHICS
The Trust, its Investment Adviser and Foreside Financial Group, on behalf of the Distributor, have each adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.
INVESTMENT ADVISER
NTI, a subsidiary of The Northern Trust Company (“TNTC”) and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”
As of December 31, 2016, Northern Trust Corporation, through its affiliates, had assets under investment management of $942.4 billion and assets under custody of $6.72 trillion.
Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.
The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the FlexShares Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.
Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
Each Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.
The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.
Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of each Fund, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s average daily net assets).

FlexShares ® Ready Access Variable Income Fund	0.25%
FlexShares ® Core Select Bond Fund	0.35%
Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2017, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of each Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.
NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. NTI has also contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any acquired fund fees and expenses, if any, incurred by the FlexShares Core Select Bond Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in acquired funds that are not Affiliated Funds, until March 1, 2018. NTI and a Fund may mutually agree to extend the contractual arrangements. The Funds’ Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders.
The table below provides the aggregate advisory fees paid by the FlexShares Ready Access Variable Income Fund to the Investment Adviser during the fiscal years ended October 31, 2014, October 31, 2015 and October 31, 2016.
FISCAL YEARS ENDED	ADVISORY FEES PAID
October 31, 2014	$154,791
October 31, 2015	$238,470
October 31, 2016	$245,536
The table below provides the reimbursements made by the Investment Adviser to the FlexShares Ready Access Variable Income Fund during the fiscal years ended October 31, 2014, October 31, 2015 and October 31, 2016.
FISCAL YEARS ENDED	EXPENSE REIMBURSEMENTS BY NTI
October 31, 2014	$6,999
October 31, 2015	$8,935
October 31, 2016	$9,576
Under the Advisory Agreement with FlexShares Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”

The FlexShares Ready Access Variable Income Fund did not pay any brokerage commissions during the fiscal years ended October 31, 2014, October 31, 2015 and October 31, 2016.
The value of the FlexShares Ready Access Variable Income Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of October 31, 2016 if any portion of such holdings were purchased during the fiscal year ended October 31, 2016 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	D	$ 819
Barclays Capital, Inc.	D	$1,001
BNP Paribas	D	$ 609
Citigroup, Inc.	D	$ 534
Credit Suisse Group	D	$ 300
JPMorgan Chase & Co.	D	$2,001
Morgan Stanley & Co., Inc.	D	$ 313
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2016.
PORTFOLIO MANAGERS
NAME OF FUND	PORTFOLIO MANAGERS
FlexShares Ready Access Variable Income Fund	Peter Yi and Bilal Memon
FlexShares Core Select Bond Fund	Bradley Camden, Brandon P. Ferguson and Daniel J. Personette

Accounts Managed by Portfolio Managers
The table below discloses accounts within each type of category listed below for which Peter Yi was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	1	$ 109,563,467.62	0	$0
Other Registered Investment Companies:	9	$76,825,105,000.00	0	$0
Other Pooled Investment Vehicles:	0	-	0	$0
Other Accounts:	0	-	0	$0
The table below discloses accounts within each type of category listed below for which Bilal Memon was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	1	$ 109,563,467.62	0	$0
Other Registered Investment Companies:	3	$62,643,985,000.00	0	$0
Other Pooled Investment Vehicles:	0	-	0	$0
Other Accounts:	9	$ 6,917,199,000.00	0	$0
The table below discloses accounts within each type of category listed below for which Bradley Camden was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	3	$ 91,567,416	0	$0
Other Registered Investment Companies:	4	$7,011,352,000	0	$0
Other Pooled Investment Vehicles:	0	-	0	$0
Other Accounts:	66	$3,978,842,000	0	$0
The table below discloses accounts within each type of category listed below for which Brandon P. Ferguson was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	4	$2,541,881,530.51	0	$0
Other Registered Investment Companies:	2	$3,054,210,425.20	0	$0
Other Pooled Investment Vehicles:	3	$3,332,756,356.25	0	$0
Other Accounts:	6	$2,917,204,946.68	0	$0
The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2016.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:	2	$2,492,377,547.48	0	$0
Other Registered Investment Companies:	2	$1,694,119,000.00	0	$0
Other Pooled Investment Vehicles:	3	$5,632,535,000.00	0	$0
Other Accounts:	8	$2,154,162,000.00	0	$0
Material Conflicts of Interest
The Investment Adviser’s portfolio managers are often responsible for managing one or more FlexShares Funds, as well as other accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage a mutual fund, separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than each Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.
The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by

(and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.
To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.
Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in each Fund. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
As of the date of this SAI, no portfolio manager owned shares of a Fund.
PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.
A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate; and
•	Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.
The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•	Elect director nominees that sit on more than five public company boards, or, if the nominee is a CEO, more than three public company boards;
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments;
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors; and
•	Eliminate, direct, or otherwise restrict charitable contributions.
In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.
Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.
The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees; or (iv) by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.
This summary of the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, is posted on the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or a Statement of Additional Information by calling 1-855-FLEXETF (1-855-353-9383).
Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser at 1-855-FLEXETF or by visiting the SEC’s website at www.sec.gov.
ADMINISTRATOR
JPMorgan Chase Bank, N.A. (the “Administrator”), One Beacon Street, Boston, Massachusetts 02108, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.
Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement under which Foreside, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.
DISTRIBUTION AND SERVICE PLAN
As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and the Funds do not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, a Fund may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, a Fund may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
Any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.
TRANSFER AGENT
JPMorgan Chase Bank, N.A. (the “Transfer Agent”) acts as Transfer Agent for the Funds under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).
As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN
JPMorgan Chase Bank, N.A. (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.
As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
JPMorgan Chase Bank, N.A. also serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
The following table sets forth the administration, custodian and transfer agency expenses of the FlexShares Ready Access Variable Income Fund paid by the Investment Adviser to JPMorgan Chase Bank, N.A. for the fiscal years noted:
Fund	Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2016	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2015	Administration, Custodian, Transfer Agency Expenses Paid During the Period Ended October 31, 2014
FlexShares Ready Access Variable Income Fund	10/9/2012	$44,645	$32,319	$10,986

DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.
Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.
The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.
The term “majority of the outstanding shares” of either the Trust or a particular Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
On September 24, 2015, the Board of Trustees of the Trust adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Portfolio Deposit. Unless cash purchases are specified for a Fund, the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions, and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of a Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, all creation orders must be placed for one or more Creation Units and must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time) ("Closing Time") on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Fund should ascertain the applicable deadline for DTC and the Federal Reserve Bank wire system, as well as cash transfers, by contacting the operations department of the broker or depositary institution making the transfer of the Deposit Securities and/or Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.
Placement of Creation Orders For The Funds. The clearance and settlement of Creation Units will depend on the nature of each security, consistent with the processes discussed below. Fund Deposits made outside the Continuous Net Settlement System of the NSCC (the "Clearing Process") must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a broker-dealer or other participant in the Clearing Process NSCC (“Participating Party”), but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day, but could be up to the third Business Day, following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.
If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of US Dollar cash by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
With respect to any non-U.S. Deposit Securities, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Deposit Securities and/or cash. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of a Fund if (a) the purchase order is not in proper form; (b)  the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of the Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (that is one Business Day after trade date) for the FlexShares Ready Access Variable Income Fund and on a “T+3 basis” (three Business Days after trade date) for the FlexShares Core Select Bond Fund. However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 or T+3, as applicable, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. When cash purchases of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. The investor must pay the cash equivalent of the designated Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same regardless of the number of Creation Units purchased by the purchaser on the same day. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.:
FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares Ready Access Variable Income Fund	$350	3.00%
FlexShares Core Select Bond Fund	$ 0	3.00%
*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities or instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Unless cash redemptions are specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.
When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.

Investors will bear the costs of transferring the Fund Securities from the Trust to their account on the order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The Authorized Participant may also be required to pay a variable transaction fee to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.
FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares Ready Access Variable Income Fund	$350	2.00%
FlexShares Core Select Bond Fund	$ 0	2.00%
*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For The Funds. Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See Appendix A for a list of local holidays in the non-U.S. countries relevant to the Funds. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant has submitted a Redemption Order in proper form but is unable to transfer the Fund Shares to the Custodian at or prior to 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Participant to deliver the missing Fund Shares as soon as possible, allow the Participant to provide and maintain collateral to secure the Participant's obligation to deliver Fund Shares. The collateral provided must be in US Dollars, with an initial value at least equal to 110% of the value of the entire Redemption Order (marked-to-market daily). The collateral percentage required may change from time to time. Such cash collateral must be requested no later than 10:00a.m. Eastern Time, and delivered no later than 2:00 p.m., Eastern Time, on the Listing Exchange business day after the date of submission of such redemption request. The Participant Agreement may permit the fund to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time— such purchase may subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the value of the cash collateral. The Fund will only return the collateral provided by the Participant once the Fund verifies that all Fund Shares for the corresponding Redemption Order have settled at the Trust's Custodian. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.
Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
TAXES
The following summarizes certain additional tax considerations generally affecting the Funds and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.
Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.
Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
BACK-UP WITHHOLDING
In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 28% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.
SECTIONS 351 AND 362
The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
NET CAPITAL LOSS CARRYFORWARDS
A Fund is permitted to carry forward unused capital losses for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the FlexShares Ready Access Variable Income Fund had available post-enactment capital loss carry forwards as set forth below:
Fund	Short-Term	Long-Term	Total
FlexShares Ready Access Variable Income Fund	$19,417	$1,012	$20,429
EXCESS INCLUSION INCOME
Certain types of income received by a Fund from real estate investment Trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments
The tax principles applicable to transactions in variable rate debt instruments, financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
SALES OF SHARES
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W- 8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
Ordinary dividends, redemption payments and certain capital gain dividends to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
REPORTING
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid monthly and any net realized securities gains, if any, generally are distributed at least annually. In order to comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently for the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Drinker Biddle & Reath LLP, with offices at One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.
ADDITIONAL INFORMATION
Each Fund intends to comply with the regulations of the Commodities Futures Trading Commission exempting it from registration as a “Commodity Pool Operator.” Each Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to a Fund under the Commodity Exchange Act and, therefore are not subject to registration or regulations as a pool operator with respect to the Fund under such Act.
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements of the FlexShares Ready Access Variable Income Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2016 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

APPENDIX A
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus one and “T” plus three business days, as applicable. Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus one or T plus three, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund in certain circumstances. The holidays applicable to each Fund through December 31, 2018 are listed below, as are instances where more than seven days may be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
Regular Holidays through December 31, 2017.
Australia
January 2, 2017	April 14, 2017	June 12, 2017	November 7, 2017
January 26, 2017	April 17, 2017	August 7, 2017	December 25, 2017
March 6, 2017	April 25, 2017	September 25, 2017	December 26, 2017
March 13, 2017	June 5, 2017	October 2, 2017	January 1, 2018
Austria
January 6, 2017	May 25, 2017	October 26, 2017	December 26, 2017
April 14, 2017	June 5, 2017	November 1, 2017	December 29, 2017
April 17, 2017	June 15, 2017	December 8, 2017	January 1, 2018
May 1, 2017	August 15, 2017	December 25, 2017
Belgium
April 14, 2017	May 25, 2017	August 15, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017
May 1, 2017	July 21, 2017	December 25, 2017
Brazil
January 25, 2017	April 21, 2017	October 12, 2017	December 25, 2017
February 27, 2017	May 1, 2017	November 2, 2017	December 29, 2017
February 28, 2017	June 15, 2017	November 15, 2017	January 1, 2018
-A- 1

April 14, 2017	September 7, 2017	November 20, 2017
Britain
January 2, 2017	May 1, 2017	June 12, 2017	December 25, 2017
January 3, 2017	May 9, 2017	June 23, 2017	December 26, 2017
January 6, 2017	May 12, 2017	July 3, 2017	December 27, 2017
January 16, 2017	May 15, 2017	July 4, 2017	December 28, 2017
January 23, 2017	May 17, 2017	August 28, 2017	December 29, 2017
February 20, 2017	May 25, 2017	September 4, 2017
March 1, 2017	May 26, 2017	October 9, 2017
April 13, 2017	May 29, 2017	November 13, 2017
April 14, 2017	June 5, 2017	November 23, 2017
April 17, 2015	June 6, 2017	December 6, 2017
Canada
January 2, 2017	May 22, 2017	September 4, 2017	December 25, 2017
February 20, 2017	July 3, 2017	October 9, 2017	December 26, 2017
April 14, 2017	August 7, 2017	November 13, 2017	January 1, 2018
Chilé
April 14, 2017	August 15, 2017	October 9, 2017	December 8, 2017
May 1, 2017	September 18, 2017	October 27, 2017	December 25, 2017
June 26, 2017	September 19, 2017	November 1, 2017	January 1, 2018
China
January 2, 2017	February 1, 2017	May 1, 2017	October 4, 2017
January 27, 2017	February 2, 2017	May 30, 2017	October 5, 2017
January 30, 2017	February 3, 2017	October 2, 2017	January 1, 2018
January 31, 2017	April 5, 2017	October 3, 2017
Colombia
January 9, 2017	May 29, 2017	August 7, 2017	December 8, 2017
March 20, 2017	June 19, 2017	August 21, 2017	December 25, 2017
April 13, 2017	June 26, 2017	October 16, 2017	December 26, 2017
April 14, 2017	July 3, 2017	November 6, 2017
May 1, 2017	July 20, 2017	November 13, 2017
-A- 2

The Czech Republic
April 17, 2017	July 5, 2017	November 17, 2017
May 1, 2017	July 6, 2017	December 25, 2017
May 8, 2017	September 28, 2017	December 26, 2017
Denmark
April 13, 2017	May 12, 2017	June 5, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	May 26, 2017	December 26, 2017
Egypt
January 25, 2017	April 25, 2017	June 26, 2017	September 21, 2017
April 16, 2017	May 1, 2017	July 23, 2017
April 17, 2017	June 25, 2017	August 31, 2107
The Egyptian market is closed every Friday.
Finland
January 6, 2017	May 1, 2017	December 6, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 23, 2017	December 26, 2017
France
January 2, 2017	May 1, 2017	December 25, 2017
April 14, 2017	May 29, 2017	December 26, 2017
April 17, 2017	August 28, 2017	January 1, 2018
Germany
February 27, 2017	May 1, 2017	June 15, 2017	December 25, 2017
April 14, 2017	May 25, 2017	October 3, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017	January 1, 2018

Greece
January 6, 2017	April 17, 2017	August 15, 2017
February 27, 2017	May 1, 2017	December 25, 2017
April 14, 2017	June 5, 2017	December 26, 2017
Hong Kong
January 2, 2017	April 14, 2017	May 30, 2017	December 26, 2017
-A- 3

January 27, 2017	April 17, 2017	October 2, 2017	January 1, 2018
January 30, 2017	May 1, 2017	October 5, 2017
April 5, 2017	May 3, 2017	December 25, 2017
Hungary
March 15, 2017	May 1, 2017	November 1, 2017
April 14, 2017	June 5, 2017	December 25, 2017
April 17, 2017	October 23, 2017	December 26, 2017
India
January 26, 2017	May 1, 2017	August 19, 2017	October 20, 2017
March 29, 2017	May 10, 2017	September 2, 2017	December 1, 2017
April 1, 2017	July 1, 2017	September 30, 2017	December 25, 2017
April 14, 2017	August 15, 2017	October 2, 2017
Indonesia
March 28, 2017	May 1, 2017	June 26, 2017	September 22, 2017
April 14, 2017	May 11, 2017	June 27, 2017	December 1, 2017
April 24 , 2017	May 25, 2017	August 17, 2017	December 25, 2017
Ireland
January 2, 2017	May 1,2017	June 26, 2017	September 22, 2017
March 17, 2017	May 11, 2017	July 27, 2017	December 1, 2017
April 14, 2017	May 25, 2017	August 17, 2017	December 25, 2017
Israel
March 12, 2017	May 1, 2017	August 1, 2017	September 22, 2017
April 10, 2017	May 2, 2017	August 7, 2017	September 29, 2017
April 11, 2017	May 30, 2017	September 20, 2017	October 4, 2017
April 17, 2017	May 31, 2017	September 21, 2017	October 5, 2017
October 12, 2017
The Israeli market is closed every Friday.
Italy
April 14, 2017	May 1, 2017	December 25, 2017	January 1, 2018
April 17, 2017	August 15, 2017	December 26, 2017
Japan
January 2, 2017	May 3, 2017	August 11, 2017	November 23, 2017
-A- 4

January 3, 2017	May 4, 2017	September 18, 2017	January 1, 2018
January 9, 2017	May 5, 2017	October 9, 2017
March 20, 2017	July 17, 2017	November 3, 2017
Malaysia
January 2, 2017	May 30, 2017	September 1, 2017	December 25, 2017
February 1 2017	May 31, 2017	September 21, 2017
May 1, 2017	June 26, 2017	October 20, 2017
May 10, 2017	August 31, 2017	December 1, 2017
Mexico
February 6, 2017	April 14, 2017	November 20, 2017	January 1, 2018
March 20, 2017	May 1, 2017	December 12, 2017
April 13, 2017	November 2, 2017	December 25, 2017
Morocco
January 11, 2017	June 26, 2017	August 21, 2017	November 6, 2017
May 1, 2017	August 14, 2017	September 21, 2017	December 1, 2017
Netherlands
April 14, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 17, 2017	May 25, 2017	December 25, 2017
New Zealand
January 2, 2017	January 30, 2017	April 17, 2017	October 23, 2017
January 3, 2017	February 6, 2017	April 25, 2017	December 25, 2017
January 23, 2017	April 14, 2017	June 5, 2017	December 26, 2017
Norway
April 13, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 14, 2017	May 17, 2017	December 25, 2017
April 17, 2017	May 25, 2017
Peru
April 13, 2017	June 29, 2017	November 1, 2017
April 14, 2017	July 28, 2017	December 8, 2017
May 1, 2017	August 30, 2017	December 25, 2017
The Philippines
April 13, 2017	June 12, 2017	September 1, 2017	December 25, 2017
-A- 5

April 14, 2017	August 21, 2017	November 1, 2017
May 1, 2017	August 28, 2017	November 30, 2017
Poland
January 6, 2017	May 1, 2017	August 15, 2017	December 26, 2017
April 14, 2017	May 3, 2017	November 1, 2017
April 17, 2017	June 15, 2017	December 25, 2017
Portugal
April 14, 2017	May 1, 2017	December 26, 2017
April 17, 2017	December 25, 2017
Qatar
January 1, 2017	June 25, 2017	June 27, 2017	September 4, 2017
March 5, 2017	June 26, 2017	September 3, 2017	December 18, 2017
Russia
January 2, 2017	January 16, 2017	May 1, 2017	September 4, 2017
January 3, 2017	February 20, 2017	May 9, 2017	October 9, 2017
January 4, 2017	February 23, 2017	May 29, 2017	November 6, 2017
January 5, 2017	March 8, 2017	June 12, 2017	November 23, 2017
January 6, 2017	April 14, 2017	July 4, 2017	December 25, 2017
Singapore
January 2, 2017	May 1, 2017	August 9, 2017
January 30, 2017	May 10, 2017	October 19, 2017
April 14, 2017	June 26, 2017	December 25, 2017
South Africa
January 2, 2017	April 17, 2017	June 16, 2017	December 25, 2017
March 21, 2017	April 27, 2017	August 9, 2017	December 26, 2017
April 14, 2017	May 1, 2017	September 25, 2017
South Korea
January 27, 2017	May 3, 2017	October 3, 2017	October 9, 2017
January 30, 2017	May 5, 2017	October 4, 2017	December 20, 2017
March 1, 2017	June 6, 2017	October 5, 2017	December 25, 2017
May 1, 2017	August 15, 2017	October 6, 2017	December 29, 2017
-A- 6

Spain
April 13, 2017	May 1, 2017	August 15, 2017	December 8, 2017
April 14, 2017	June 15, 2017	October 12, 2017	December 25, 2017
April 17, 2017	July 25, 2017	November 1, 2017	December 26, 2017
Sweden
January 6, 2017	May 1, 2017	June 23, 2017
April 14, 2017	May 25 2017	December 25, 2017
April 17, 2017	June 6, 2017	December 26, 2017
Switzerland
January 1, 2017	May 1, 2017	August 1, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 5, 2017	December 26, 2017
Taiwan
January 27, 2017	April 4, 2017	May 30, 2017
February 16, 2017	April 5, 2017	October 4, 2017
February 28, 2017	May 1, 2017	October 10, 2017
Thailand
January 2, 2017	April 14, 2017	May 10, 2017	October 23, 2017
April 6, 2017	May 1, 2017	July 10, 2017	December 5, 2017
April 13, 2017	May 5, 2017	August 14, 2017	December 11, 2017
Turkey
May 1, 2017	June 26, 2017	August 30, 2017	September 1, 2017
May 19, 2017	June 27, 2017	August 31, 2017	September 4, 2017
United Arab Emirates
January 1, 2017	April 24, 2017	August 31, 2017	October 9, 2017
January 2, 2017	May 29, 2017	September 1, 2017	November 23, 2017
January 16, 2017	June 25, 2017	September 3, 2017	December 1, 2017
February 20, 2017	June 27, 2017	September 4, 2017	December 3, 2017
April 14, 2017	July 4, 2017	September 21, 2017	December 25, 2017
United States
January 2, 2017	April 14, 2017	September 4, 2017	November 23, 2017
January 16, 2017	May 29, 2017	October 9, 2017	December 25, 2017
-A- 7

February 20, 2017	July 4, 2017	November 10, 2017
Regular Holidays through December 31, 2018.
Australia
January 1, 2018	April 25, 2018	December 25, 2018
January 26, 2018	June 11, 2018	December 26, 2018
March 30, 2018	August 6, 2018	January 1, 2019
April 2, 2018	October 1, 2018
Austria
January 1, 2018	May 10, 2018	October 26, 2018	December 26, 2018
March 30, 2018	May 21, 2018	November 1, 2018	December 31, 2018
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019
May 1, 2018	August 15, 2018	December 25, 2018
Belgium
January 1, 2018	May 1, 2018	August 15, 2018	December 26, 2018
March 30, 2018	May 10, 2018	November 1, 2018	January 1, 2019
April 2, 2018	May 21, 2018	December 25, 2018
Brazil
January 1, 2018	May 1, 2018	November 2, 2018	December 31, 2018
January 25, 2018	May 31, 2018	November 15, 2018	January 1, 2019
February 12, 2018	July 9, 2018	November 20, 2018
February 13, 2018	September 7, 2018	December 24, 2018
March 30, 2018	October 12, 2018	December 25, 2018
Britain
January 1, 2018	May 1, 2018	June 18, 2018	December 24, 2018
January 2, 2018	May 7, 2018	June 22, 2018	December 25, 2018
January 15, 2018	May 9, 2018	July 2, 2018	December 26, 2018
January 22, 2018	May 10, 2018	July 4, 2018	December 27, 2018
February 14, 2018	May 11, 2018	August 27, 2018	December 28, 2018
February 19, 2018	May 17, 2018	September 3, 2018	December 31, 2018
March 29, 2018	May 21, 2018	October 8, 2018	January 1, 2019
March 30, 2018	May 28, 2018	November 12, 2018	January 2, 2019
April 2, 2018	June 5, 2018	November 22, 2018
-A- 8

April 27, 2018	June 6, 2018	December 6, 2018
Canada
January 1, 2018	May 21, 2018	September 3, 2018	December 25, 2018
February 19, 2018	July 2, 2018	October 8, 2018	December 26, 2018
March 30, 2018	August 6, 2018	November 12, 2018	January 1, 2019
Chilé
April 14, 2017	August 15, 2017	October 9, 2017	December 8, 2017
May 1, 2017	September 18, 2017	October 27, 2017	December 25, 2017
June 26, 2017	September 19, 2017	November 1, 2017	January 1, 2018
China
January 1, 2018	April 2, 2018	July 2, 2018	October 5, 2018
February 15, 2018	April 5, 2018	September 24, 2018	October 17, 2018
February 16, 2018	April 6, 2018	September 25, 2018	December 25, 2018
February 19, 2018	April 30, 2018	October 1, 2018	December 26, 2018
February 20, 2018	May 1, 2018	October 2, 2018	January 1, 2019
February 21, 2018	May 22, 2018	October 3, 2018
March 30, 2018	June 18, 2018	October 4, 2018
Colombia
January 1, 2018	May 1, 2018	July 20, 2018	November 12, 2018
January 8, 2018	May 14, 2018	August 7, 2018	December 25, 2018
March 19, 2018	June 4, 2018	August 20, 2018	December 31, 2018
March 29, 2018	June 11, 2018	October 15, 2018	January 1, 2019
March 30, 2018	July 2, 2018	November 5, 2018
The Czech Republic
January 1, 2018	May 1, 2018	July 6, 2018	December 25, 2018
March 30, 2018	May 8, 2018	September 28, 2018	December 26, 2018
April 2, 2018	July 5, 2018	December 24, 2018	January 1, 2019
Denmark
January 1, 2018	April 27, 2018	June 5, 2018	December 31, 2018
March 29, 2018	May 10, 2018	December 24, 2018	January 1, 2019
March 30, 2018	May 11, 2018	December 25, 2018
April 2, 2018	May 21, 2018	December 26, 2018
-A- 9

Egypt
January 7, 2018	April 25, 2018	August 21, 2018	November 20, 2018
January 25, 2018	May 1, 2018	August 22, 2018
April 8, 2018	July 1, 2018	August 23, 2018
April 9, 2018	July 23, 2018	September 11, 2018
The Egyptian market is closed every Friday.
Finland
January 1, 2018	May 1, 2018	December 6, 2018	December 26, 2018
March 30, 2018	May 10, 2018	December 24, 2018	January 1, 2019
April 2, 2018	June 22, 2018	December 25, 2018
France
January 1, 2018	May 1, 2018	August 27, 2018	January 1, 2019
March 30, 2018	May 7, 2018	December 25, 2018
April 2, 2018	May 28, 2018	December 26, 2018
Germany
January 1, 2018	May 1, 2018	October 3, 2018	January 1, 2019
February 12, 2018	May 10, 2018	November 1, 2018
March 30, 2018	May 21, 2018	December 25, 2018
April 2, 2018	May 31, 2018	December 26, 2018
Greece
January 1, 2018	April 2, 2018	May 21, 2018	December 25, 2018
February 12, 2018	April 6, 2018	May 28, 2018	December 26, 2018
February 19, 2018	April 9, 2018	August 15, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 24, 2018
Hong Kong
January 1, 2018	April 2, 2018	July 2, 2018	October 5, 2018
February 15, 2018	April 5, 2018	September 24, 2018	October 17, 2018
February 16, 2018	April 6, 2018	September 25, 2018	December 24, 2018
February 19, 2018	April 30, 2018	October 1, 2018	December 25, 2018
February 20, 2018	May 1, 2018	October 2, 2018	December 26, 2018
February 21, 2018	May 22, 2018	October 3, 2018	December 31, 2018
March 30, 2018	June 18, 2018	October 4, 2018	January 1, 2019
-A- 10

Hungary
January 1, 2018	April 30, 2018	October 23, 2018	December 26, 2018
March 15, 2018	May 1, 2018	November 1, 2018	December 31, 2018
March 16, 2018	May 21, 2018	November 2, 2018	January 1, 2019
March 30, 2018	August 20, 2018	December 24, 2018
April 2, 2018	October 22, 2018	December 25, 2018
India
January 26, 2018	April 2, 2018	August 15, 2018	November 8, 2018
February 13, 2018	April 14, 2018	August 22, 2018	November 9, 2018
February 19, 2018	May 1, 2018	September 12, 2018	November 20, 2018
March 1, 2018	May 29, 2018	September 20, 2018	November 21, 2018
March 29, 2018	June 15, 2018	October 2, 2018	November 22, 2018
March 30, 2018	April 2, 2018	October 18, 2018	December 25, 2018
Indonesia
January 1, 2018	May 10, 2018	August 17, 2018	December 25, 2018
February 16, 2018	May 30, 2018	August 22, 2018	December 31, 2018
March 30, 2018	June 1, 2018	September 12, 2018	January 1, 2019
May 1, 2018	June 15, 2018	November 21, 2018
Ireland
January 1, 2018	May 28, 2018	August 27, 2018	January 1, 2019
March 30, 2018	June 4, 2018	October 29, 2018
April 2, 2018	July 12, 2018	December 25, 2018
May 7, 2018	August 6, 2018	December 26, 2018
Israel
March 1, 2018	April 25, 2018	June 8, 2018	September 19, 2018
March 21, 2018	April 26, 2018	July 22, 2018	September 24, 2018
April 6, 2018	May 9, 2018	September 10, 2018	October 1, 2018
April 19, 2018	May 10, 2018	September 11, 2018	October 8, 2018
April 20, 2018	May 20, 2018	September 18, 2018	October 9, 2018
The Israeli market is closed every Friday.
Italy
January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
-A- 11

March 30, 2018	May 1, 2018	December 26, 2018
Japan
January 1, 2018	March 21, 2018	September 17, 2018	December 31, 2018
January 2, 2018	April 30, 2018	September 24, 2018	January 1, 2019
January 3, 2018	May 3, 2018	October 8, 2018	January 2, 2019
January 8, 2018	May 4, 2018	November 23, 2018	January 3, 2019
February 12, 2018	July 16, 2018	December 24, 2018
Malaysia
January 1, 2018	May 29, 2018	August 22, 2018	November 20, 2018
January 31, 2018	May 30, 2018	August 31, 2018	December 25, 2018
February 1, 2018	May 31, 2018	September 11, 2018	January 1, 2019
February 16, 2018	June 1, 2018	September 17, 2018
May 1, 2018	June 15, 2018	November 8, 2018
Mexico
January 1, 2018	March 29, 2018	November 2, 2018	December 25, 2018
February 5, 2018	March 30, 2018	November 19, 2018	January 1, 2019
March 19, 2018	May 1, 2018	December 12, 2018
Morocco
January 1, 2018	July 30, 2018	August 22, 2018	November 20, 2018
January 11, 2018	August 14, 2018	August 23, 2018	November 21, 2018
May 1, 2018	August 20, 2018	September 11, 2018	January 1, 2019
June 15, 2018	August 21, 2018	November 6, 2018
Netherlands
January 1, 2018	April 27, 2018	May 21, 2018	December 26, 2019
March 30, 2018	May 1, 2018	December 25, 2018
April 2, 2018	May 10, 2018	December 26, 2018
New Zealand
January 1, 2018	February 6, 2018	June 4, 2018	January 1, 2019
January 2, 2018	March 30, 2018	October 22, 2018	January 2, 2019
January 22, 2018	April 2, 2018	December 25, 2018
January 29, 2018	April 25, 2018	December 26, 2018
-A- 12

Norway
January 1, 2018	May 1, 2018	December 24, 2018	January 1, 2019
March 29, 2018	May 10, 2018	December 25, 2018
March 30, 2018	May 17, 2018	December 26, 2018
April 2, 2018	May 21, 2018	December 31, 2018
Peru
January 1, 2018	May 1, 2018	October 8, 2018	January 1, 2019
March 29, 2018	June 29, 2018	November 1, 2018
March 30, 2018	August 30, 2018	December 25, 2018
The Philippines
January 1, 2018	May 1, 2018	August 21, 2018	December 25, 2018
March 29, 2018	June 12, 2018	August 27, 2018	December 31, 2018
March 30, 2018	June 15, 2018	November 1, 2018	January 1, 2019
April 9, 2018	August 20, 2018	November 30, 2018
Poland
January 1, 2018	May 1, 2018	August 15, 2018	December 25, 2018
March 30, 2018	May 3, 2018	November 1, 2018	December 26, 2018
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019
Portugal
January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 26, 2018
Qatar
January 1, 2018	March 4, 2018	August 22, 2018	December 18, 2018
February 13, 2018	June 17, 2018	August 23, 2018	January 1, 2019
Russia
January 1, 2018	February 23, 2018	July 4, 2018	January 1, 2019
January 2, 2018	March 8, 2018	September 3, 2018	January 2, 2019
January 3, 2018	March 30, 2018	October 8, 2018	January 3, 2019
January 4, 2018	May 1, 2018	November 5, 2018	January 4, 2019
January 5, 2018	May 9, 2018	November 12, 2018
January 15, 2018	May 28, 2018	November 22, 2018
February 19, 2018	June 12, 2018	December 25, 2018
-A- 13

Singapore
January 1, 2018	May 1, 2018	August 9, 2018	December 25, 2018
February 16, 2018	May 29, 2018	August 22, 2018	January 1, 2019
March 30, 2018	June 15, 2018	November 7, 2018
South Africa
January 1, 2018	April 2, 2018	August 9, 2018	December 25, 2018
March 21, 2018	April 27, 2018	September 24, 2018	December 26, 2018
March 30, 2018	May 1, 2018	December 17, 2018	January 1, 2019
South Korea
January 1, 2018	May 7, 2018	September 24, 2018	December 25, 2018
February 15, 2018	May 22, 2018	September 25, 2018	December 31, 2018
February 16, 2018	June 6, 2018	September 26, 2018	January 1, 2019
March 1, 2018	June 13, 2018	October 3, 2018
May 1, 2018	August 15, 2018	October 9, 2018
Spain
January 1, 2018	April 2, 2018	August 15, 2018	December 26, 2018
March 19, 2018	May 1, 2018	October 12, 2018	January 1, 2019
March 29, 2018	May 31, 2018	November 1, 2018
March 30, 2018	July 25, 2018	December 25, 2018
Sweden
January 1, 2018	May 1, 2018	June 6, 2018	December 26, 2018
March 29, 2018	May 10, 2018	June 22, 2018	December 31, 2018
March 30, 2018	May 17, 2018	December 24, 2018	January 1, 2019
April 2, 2018	May 21, 2018	December 25, 2018
Switzerland
January 1, 2018	April 2, 2018	May 21, 2018	December 26, 2018
January 2, 2018	May 1, 2018	August 1, 2018	January 1, 2019
March 30, 2018	May 10, 2018	December 25, 2018	January 2, 2019
Taiwan
January 1, 2018	February 20, 2018	May 1, 2018	December 31, 2018
February 15, 2018	February 28, 2018	June 18, 2018	January 1, 2019
February 16, 2018	April 4, 2018	September 24, 2018
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February 19, 2018	April 5, 2018	October 10, 2018
Thailand
January 1, 2018	April 13, 2018	May 29, 2018	December 5, 2018
January 2, 2018	April 16, 2018	July 26, 2018	December 10, 2018
March 2, 2018	May 1, 2018	August 13, 2018	December 31, 2018
April 6, 2018	May 7, 2018	October 23, 2018	January 1, 2019
Turkey
January 1, 2018	June 15, 2018	August 23, 2018	January 1, 2019
April 23, 2018	August 20, 2018	August 24, 2018
May 1, 2018	August 21, 2018	August 30, 2018
June 14, 2018	August 22, 2018	October 29, 2018
United Arab Emirates
January 1, 2018	June 15, 2018	September 3, 2018	November 30, 2018
January 15, 2018	June 17, 2018	September 11, 2018	December 2, 2018
February 19, 2018	July 4, 2018	October 8, 2018	December 3, 2018
March 30, 2018	August 21, 2018	November 12, 2018	December 21, 2018
April 13, 2018	August 22, 2018	November 20, 2018	December 25, 2018
May 28, 2018	August 23, 2018	November 22, 2018	January 1, 2019
United States
January 1, 2018	March 30, 2018	September 3, 2018	November 22, 2018
January 15, 2018	May 28, 2018	October 8, 2018	December 25, 2018
February 19, 2018	July 4, 2018	November 12, 2018	January 1, 2019
Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/22/2017	1/2/2018	11
Britain	12/30/2016	1/9/2017	10
	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
	5/8/2017	5/16/2017	8
	5/10/2017	5/18/2017	8
	5/11/2017	5/19/2017	8
	5/23/2017	5/31/2017	8
	5/24/2017	6/1/2017	8
	12/21/2017	1/2/2018	12
	12/22/2017	1/3/2018	12
China	1/25/2017	2/7/2017	13
	1/26/2017	2/8/2017	13
-A- 15

Country	Trade Date	Settlement Date	Number of Days to Settle
	9/28/2017	10/9/2017	11
	9/29/2017	10/10/2017	11
Denmark	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Israel	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/28/2017	10/6/2017	8
Japan	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8
Norway	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Russia	12/29/2016	1/10/2017	12
	12/30/2016	1/11/2017	12
South Korea	4/28/2017	5/8/2017	10
	9/29/2017	10/11/2017	12
	10/2/2017	10/12/2017	10
Spain	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
Turkey	8/28/2017	9/6/2017	9
	8/29/2017	9/7/2017	9
United Arab Emirates	8/30/2017	9/7/2017	8
*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/21/2018	1/2/2019	12
Britain	3/28/2018	4/5/2018	8
	5/4/2018	5/15/2018	11
	5/8/2018	5/16/2018	8
	12/21/2018	1/7/2019	17
Chile	9/14/2018	9/24/2018	10
China	2/14/2018	2/26/2018	12
	3/29/2018	4/9/2018	11
	9/28/2018	10/10/2018	12
Czech	12/21/2018	12/31/2018	10
Denmark	3/28/2018	4/5/2018	8
	12/21/2018	1/2/2019	12
Egypt	8/20/2018	8/28/2018	8
Finland	12/21/2018	12/31/2018	10
Hong Kong	2/14/2018	2/26/2018	12
	3/29/2018	4/9/2018	11
	9/28/2018	10/10/2018	12
	12/21/2018	1/2/2019	12
India	3/28/2018	4/5/2018	8
	11/19/2018	11/27/2018	8
Israel	4/18/2018	4/27/2018	9
	9/17/2018	9/25/2018	8
Japan	12/29/2017	1/9/2018	11
	4/27/2018	5/7/2018	10
	12/28/2018	1/8/2019	11
Malaysia	5/28/2018	6/6/2018	9
Morocco	8/17/2018	8/28/2018	11
-A- 16

Country	Trade Date	Settlement Date	Number of Days to Settle
Norway	3/28/2018	4/5/2018	8
	12/21/2018	1/2/2019	12
Russia	12/29/2017	1/10/2018	12
	12/31/2018	1/9/2019	9
South Korea	9/21/2018	10/1/2018	10
Spain	3/28/2018	4/5/2018	8
Sweden	12/21/2018	1/2/2019	12
Taiwan	2/14/2018	2/23/2018	9
Turkey	8/17/2018	8/29/2018	12
United Arab Emirates	8/20/2018	8/28/2018	8
*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
-A- 17

APPENDIX B
As stated in the Prospectus, the FlexShares Core Select Bond Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.
I.	Index and Security Futures Contracts
A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).
II.	Margin Payments
Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
III.	Risks of Transactions in Futures Contracts
There are several risks in connection with the use of futures by the Fund, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such
-B- 1

time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by Fund is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
-B- 2

IV.	Options on Futures Contracts
The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.
Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
V.	Other Matters
The Fund intends to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator”. The Fund are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Fund under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator with respect to the Fund under such Act. In order to continue to claim exclusion from registration as a “commodity pool operator” with respect to the Fund, the Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
-B- 3

APPENDIX C
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured
-C- 1

obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
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“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
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Local Currency and Foreign Currency Risks - S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
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“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S& P Global Ratings analysis will review the following considerations:
Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
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Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale/ the rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
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An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that will exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
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PART C
OTHER INFORMATION
Item 28.		Exhibits
(a)	(1)	Certificate of Trust dated May 13, 2010[1]
	(2)	Amendment to the Certificate of Trust dated April 12, 2011[1]
	(3)	Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]
	(4)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated December 12, 2013[9]
	(5)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of August 22, 2016.[17]
(b)	(1)	Amended and Restated By-Laws of the Trust.[3]
	(2)	Amendment to the Amended and Restated By-Laws of the Trust dated September 24, 2015[13]
Articles IV, V, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]
(d)	(1)	Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(2)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[18]
	(3)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(4)	Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[7]
	(5)	Amendment No. 1 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[5]
	(6)	Amendment No. 2 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[6]
	(7)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[8]
	(8)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Disciplined Duration MBS Index Fund)[9]
	(9)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund)[10]
	(10)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[11]
	(11)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[12]
	(12)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund)[13]
	(13)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Real Assets Allocation Index Fund)[14]

	(14)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[15]
	(15)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® STOXX® US ESG Impact Index Fund and FlexShares® STOXX® Global ESG Impact Index Fund)[16]
	(16)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Core Select Bond Fund)[18]
	(17)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (March 1, 2017)[19]
	(18)	Amendment to Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[18]
(e)	(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC[4]
	(2)	Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC (amending Exhibit A)[18]
	(3)	Form of Authorized Participant Agreement[3]
(f)		Not applicable
(g)	(1)	Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]
	(2)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]
	(3)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]
(h)	(1)	Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]
	(2)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]
	(3)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]
	(4)	Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A.[4]
	(5)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]
	(6)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]
	(7)	Form of Sublicense Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(8)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Quality Dividend Funds)[6]
	(9)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Global Quality Real Estate Index Fund)[8]
	(10)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund)[10]
	(11)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[12]
	(12)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Real Assets Allocation Index Fund)[14]
(i)		Opinion and Consent of Drinker Biddle & Reath LLP[19]

(j)		Consent of Independent Registered Public Accounting Firm[19]
(k)		Not applicable
(l)		Initial Capital Agreement[3]
(m)		Distribution and Service Plan, adopted July 14, 2011[3]
(n)		Not applicable
(o)		Not applicable
(p)	(1)	Code of Ethics of the Trust[2]
	(2)	Code of Ethics of Northern Trust Investments, Inc.[8]
(Other)		Power of Attorney[19]
[1]	Incorporated herein by reference to the Initial Registration Statement filed on May 5, 2011.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 filed on August 8, 2011.
[3]	Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on September 1, 2011.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 filed on October 18, 2011.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 6 filed on February 28, 2012.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 32 filed on February 28, 2013.
[7]	Incorporated herein by reference to Post-Effective Amendment No. 40 filed on November 1, 2013.
[8]	Incorporated herein by reference to Post-Effective Amendment No. 42 filed on February 28, 2014.
[9]	Incorporated herein by reference to Post-Effective Amendment No. 47 filed on August 13, 2014.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 50 filed on November 3, 2014.
[11]	Incorporated herein by reference to Post-Effective Amendment No. 52 filed on February 26, 2015.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 58 filed on September 3, 2015.
[13]	Incorporated herein by reference to Post-Effective Amendment No. 60 filed on November 3, 2015.
[14]	Incorporated herein by reference to Post-Effective Amendment No. 61 filed on November 6, 2015.
[15]	Incorporated herein by reference to Post-Effective Amendment No. 64 filed on February 24, 2016.
[16]	Incorporated herein by reference to Post-Effective Amendment No. 67 filed on July 1, 2016.
[17]	Incorporated herein by reference to Post-Effective Amendment No. 69 filed on August 29, 2016.
[18]	Incorporated herein by reference to Post-Effective Amendment No. 70 filed on November 10, 2016.
[19]	Filed herewith.
Item 29.	Persons Controlled by or Under Common Control with Registrant
None.
Item 30.	Indemnification
Section 3 of Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.
Section 8 of the Investment Advisory and Ancillary Services Agreement between the Registrant and the investment adviser (the “Adviser”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject.
Paragraph 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (“Foreside”) provides that the Registrant will indemnify Foreside against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by Foreside, or those resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of Foreside. Paragraph 6 of the Distribution Agreement also provides that Foreside will indemnify the Trustees and officers of the Registrant against certain liabilities relating to allegations of wrongful acts of Foreside, Foreside’s breach of any obligation, representation or warranty under the Distribution Agreement, Foreside’s failure to comply in any material respect with applicable securities laws, and allegations of untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by Foreside.
A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 31.	Business and Other Connections of the Investment Adviser
Northern Trust Investments, Inc. (“NTI”) a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Funds. NTI is referred to as the “Investment Adviser.” NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The table below was provided to the Registrant by the Investment Adviser for inclusion in this Registration Statement.
Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Bartholomew, Richard Executive Vice President, Chief Risk Officer and Assistant Trust Officer
Browne, Robert P. Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	50 South Capital Advisors, LLC	CEO
Carberry, Craig R. Senior Vice President, Associate General Counsel, Chief Compliance Officer and Secretary	50 South Capital Advisors, LLC Northern Institutional Funds Northern Funds The Northern Trust Company	Secretary Secretary Secretary Associate General Counsel and Senior Vice President
Carlson, Christopher W. Director, Executive Vice President, Chief Operating Officer & Cashier
Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC Northern Institutional Funds Northern Funds	AML Compliance Officer AML Compliance Officer AML Compliance Officer
Del Real, Jose J. Vice President, Senior Legal Counsel and Assistant Secretary	Northern Institutional Funds Northern Funds The Northern Trust Company	Assistant Secretary Assistant Secretary Senior Legal Counsel and Vice President
Ewing, Peter K. Director, Senior Vice President	The Northern Trust Company Northern Institutional Funds Northern Funds	Senior Vice President President President
McInerney, Joseph W. Director and Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Potter, Stephen N. Director, President, Chief Executive Officer & Chairman	Northern Institutional Funds Northern Funds	Trustee Trustee
Taylor, Lisa C. Director, Senior Vice President, Chief Financial Officer & Treasurer
Tyler, Jason J. Director & Executive Vice President
Thomas, Shundrawn A. Director and Executive Vice President
Item 32.	Principal Underwriters
(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended (as of February 15, 2017):
1.ABS Long/Short Strategies Fund
2.Absolute Shares Trust
3.AdvisorShares Trust
4.American Beacon Funds
5.American Beacon Select Funds
6.Archstone Alternative Solutions Fund
7.Ark ETF Trust
8.Avenue Mutual Funds Trust
9.BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12. Bridgeway Funds, Inc.
13.Davis Fundamental ETF Trust
14.Center Coast MLP & Infrastructure Fund
15.Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
16.Context Capital Funds
17.CornerCap Group of Funds
18.Direxion Shares ETF Trust
19.Eaton Vance NextShares Trust
20.Eaton Vance NextShares Trust II
21.EIP Investment Trust

22.Evanston Alternative Opportunities Fund
23.Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
24.FEG Absolute Access Fund I LLC
25.FlexShares Trust
26.Forum Funds
27.Forum Funds II
28.FQF Trust
29.Guiness Atkinson Funds
30.Henderson Global Funds
31. Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
32.Horizons ETF Trust
33.Infinity Core Alternative Fund
34.Ironwood Institutional Multi-Strategy Fund LLC
35.Ironwood Multi-Strategy Fund LLC
36.John Hancock Exchange-Traded Fund Trust
37.Lyons Funds
38.Manor Investment Funds
39.Miller/Howard Funds Trust
40.Miller/Howard High Income Equity Fund
41.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
42.Montage Managers Trust
43.Palmer Square Opportunistic Income Fund
44.PENN Capital Funds Trust
45.Performance Trust Mutual Funds, Series of Trust for Professional Managers
46.Pine Grove Alternative Institutional Fund
47.Plan Investment Fund, Inc.
48.PMC Funds, Series of Trust for Professional Managers
49.Quaker Investment Trust
50.Ramius Archview Credit and Distressed Feeder Fund
51.Ramius Archview Credit and Distressed Fund
52.Recon Capital Series Trust
53.Renaissance Capital Greenwich Funds
54.RMB Investors Trust (f/k/a Burnham Investors Trust)
55.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

56.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
57.Salient MF Trust
58.SharesPost 100 Fund
59.Sound Shore Fund, Inc.
60.Steben Alternative Investment Funds
61.Steben Select Multi-Strategy Fund
62.Strategy Shares
63.The 504 Fund (f/k/a The Pennant 504 Fund)
64.The Community Development Fund
65.Third Avenue Trust
66.Third Avenue Variable Series Trust
67.TIFF Investment Program
68.Turner Funds
69.U.S. Global Investors Funds
70. West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
71.Wintergreen Fund, Inc.
72.WisdomTree Trust
(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
(c)	Not applicable.

Item 33.	Location of Accounts and Records
The Amended and Restated Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of JPMorgan Chase Bank, N.A., One Beacon Street, Boston, Massachusetts 02108. Records for Foreside Fund Services, LLC, the distributor, are located at Three Canal Plaza, Portland, Maine 04101. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 and NTI, 50 S. LaSalle Street, Chicago, Illinois 60603.
Item 34.	Management Services
Not Applicable.
Item 35.	Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 72 pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 72 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 24th day of February, 2017.
FLEXSHARES TRUST
By:	/s/ Shundrawn A. Thomas
Shundrawn A. Thomas Trustee and President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 72 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Name	Title	Date
/s/ Sarah N. Garvey	Trustee	February 24, 2017
Sarah N. Garvey
/s/ Philip G. Hubbard	Trustee	February 24, 2017
Philip G. Hubbard
/s/ Eric T. McKissack	Trustee	February 24, 2017
Eric T. McKissack
/s/ Shundrawn A. Thomas	Trustee and President (Principal Executive Officer)	February 24, 2017
Shundrawn A. Thomas
/s/ Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 24, 2017
Randal E. Rein

Exhibit Index
(d)(17)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.
(i)	Opinion and Consent of Drinker Biddle & Reath LLP
(j)	Consent of Independent Registered Public Accounting Firm
(Other)	Power of Attorney